SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [_]
Check the appropriate box:
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
     [_]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [_]  Definitive additional materials
     [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CHEROKEE BANKING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [_]  No  fee  required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------
     [_]  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:
                                      $680
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                                 SCHEDULE 13E-3
--------------------------------------------------------------------------------
     (3)  Filing  Party:
                            CHEROKEE BANKING COMPANY
--------------------------------------------------------------------------------
     (4)  Date  Filed:
                                   JULY 1, 2005
--------------------------------------------------------------------------------

                            CHEROKEE BANKING COMPANY
                             1275 RIVERSTONE PARKWAY
                              CANTON, GEORGIA 30114
                                 (770) 479-3400

                               September 30, 2005

Dear  Shareholder:

     You are cordially invited to attend the special meeting of shareholders, which will be held at 5:00 p.m. on November 1, 2005, at our main office located at 1275 Riverstone Parkway, Canton, Georgia, 30114. I hope that you will be able to attend the meeting, and I look forward to seeing you.

     At the meeting, shareholders will vote on an Agreement and Plan of Reorganization (the "Plan") that is designed to take Cherokee Banking Company ("Cherokee") private by reducing its number of shareholders of record below 300. Once Cherokee is a private company, it will realize significant cost savings resulting from the termination of its reporting obligations under the Securities Exchange Act of 1934.

     The Plan provides for the merger of Cherokee Interim Corporation ("Interim") with and into Cherokee, with Cherokee surviving the merger (the "Reorganization"). Interim is a new Georgia corporation formed solely to effect the Reorganization. If the Plan is approved by our shareholders, shareholders owning fewer than 1,100 shares of Cherokee common stock of record will receive $17.75 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     Our principal reasons for effecting the Reorganization are the direct and indirect cost savings of over $140,000 per year that we expect to experience as a result of the deregistration of our common stock under the Securities Exchange Act of 1934 and the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in our common stock. We also believe that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock.

     We plan to effect the Reorganization by filing articles of merger as soon as possible after we obtain shareholder approval of the Plan. This date will also serve as the record date for determining the ownership of shares for purposes of the Reorganization.

     The board of directors has established September 20, 2005 as the record date for determining shareholders who are entitled to notice of the special meeting and to vote on the matters presented at the meeting. Whether or not you plan to attend the special meeting, please complete, sign and date the proxy card and return it in the envelope provided in time for it to be received by October 28, 2005. If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

     The board of directors has determined that the Plan is fair to Cherokee's unaffiliated shareholders, and has voted in favor of the Plan. On behalf of the board of directors, I urge you to vote FOR approval of the Plan.

                              Sincerely,



                              /s/ Dennis W. Burnette
                              President and Chief Executive Officer

     DO NOT SEND STOCK CERTIFICATES TO THE COMPANY FOR EXCHANGE AT THIS TIME. IF THE REORGANIZATION IS APPROVED, THE COMPANY WILL SEND YOU A TRANSMITTAL LETTER WITH INSTRUCTIONS ON EXCHANGING YOUR STOCK CERTIFICATE(S) FOR ANY CASH PAYMENT DUE TO YOU.

                            CHEROKEE BANKING COMPANY
                             1275 RIVERSTONE PARKWAY
                              CANTON, GEORGIA 30114
                                 (770) 479-3400


                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON November 1, 2005


     The special meeting of shareholders of Cherokee Banking Company ("Cherokee") will be held at 5:00 p.m. on November 1, 2005, at 1275 Riverstone Parkway, Canton, Georgia, 30114, for the following purposes:

     (1) To vote on an Agreement and Plan of Reorganization providing for the merger of Cherokee Interim Corporation with and into Cherokee, with Cherokee surviving the merger and the record holders of fewer than 1,100 shares of Cherokee common stock receiving $17.75 in cash in exchange for each of their shares of such stock. The text of the Plan is set forth in Appendix A to the enclosed proxy statement; and
                              -----------

     (2) To transact any other business as may properly come before the meeting or any adjournment of the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN.

     Cherokee's shareholders are entitled to statutory dissenters' rights under the Plan. If Cherokee's shareholders approve the Plan, shareholders who elect to dissent from approval of the Plan are entitled to receive the "fair value" of their shares of common stock if they comply with the provisions of Article 13 of the Georgia Business Corporation Code regarding the rights of dissenting shareholders. We have attached a copy of Article 13 of the Georgia Business Corporation Code as Appendix B to the accompanying proxy statement.
                       -----------

     The board of directors has set the close of business on September 20, 2005 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                   By Order of the Board of Directors,


                                   /s/ Dennis W. Burnette
                                   President and Chief Executive Officer

September 30, 2005

                            CHEROKEE BANKING COMPANY
                             1275 Riverstone Parkway
                              Canton, Georgia 30114
                                 (770) 479-3400


--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2005

--------------------------------------------------------------------------------


     The board of directors of Cherokee Banking Company ("Cherokee" or the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at a special meeting of shareholders. At the meeting, shareholders will vote on an Agreement and Plan of Reorganization (the "Plan") that is designed to take Cherokee private by reducing its number of shareholders of record below 300.

     The board of directors of Cherokee has determined that it is in the best interests of Cherokee and its shareholders to effect a reorganization that will permit Cherokee to become a private company. Once private, Cherokee will realize significant cost savings by terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and its related reporting obligations.

     The Plan provides for the merger of Cherokee Interim Corporation ("Interim") with and into Cherokee, with Cherokee surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders owning fewer than 1,100 shares of Cherokee common stock of record will receive $17.75 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     This proxy statement provides you with detailed information about the proposed Reorganization. We encourage you to read this entire proxy statement carefully.

     The board of directors has determined that the Plan is fair to Cherokee's unaffiliated shareholders and has approved the Plan. The Reorganization cannot be completed, however, unless the Plan is approved by the holders of a majority of the votes entitled to be cast on the Plan. The current directors and executive officers of Cherokee beneficially own approximately 38.4% of Cherokee's common stock and have indicated that they intend to vote their shares in favor of the Plan.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE SEC HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE PLAN OR THE TRANSACTIONS CONTEMPLATED THEREBY NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE DATE OF THIS PROXY STATEMENT IS SEPTEMBER 30, 2005. WE FIRST MAILED THIS PROXY STATEMENT TO THE SHAREHOLDERS OF CHEROKEE ON OR ABOUT THAT DATE.

                                IMPORTANT NOTICES

     Our common stock is not a deposit or bank account and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement. You should not rely on any other information. The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the Reorganization is effected.

     We will update this proxy statement to reflect any factors or events arising after its date that individually or together represent a material change in the information included in this document.

     We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. Forward-looking statements include information about possible or assumed future results of the operations or our performance after the Reorganization is accomplished. When we use words such as "believes," "anticipates," "expects," "intends," "targeted," and similar expressions, we are making forward-looking statements that are subject to risks and uncertainties. Various future events or factors may cause our results of operations or performance to differ materially from those expressed in our forward-looking statements. These factors include:

     (1) changes in economic conditions, both nationally and in our primary market area;

     (2) changes in governmental monetary and fiscal policies, as well as legislative and regulatory changes;

     (3) the effect of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements;

     (4) the effects of competition from other financial service providers operating in our primary market area and elsewhere; and

     (5) the failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

     The words "we," "our," and "us," as used in this proxy statement, refer to Cherokee and its wholly-owned subsidiaries, collectively, unless the context indicates otherwise.

                                 TABLE OF CONTENTS

                                                                              Page
SUMMARY TERM SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

QUESTIONS AND ANSWERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

SPECIAL FACTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
    PURPOSE OF THE REORGANIZATION. . . . . . . . . . . . . . . . . . . . . .     7
    ALTERNATIVES CONSIDERED. . . . . . . . . . . . . . . . . . . . . . . . .     7
    BACKGROUND OF THE REORGANIZATION . . . . . . . . . . . . . . . . . . . .     8
    REASONS FOR THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . .    11
    POTENTIAL DISADVANTAGES OF THE REORGANIZATION. . . . . . . . . . . . . .    12
    EFFECTS OF THE REORGANIZATION ON CHEROKEE. . . . . . . . . . . . . . . .    13
    EFFECTS OF THE REORGANIZATION ON AFFILIATES. . . . . . . . . . . . . . .    14
    EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS GENERALLY. . . . . . . . .    15
    FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. . . . . . . . . .    16
    PRO FORMA EFFECT OF THE REORGANIZATION . . . . . . . . . . . . . . . . .    18
    SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA . . . . . . . . . . . . .    19
    RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION    20
    DETERMINATION OF FAIRNESS BY INTERIM AND OTHER CHEROKEE AFFILIATES . . .    24
    OPINION OF INDEPENDENT FINANCIAL ADVISOR . . . . . . . . . . . . . . . .    24

INFORMATION REGARDING THE SPECIAL MEETING OF SHAREHOLDERS. . . . . . . . . .    36
    TIME AND PLACE OF MEETING. . . . . . . . . . . . . . . . . . . . . . . .    36
    RECORD DATE AND MAILING DATE . . . . . . . . . . . . . . . . . . . . . .    36
    NUMBER OF SHARES OUTSTANDING . . . . . . . . . . . . . . . . . . . . . .    36
    PURPOSE OF THE SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . .    36
    DISSENTERS' RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
    PROCEDURES FOR VOTING BY PROXY . . . . . . . . . . . . . . . . . . . . .    36
    REQUIREMENTS FOR SHAREHOLDER APPROVAL. . . . . . . . . . . . . . . . . .    36
    SOLICITATION OF PROXIES. . . . . . . . . . . . . . . . . . . . . . . . .    37

DESCRIPTION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .    38
    THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
    SOURCE OF FUNDS AND EXPENSES . . . . . . . . . . . . . . . . . . . . . .    40
    DISSENTERS' RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    41

INFORMATION ABOUT CHEROKEE AND ITS AFFILIATES. . . . . . . . . . . . . . . .    44
    DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . .    44
    STOCK OWNERSHIP BY AFFILIATES. . . . . . . . . . . . . . . . . . . . . .    45
    RECENT AFFILIATE TRANSACTIONS IN CHEROKEE STOCK. . . . . . . . . . . . .    46
    STOCK PURCHASES BY CHEROKEE. . . . . . . . . . . . . . . . . . . . . . .    47
    MARKET FOR COMMON STOCK AND DIVIDENDS. . . . . . . . . . . . . . . . . .    47
    DESCRIPTION OF CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . .    48
    OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA. . . . . . . . . . . . . . .    50

PRO FORMA CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . . . . .. .    52

WHERE YOU CAN FIND MORE INFORMATION. . . . . . . . . . . . . . . . . . . . .    56

                                       ***
                                       ---

APPENDIX A. . . . .   AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B. . . . .   ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE

APPENDIX C. . . . .   OPINION OF INDEPENDENT FINANCIAL ADVISOR

APPENDIX D. . . . .   VALUATION REPORT OF INDEPENDENT FINANCIAL ADVISOR

APPENDIX E. . . . .   FINANCIAL STATEMENTS AND MANAGEMENT DISCUSSION AND
                      ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2004

APPENDIX F. . . . .   FINANCIAL STATEMENTS AND MANAGEMENT DISCUSSION AND
                      ANALYSIS FOR THE SIX MONTHS ENDED JUNE 30, 2005

                               SUMMARY TERM SHEET

     The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in or accompanying this proxy statement, including the financial information and appendices. We urge you to review the entire proxy statement and accompanying materials carefully.

     - STRUCTURE OF THE REORGANIZATION. The Plan provides for the merger of Interim with and into Cherokee, with Cherokee surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders owning fewer than 1,100 shares of Cherokee common stock will receive $17.75 in cash for each share that they own on the effective date of the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization.

     - DETERMINATION OF SHARES "HELD OF RECORD." A shareholder who owns fewer than 1,100 shares of Cherokee common stock "of record" will receive $17.75 per share in cash in the Reorganization, while a record holder of 1,100 or more shares will be unaffected. A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds separate certificates individually, as a joint tenant with someone else, as trustee and in an IRA, those four certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. As a result, a single shareholder with 1,100 or more shares held in various accounts could receive cash in the Reorganization for all of his or her shares if those accounts individually hold fewer than 1,100 shares. To avoid this, the shareholder may either consolidate his or her ownership into a single form of ownership representing 1,100 or more shares, or acquire additional shares in the market prior to the effective date of the Reorganization.

          Shares represented by multiple certificates which are held in a single record holder's name will be aggregated in determining the total number of shares held by the particular record holder. Solely for purposes of determining the aggregate number of shares held by a particular record holder, we will include all shares subject to options held by the record holder, which will result in fewer shareholders being cashed out in the merger. For example, we expect that ten shareholders who would otherwise be cashed out in the merger will not be cashed out due to this provision. These ten shareholders are officers of Cherokee Bank, N.A. (the "Bank" or "Cherokee Bank"). The board deemed it important that the Bank's officers have an equity interest in Cherokee in order to align their objectives with the success of Cherokee and the Bank. We will not include shares subject to options in our calculations of any other share number such as shares outstanding, estimated shares remaining after the merger or estimated shares cashed out.

          Additionally, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker. Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, our Plan is based on the number of shares held of record without regard to the ultimate control or beneficial ownership of the shares. As a result, any shareholder that holds shares through a broker who holds an aggregate of 1,100 or more shares will not be entitled to receive cash for his or her shares regardless of the number of shares owned by the individual shareholder. Any shareholder who holds fewer than 1,100 shares in street name who would like to ensure that he or she will receive cash may transfer his or her shares out of street name to his or her individual name.

     - EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS. See "Special Factors-Effects of the Reorganization on Affiliates" on page 14 and "-Effects of the Reorganization on Shareholders Generally" on page 15 for additional information about the effects of the Reorganization on shareholders, including:

          For shareholders who retain their shares in the Reorganization:

               -    decreased liquidity in Cherokee's common stock;
               - decreased access to publicly available information about Cherokee;
               -    a reduction in book value;

               - a reduction in diluted earnings per share for the year ended December 31, 2004 on a pro forma basis compared to historical diluted earnings per share for the year ended December 31, 2004; and
               - a slight increase in their respective percentage ownership of our common stock.

          For  shareholders  receiving  cash  in  the  Reorganization:

               -    receipt  of  $17.75  per  share  in  cash;
               -    loss  of  their  equity  and  voting  interest  in Cherokee;
               - federal income tax liability for any cash received in the Reorganization; and
               - liquidation of a relatively illiquid ownership interest in Cherokee without incurring brokerage costs.

          Additional effects on affiliated shareholders (directors, executive officers and 10% shareholders):

               - elimination of individual reporting obligations under federal securities laws;
               - elimination of a "safe harbor" for dispositions of their shares under federal securities laws; and
               - slight consolidation of management ownership (from approximately 38.4% to 42.2% of shares outstanding).

     -    EFFECTS  OF  THE  REORGANIZATION  ON  CHEROKEE.  As  a  result  of the
          Reorganization:

          - Our number of record shareholders, measured as of September 20, 2005, will be reduced from approximately 657 to approximately 177, and the number of outstanding shares of Cherokee common stock will decrease from approximately 1,242,515 to approximately 1,105,769, resulting in a decrease in the number of shares that will be available for purchase and sale in the market;

          - We will be entitled to terminate the registration of our common stock under the Securities Exchange Act, which will mean that we will no longer be required to file reports with the SEC or be classified as a public company;

          - The book value per share of Cherokee common stock as of June 30, 2005 on a historical basis will be reduced by approximately 7.3%, from approximately $11.50 to approximately $10.66 on a pro forma basis;

          - Diluted earnings per share of Cherokee common stock on a historical basis for the year ended December 31, 2004 will be reduced by approximately 11.4%, from approximately $0.44 to $0.39 on a pro forma basis, with historical diluted earnings per share for the six months ended June 30, 2005 of $0.37 not changing;

          - Our shareholders' equity as of June 30, 2005 will be reduced by approximately 17.5%, from $14,294,064 on a historical basis to approximately $11,786,822 on a pro forma basis. Our regulatory capital, however, will increase from $14,947,780 on a historical basis to approximately $15,440,538 on a pro forma basis, as the result of the issuance of $3,000,000 in trust preferred securities, which will qualify for tier 1 capital treatment; and

          - The percentage ownership of Cherokee common stock beneficially owned by its executive officers and directors as a group will increase from approximately 38.4% to 42.2%.

               See  page  14  for  a more detailed description of these effects.

     - REASONS FOR THE REORGANIZATION. Our principal reasons for effecting the Reorganization are:

          - the direct and indirect cost savings of approximately $140,000 per year that we expect to experience as a result of the deregistration of our common stock under the Securities Exchange Act and the anticipated decrease in expenses relating to servicing a relatively large number of shareholders holding small positions in our common stock; and

          - our belief that our shareholders have not benefited proportionately from the costs relating to the registration of our common stock, principally as a result of the thin trading market for our stock.

               See page 11 for more detailed information.

     - FAIRNESS OF THE REORGANIZATION. We believe that the Reorganization is fair to our unaffiliated shareholders who will receive cash in the Reorganization and to our unaffiliated shareholders who will retain their shares. The board of directors has approved the Plan and the transactions contemplated thereby. The board's opinion is based on several factors, which are summarized beginning on page 21. These factors include:

          - Independent Valuation: According to an independent valuation prepared by Burke Capital Group, LLC ("Burke Capital"), the fair market value of Cherokee common stock as of June 15, 2005 was between $17.00 to $ 18.00 per share. A copy of the valuation report is attached as Appendix D.
                                         -----------

          - Opinion of Independent Financial Advisor: Burke Capital has delivered its opinion to our board of directors that the $17.75 per-share price to be paid in the Reorganization is fair, from a financial point of view, to Cherokee's shareholders, both those who will receive cash and those who will retain their shares in the Reorganization. A copy of the opinion is attached as Appendix
                                                                       ---------
               C. See "Special Factors-Opinion of Independent Financial Advisor"
               -
               on  page  24  for  additional  information.

          - Premium to Book Value: The price per share to be paid in the Reorganization reflects a multiple of 1.5 times Cherokee's June 30, 2005 book value per share, representing a 54.3% premium.

          - Earnings Multiple: The price per share that will be paid in the Reorganization reflects a multiple of 40.3 times Cherokee's diluted historical earnings per share for the year ended December 31, 2004 and a multiple of 24.0 times Cherokee's annualized diluted historical earnings per share for the six months ended June 30, 2005.

          - Historical Market Prices of Cherokee Common Stock: Although our stock is traded on the Nasdaq over-the-counter bulletin board, there is only a limited trading market for our common stock. The closing prices of our common stock over the past two years have ranged from $14.00 to $23.00 per share, with trades during the first and second quarters of 2005 ranging from $15.20 to $17.00. The closing price of Cherokee's common stock on August 26, 2005, the last business day before we filed the preliminary proxy statement, was $17.75. See "Information about Cherokee and its Affiliates-Recent Affiliate Transactions in Cherokee Stock" on page 46, "-Stock Purchases by Cherokee" on page 47, and "-Market for Common Stock and Dividends" on page 47 for more specific information regarding prices at which our shares have been sold.

          - Liquidity Provided: The Reorganization will provide liquidity, without brokerage costs, to shareholders receiving cash in the Reorganization. We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the limited trading market for our stock.

     - EFFECTIVENESS OF THE REORGANIZATION. The Reorganization will not be effected unless and until Cherokee's shareholders approve the Reorganization. Assuming this occurs, as shortly thereafter as is practicable, Cherokee will file articles or a certificate of merger with the Georgia Secretary of State and thereby effect the Reorganization. We anticipate that the Reorganization will be effected in the fourth quarter of 2005. See page 39 for more detailed information.

     - EFFECT OF THE REORGANIZATION ON OUTSTANDING OPTIONS AND WARRANTS. Outstanding options and warrants will not be affected by the Reorganization.

     - FINANCING FOR THE REORGANIZATION. We estimate that approximately $2.4 million will be required to pay for the shares of Cherokee common stock exchanged for cash in the Reorganization and that the expenses related to the Reorganization will be approximately $80,000. We intend to finance the Reorganization with trust preferred securities. See "Description of the Plan-Source of Funds and Expenses" on page 40 for a description of the terms of the trust preferred securities.

     - DISSENTERS' RIGHTS. Shareholders are entitled to dissenters' rights in connection with the approval of the Plan. See page 41 and Appendix B
                                                                      ----------
          for  additional  information.

                              QUESTIONS AND ANSWERS


Q:   WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your votes for use at our special meeting of shareholders.

     This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We first sent this proxy statement, notice of the special meeting and the enclosed proxy card on or about September 30, 2005 to all shareholders entitled to vote. The record date for those entitled to vote is September 20, 2005. On that date, there were 1,242,515 shares of our common stock outstanding. Shareholders are entitled to one vote for each share of common stock held as of the record date.

Q:   WHAT  IS  THE  TIME  AND  PLACE  OF  THE  SPECIAL  MEETING?

A: The special meeting will be held on November 1, 2005, at 1275 Riverstone Parkway, Canton, Georgia, 30114, at 5:00 p.m. Eastern Time.

Q:   WHO  MAY  BE  PRESENT  AT  THE  SPECIAL  MEETING  AND  WHO  MAY  VOTE?

A: All holders of our common stock may attend the special meeting in person. However, only holders of our common stock of record as of September 20, 2005 may cast their votes in person or by proxy at the special meeting.

Q:   WHAT IS THE VOTE REQUIRED?

A: Because the Plan received the affirmative vote of at least two-thirds of the Company's directors, the proposal to approve the Plan must receive the affirmative vote of the holders of a majority of the votes entitled to be cast on the Plan. If you do not vote your shares, either in person or by proxy, or if you abstain from voting on the proposal, it has the same effect as if you voted against the proposal to approve the Plan. In addition, if your shares are held in a brokerage account and you do not instruct your broker on how to vote on the proposal, your broker will not be able to vote for you. This will have the same effect as a vote against the proposal to approve the Plan.

Q:   WHAT  IS  THE  RECOMMENDATION  OF  OUR  BOARD  OF  DIRECTORS  REGARDING THE
     PROPOSAL?

A: Our board of directors has determined that the Plan is fair to our unaffiliated shareholders and that it is advisable and in the best interests of Cherokee and its shareholders as a whole. Our board of directors has therefore approved the Plan and all transactions contemplated thereby and recommends that you vote "FOR" approval of the Plan.

Q:   WHAT  DO  I  NEED  TO  DO  NOW?

A: Please sign, date, and complete your proxy card and promptly return it in the enclosed, self-addressed, prepaid envelope so that your shares can be represented at the special meeting.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. Just send by mail a written revocation or a new, later-dated, completed and signed proxy card before the special meeting or attend the special meeting and vote in person. You may not change your vote by facsimile or telephone.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, HOW WILL MY SHARES BE VOTED?

A: Following the directions that your broker will mail to you, you may instruct your broker how to vote your shares. If you do not provide any instructions to your broker, your shares will not be voted on the proposal to approve the Plan.

Q: WILL MY SHARES HELD IN "STREET NAME" OR ANOTHER FORM OF RECORD OWNERSHIP BE COMBINED FOR VOTING PURPOSES WITH SHARES I HOLD OF RECORD?

A: No. Because any shares you may hold in street name will be deemed to be held by a different shareholder than any shares you hold of record, any shares so held will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity, and shares held in an IRA must be voted under the rules governing the account.

Q:   IF  I  AM  RECEIVING  CASH IN THE REORGANIZATION, WHEN WILL I GET MY MONEY?

A: After the special meeting and the closing of the transaction, we will mail you instructions on how to exchange your stock certificate for cash. After you sign the forms provided and return your stock certificate, we will send you your cash.

Q:   I  DO  NOT  KNOW  WHERE  MY  STOCK  CERTIFICATE IS. HOW WILL I GET MY CASH?

A: The materials we will send you will include an affidavit that you will need to sign attesting to the loss of your certificate. We will require that you provide a bond to cover any potential loss to Cherokee.

Q:   WILL I HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE REORGANIZATION?

A:   Yes.  Please  see  page  41  and Appendix B for a discussion of dissenters'
                                      ----------
     rights  in  connection  with  the  Reorganization.

Q:   WHAT IF I HAVE QUESTIONS ABOUT REORGANIZATION OR THE VOTING PROCESS?

A: Please direct any questions about the Reorganization or the voting process to our President and Chief Executive Officer, Dennis W. Burnette or our Secretary A. R. (Rick) Roberts, III, at our main office located at 1275 Riverstone Parkway, Canton, Georgia 30114, telephone (770) 479-3400.

                                 SPECIAL FACTORS

PURPOSE OF THE REORGANIZATION

     The primary purpose of the Reorganization is to enable us to terminate the registration of our common stock under Section 12(g) of the Securities Exchange Act. Although we intend to keep our shareholders informed as to our business and financial status after the Reorganization, we anticipate that deregistration will enable us to save significant legal, accounting and administrative expenses relating to our public disclosure and reporting requirements under the Act. As a secondary matter, it is likely to decrease the administrative expense we incur in servicing a large number of record shareholders who own relatively small numbers of shares.

     As of September 20, 2005, Cherokee had approximately 657 record shareholders but approximately 89% of the outstanding shares as of that date were held by approximately 177 shareholders. As a result, there is a limited market for Cherokee's shares and the board of directors believes there is little likelihood that a more active market will develop. However, because we have more than 300 shareholders of record and our common stock is registered under
Section 12(g) of the Securities Exchange Act, we are required to comply with the disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). These requirements include preparing and filing current and periodic reports with the SEC regarding our business, financial condition, board of directors and management team, having these reports reviewed by outside counsel and independent auditors, and documenting our internal controls in preparation for an audit to be filed with the SEC.

     After the reorganization, we intend to keep our shareholders informed about our business and financial condition by delivering annual audited financial statements. Moreover, our business operations are primarily conducted through our banking subsidiary, Cherokee Bank, which is required to file quarterly financial reports with the Federal Deposit Insurance Corporation ("FDIC"). These reports are available online at www.fdic.gov.

     We are required to comply with many of the same securities law requirements as apply to large public companies with substantial compliance resources. Our resources are more limited, however, and securities law compliance activities represent a significant administrative and financial burden to a company of our relatively small size and market capitalization. We also incur less tangible, but nonetheless significant, costs in management time and attention that could otherwise be deployed toward revenue-enhancing activities. The cost of compliance is substantial, representing an estimated direct and indirect annual cost to us of over $140,000. In light of this expense and the limited trading market for Cherokee's common stock, the board of directors believes Cherokee receives little relative benefit from being registered under the Securities Exchange Act. We also incur printing, postage, data entry, stock transfer and other administrative expenses related to servicing shareholders who are record holders of relatively small numbers of shares.

     In light of the relatively small benefit we believe our shareholders have received as a result of our status as a public company, we believe the Reorganization will provide a more efficient means of using our capital to benefit our shareholders. At present, we believe that our thin trading market and the resulting inability of our shareholders to realize the full value of their investment in our common stock through an efficient market has resulted in little relative benefit for our shareholders as compared to the costs of maintaining our registration.

     The Plan is designed to substantially reduce the number of Cherokee's shareholders of record. As of September 20, 2005, Cherokee had approximately 480 record shareholders who owned fewer than 1,100 shares of record. The Reorganization will allow us to pay these shareholders a fair price for their shares which will provide these shareholders liquidity, without brokerage charges, in a limited trading market. The Reorganization will also allow us to eliminate the costs associated with servicing shareholders of record who own relatively small numbers of shares and saving the significant administrative, accounting, and legal expenses incurred in complying with disclosure, reporting and compliance requirements under the Securities Exchange Act and the Sarbanes-Oxley Act.

ALTERNATIVES  CONSIDERED

     In making our determination to proceed with the Reorganization, we considered other alternatives. We rejected these alternatives because we believed the Reorganization would be the simplest and most cost-effective manner in which to achieve the purposes described above. These alternatives included:

     REVERSE STOCK SPLIT. We considered declaring a reverse stock split at a ratio of 1-for-1,100, with cash payments to shareholders who would hold less than a whole share on a post-split basis. This alternative would also have the effect of reducing the number of shareholders, but would require us either to account for outstanding fractional shares after the transaction, engage in a forward stock split at the reverse split ratio, or pay cash to shareholders not holding an even multiple of 1,100 shares. Although we did not precisely quantify the costs involved in the last alternative, they would be much higher than those involved in the Reorganization given that the number of shares to be repurchased would greatly exceed the number of shares repurchased under the merger structure. In view of the administrative inconvenience involved in the issuance of fractional shares or in adding the additional step of a forward stock split, and given the cost involved in redeeming additional fractional interests, the board determined that a merger would be a more flexible and effective method of reducing the number of shareholders and rejected the reverse stock split alternative.

     ISSUER TENDER OFFER. We also considered an issuer tender offer to repurchase shares of our outstanding common stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. We were uncertain as to whether this alternative would result in shares being tendered by a sufficient number of shareholders so as to result in Cherokee common stock being held by fewer than 300 shareholders of record. As a result, we rejected this alternative.

     EXPENSE REDUCTIONS IN OTHER AREAS. While we might be able to offset the expenses relating to SEC registration and a large shareholder base by reducing expenses in other areas, we have not pursued such an alternative because there are no areas in which we could achieve comparable savings without adversely affecting a vital part of our business or impeding our opportunity to grow. Our most significant area of potential savings would involve personnel costs, and we are already thinly staffed. We believe that the expense savings that the Reorganization will enable us to accomplish will not adversely affect our ability to execute our business plan, but will instead position us to execute it more efficiently. For these reasons, we did not analyze cost reductions in other areas as an alternative to the Reorganization.

     STOCK RECLASSIFICATION. We also considered reducing the number of common shareholders through a stock reclassification transaction, which would have provided for a portion of our common stock to be reclassified into a new class of preferred stock. While such a transaction would provide an opportunity for most, if not all, shareholders to maintain an equity interest in the Company, it would have to be structured so that shares of the Company's common stock would be reclassified into two different classes of preferred stock or so that some shares would be converted to cash. See "-Background of the Reorganization" below. Although a stock reclassification transaction would cost less than a cash-out merger to finance because fewer or no shares would be cashed out, the issuance of cash in a reclassification transaction would cause the transaction to be taxable to shareholders receiving preferred stock and to shareholders receiving cash in the transaction. In view of the complexities involved in determining the relative terms of the consideration to be issued to (or retained by) three different constituencies in the transaction and the administrative issues involved in maintaining multiple classes of securities after the transaction, the board determined that the cash-out merger would be a more effective method of reducing the number of shareholders and rejected this alternative.

     BUSINESS COMBINATION. We have not sought, and have not received, any proposals from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets. Our board did not seek any such proposals because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. The board believes that by implementing a going-private transaction, our management will be better positioned to focus its attention on our customers and the community in which we operate, and expenses will be reduced.

BACKGROUND OF THE REORGANIZATION

     Cherokee has filed reports under the Securities Exchange Act since 1999. These reports include annual, quarterly and current reports presenting and analyzing Cherokee's business, financial condition, results of operations and management structure; ongoing reports regarding insiders' stock transactions and potential short-swing profit liability; and proxy statements disclosing information about our directors and executive officers, their compensation and our corporate governance process. Although our public reporting obligations have existed for several years, the

Sarbanes-Oxley Act has added several reporting and procedural requirements that have become effective at various points during the past two years. As a result of the Sarbanes-Oxley Act, we have become subject to heightened compliance and documentation requirements in a variety of areas, including disclosure and internal controls, internal and external audit relationships, and the duties and qualifications of our board committees. We have also become subject to accelerated and expanded disclosure requirements relating to our corporate and trading activities. As a result of these new requirements, our cost of compliance has increased, particularly relative to our limited personnel resources and market capitalization. We anticipate further increases resulting from the upcoming requirement that we prepare and file with the SEC an audited report as to our internal controls for fiscal year 2006. See "-Reasons for the Reorganization" on page 11.

     As a result of these expanding requirements under the Sarbanes-Oxley Act, in December of 2004 the board of directors began to discuss generally the relative benefits and costs, both direct and indirect, relating to continuing Cherokee's status as a public company. At the March 16, 2005 board meeting, the board discussed these issues and the cash-out merger, reverse stock split, stock reclassification and tender offer alternatives for going private with outside counsel to the Company, Powell Goldstein LLP. At this meeting, the board agreed to move forward with evaluating these alternatives and appointed a committee (the "Going Private Committee") to evaluate the potential going private transaction.

     The members of the Going Private Committee were Donald F. Stevens, J. David Keller, Dennis W. Burnette, A. R. Roberts, III and John Moreau. All of the Going Private Committee members are directors of Cherokee except for Mr. Moreau, who is the Chief Lending Officer and an executive officer and director of Cherokee Bank, our banking subsidiary. Mr. Stevens and Mr. Keller are independent directors, and Mr. Burnette and Mr. Roberts are executive officers of Cherokee. The Going Private Committee was created to gather and evaluate information and to make recommendations to the board of directors as to the structure of a transaction that would allow Cherokee to deregister its common stock under the Securities Exchange Act. The Committee was authorized to consult with counsel and financial advisors to the extent it deemed appropriate but was not authorized to determine the final structure or to recommend the terms of the transaction, as that authority was reserved for the board. The Going Private Committee served from March 16, 2005 to May 18, 2005.

     After the March 16, 2005 meeting, the President and Chief Executive Officer and Chief Financial Officer examined Cherokee's shareholder list to evaluate the effects of various share thresholds for reclassification and/or cash-out. They concluded that an ownership threshold of 1,100 shares, even if shares underlying options were counted as shares for purposes of determining who would be cashed out in a cash-out merger, would result in Cherokee having fewer than 300 shareholders and thus being able to deregister with the SEC.

     Based on his evaluation of the shareholder list, the President and Chief Executive Officer also noted that, since the Company had approximately 795 shareholders of record at that time, a stock reclassification transaction would most likely require the reclassification of shares of common stock into more than one new class of stock. In order for Cherokee to deregister its common stock and avoid registration of any new class of stock under the Securities Exchange Act, a stock reclassification transaction would have to be structured so that the number of common shareholders of record would be reduced below 300 and the number of record holders of any new class of stock would be fewer than 500 as of the end of the fiscal year. If any new class of stock had 500 or more shareholders of record, that class of stock would have to be registered under the Securities Exchange Act and the Company's reporting obligations would continue. Accordingly, to reduce the number of common shareholders safely below 300, a portion of Cherokee's common stock would have to be reclassified into two separate new classes of stock or some shareholders would have to be cashed out in the transaction. Furthermore, in April of 2005, legal counsel advised the Going Private Committee that, under the Securities Exchange Act rules, any classes of stock that are substantially similar in character or that enjoy substantially similar rights and privileges are deemed to be of the same class for purposes of determining whether the class of stock must be registered under
Section 12(g) of the Securities Exchange Act. Accordingly, each new class of stock created in connection with a stock reclassification transaction would need to be substantially different in character and enjoy substantially different rights and privileges from our other classes of stock, including our common stock.

     Management presented the scenarios under various share ownership thresholds to the Going Private Committee on March 30, 2005 and May 5, 2005. During March and April 2005, the Going Private Committee also discussed the advantages and disadvantages of a stock reclassification described in "Alternatives Considered
-  Stock

Reclassification" above. The Going Private Committee elected not to pursue a reclassification, despite the relative advantages of the reduced capital cost and opportunity for retention of equity security holders presented by the transaction.

     On May 2, 2005, the Going Private Committee met with a representative from Burke Capital to discuss the proposed going private transaction, including the deregistration process, the advantages and disadvantages of going private, the anticipated cost savings, financing alternatives, other going-private transactions by other financial institutions in Cherokee's market, and alternative methods for going private. (For a description of alternatives considered, see "-Alternatives Considered" on page 7). Following the committee's discussions with Burke Capital, the committee determined that a cash-out merger would provide the most efficient means of using our capital to benefit our shareholders. The committee came to a consensus that, contingent on favorable financial projections, a cash-out merger would be the best method for Cherokee to accomplish a going private transaction, given various securities and tax law complexities involved in a stock reclassification transaction.

     On May 5, 2005, the Going Private Committee met again with representatives from Burke Capital to discuss the preliminary financial projections prepared by Cherokee's management set forth on page 32. After the discussion, the committee voted to recommend to the board of directors that Cherokee proceed with the Reorganization of the Company through a cash-out merger. The Going Private Committee did not set the price per share to be paid to shareholders cashed out in the merger nor did it recommend a price to be paid to shareholders cashed out in the merger.

     At the May 18, 2005 Board of Directors meeting, the Going Private Committee summarized its discussions for the board of directors and recommended to the board that Cherokee go private via a cash-out merger. Burke Capital reviewed preliminary pro forma financial projections for Cherokee if it chose to go private by cashing out approximately 647 shareholders. These preliminary pro forma financial projections, which are presented in the table below, give effect to a cash-out merger at $17.00 and $18.00 per share. The board considered these preliminary projections in connection with its decision to pursue a cash-out merger transaction as opposed to a stock reclassification transaction or other alternatives, but did not consider these preliminary projections in making its fairness determination described under " - Recommendation of the Board of Directors; Fairness of the Reorganization."

                              Preliminary Pro Forma Financial Projections

                                                                      Premium to Fair Market Value
                                                                   ----------------------------------
Transaction Overview ($000's)               Current / Stand alone       8.28%             14.65%
----------------------------------------  -----------------------  ---------------  -----------------
20-Day Average Price / Redemption Price   $                15.70   $        17.00   $          18.00
Transaction Amount                                                 $        3,635   $          3,848
Shares Repurchasd                                                             214                214
Common Shares Outstanding ( resulting)                     1,238            1,024              1,024

Balance Sheet Metrics

Total Assets                              $              147,509   $      147,743   $        147,529
Total Equity                              $               14,013   $       10,379   $         10,165
Tier 1 Capital                            $               14,443   $       14,529   $         14,263

Valuation Metrics

Price / Book Value                                        138.70%          150.19%            159.02%
Price / 2005E EPS                                         23.30x           25.23x             26.71x

Pro Forma Accretion / Dilution Analysis

2005E EPS                                 $                 0.67   $         0.75   $           0.75
Accretion / Dilution                                                        10.81%             10.81%
2006E EPS                                 $                 1.10   $         1.26   $           1.26
Accretion / Dilution                                                        14.27%             14.27%
Book Value / Share                        $                11.32   $        10.13   $           9.92
Accretion / Dilution                                                       -10.48%            -12.32%
2005E Book Value / Share                  $                12.06   $        10.97   $          10.76
Accretion / Dilution                                                        -9.05%            -10.78%

Pro Forma Ratios

ROAA (based on 2005E Earnings)                              0.59%            0.55%              0.55%
ROAE (based on 2005E Equity)                                6.32%            6.76%              6.82%
Equity / Assets                                             9.50%            7.02%              6.89%
Leverage Ratio                                              9.79%            9.83%              9.67%

Assumptions:
------------

(1)  210,000 shares are cashed out.
(2)  Transaction costs equal $132,000.
(3)  Annual cost savings will equal $150,000 (pre-tax).
(4) $4 million in 6% trust preferred securities will be issued to finance the cash-out.
(5) Assumes cash-out prices of $17.00 and $18.00 (preliminary estimates based on historical trading prices and premiums paid in other similar going private transactions).
(6) Estimated 2005 and 2006 earnings per share were provided by management based on its five-year financial projections (see page 32).

     At the May 18, 2005 meeting, the board decided to move forward with a cash-out merger. The board authorized the engagement of Burke Capital to provide a valuation of Cherokee's stock and an opinion regarding the fairness of the cash price to be paid in the Reorganization. The Company selected Burke Capital based on (1) its reputation and experience in rendering valuations and fairness opinions, (2) its knowledge of the financial services industry and the Company's business and (3) the overall terms, including fees, of the engagement.
Additionally, the board authorized the engagement of Mauldin and Jenkins to assist in the preparation of the pro forma historical financial statements related to the Reorganization to be included in the proxy statement. These pro forma historical financial statements were not utilized in the decision to go private, but were utilized in the preparation of the preliminary proxy statement to support assumptions made by management that the cash-out merger would be accretive to earnings per share and dilutive to book value.

     The written valuation report from Burke Capital was delivered to the Company on June 15, 2005 and presented to the board of directors at its meeting on June 15, 2005 (see "-Opinion of Independent Financial Advisor" on page 24 for a summary of the valuation and Appendix D for a copy of the valuation report).
                                 ----------
At the June 15, 2005 board meeting, the board discussed the valuation report, which indicated that the fair market value of Cherokee common stock as of June 15, 2005 was between $17.00 and $18.00 per share. The valuation report was based on Burke Capital's analysis of (1) various market multiples of similar publicly traded financial institutions, (2) selected premiums paid with respect to merger or change in control transactions, (3) the Company's historical trading prices and volume and (4) the present value of projected future dividends and the estimated 2008 terminal value of Cherokee. The present value and terminal value analysis was based on financial projections provided by Cherokee's management to Burke Capital. For material projections, see the table under "-Terminal Value Analysis" on page 31.

     At the June 15, 2005 meeting, the board reconsidered the alternatives presented under "-Alternatives Considered" on page 7 and also considered:

     - the benefits and disadvantages of the Reorganization as described below under "-Reasons for the Reorganization" and "-Potential Disadvantages of the Reorganization";

     - the effects of the Reorganization as described under "-Effects of the Reorganization on Cherokee" on page 13, "-Effects of the Reorganization on Affiliates" on page 14, "-Effects of the Reorganization on Shareholders Generally" on page 15; and

     - the factors listed under "-Substantive Fairness" on page 21, except for the opinion of the independent financial advisor, which was delivered to the Company on June 24, 2005.

     After extensive discussion of these factors and Burke Capital's valuation report, the board of directors, including those directors who are not employees of Cherokee, set a cash-out price of $17.75 per share and approved the other provisions of the Plan. Given the involuntary nature of the Reorganization, the board set the cash-out price at $17.75. The board also made a preliminary determination that the Reorganization was fair, from a financial and procedural point of view, to Cherokee's unaffiliated shareholders receiving cash under the Plan and to those shareholders retaining their shares, and directed that the Plan be submitted to the shareholders with a recommendation for approval. The preliminary determination of fairness was made subject to receipt of the fairness opinion from Burke Capital.

     At the June 15, 2005 meeting, the board also discussed financing the Reorganization, including the following financing options: (1) borrowing funds from a correspondent bank, (2) issuing trust preferred securities and (3) conducting a private placement of the Company's common stock. Generally, the board noted that correspondent bank debt would involve the least amount of time to complete and would provide favorable tax treatment since the interest payments on the debt would be tax deductible. However, correspondent bank debt would not have favorable regulatory capital treatment because it would not be treated as capital for regulatory capital purposes. Issuing trust preferred securities would take slightly more time to complete than correspondent bank debt, but trust preferred securities would have favorable tax and regulatory capital treatment since the distributions on the securities would be tax deductible and trust preferred securities would be eligible for Tier 1 and/or Tier 2 capital treatment. Issuing common stock through a private placement would involve the highest issuance cost and take the most time to complete. While common stock would have favorable regulatory capital treatment, it would be dilutive to earnings per share and have unfavorable tax treatment, given that dividends on common stock are not tax deductible. Although trust preferred securities have preferences over common stock, common stock is less subordinated to trust preferred securities than it would be to correspondent bank debt or most other methods of financing the transaction. All board members present unanimously voted to finance the going private transaction with trust preferred securities. See "Description of the Plan-Source of Funds and Expenses" on page 40 for more information regarding the terms of the trust preferred securities.

     On June 24, 2005, Burke Capital delivered to Cherokee its fairness opinion, dated June 16, 2005, stating that the $17.75 per-share price to be paid in the Reorganization was fair, from a financial point of view, to Cherokee's shareholders, both those who will receive cash and those who will retain their shares in the Reorganization. (See "-Opinion of Independent Financial Advisor" on page 24 for a summary of the opinion and Appendix C for a copy of the
                                                    ----------
opinion.) In rendering its opinion, Burke Capital reviewed, among other things, its written valuation report dated June 15, 2005.

     The full board reviewed the fairness opinion at its meeting on August 25, 2005. After reviewing the fairness opinion, the board unanimously reaffirmed its approval of the Plan, including the cash-out price of $17.75 per share and its determination, as described under "-Recommendation of the Board of Directors; Fairness of the Reorganization" on page 20, that the Reorganization was fair, from a financial and procedural point of view, to Cherokee's unaffiliated shareholders receiving cash under the Plan and to those retaining their shares.

REASONS  FOR  THE  REORGANIZATION

     As described above in "-Purpose of the Reorganization," the Reorganization will allow us to save the administrative, accounting and legal expenses incurred in complying with the disclosure and reporting requirements under the Securities Exchange Act and, secondarily, to eliminate the costs associated with servicing shareholders who own relatively small numbers of shares. We estimate that we will save over $140,000 per year in the following areas as a result of the reduction in the number of shareholders and the elimination of the registration of our common stock under the Securities Exchange Act.

          Direct Costs
          ------------
          Legal fees                                       $ 10,000
          Independent auditor fees                           59,000
          Accounting/internal controls consulting fees       37,200
          Edgar conversion, printing and mailing expenses     9,500
                                                           --------
                                                            115,700
                                                           --------

          Indirect Costs
          --------------
          Management and staff time                          24,300
                                                           --------

          Total Costs                                      $140,000
                                                           ========

     The savings in independent auditor fees are based on the projected additional fees that would be payable to our external auditor in relation to additional audit work required by Section 404 of the Sarbanes-Oxley Act and on the fees saved relating to review of securities filings. Because Section 404 of the Sarbanes-Oxley Act will no longer apply to us if we are not a public company, we will save the approximately $35,000 per year that our external auditor estimated would be our fee for the Section 404 of the Sarbanes-Oxley Act portion of the external audit. Also, because we will no longer be required to file reports on Form 10-Q and Form 10-K if we are not a public company, we will save approximately $24,000 in fees that we would otherwise pay the external auditor for timely review of these filings, although we will continue to incur external audit expenses required under our continuing bank regulatory requirements.

     As is noted above, we incur substantial indirect costs in management time spent on securities compliance activities. Although it is impossible to quantify these costs specifically, we estimate that our management and staff spend an average of approximately 10% of their time (equating to approximately ten days per quarter) on activities directly related to compliance with federal securities laws, such as preparing and reviewing SEC-compliant financial statements and periodic reports, maintaining and overseeing Cherokee's disclosure and internal controls, monitoring and reporting transactions and other data relating to insiders' stock ownership, and consulting with external auditors and counsel on compliance issues.

     Eliminating the registration of our common stock under the Securities Exchange Act will also:

     - significantly reduce Cherokee's legal, accounting, and other compliance costs relating to the requirements of the Sarbanes-Oxley Act and the Securities Exchange Act described above; and

     - eliminate the information Cherokee is required to furnish to the SEC and the public.

     In addition, although our stock is traded on the over-the-counter bulletin board, our common stock is not listed on an exchange and has historically been very thinly traded. We do not enjoy sufficient market liquidity to enable our shareholders to trade their shares easily. We also do not have sufficient liquidity in our common stock to enable us to use it as potential acquisition currency. As a result, we do not believe that the registration of our common stock under the Securities Exchange Act has benefited our shareholders in proportion to the costs we have incurred as a result of this registration.

     We believe that even though the one-time capital cost we will incur to repurchase shares in the Reorganization represents a significant multiple of our currently anticipated annual expense savings, we cannot predict that our compliance costs or obligations will remain stable in future years. After considering the increasing and unpredictable nature of these costs, the relative difficulty of controlling them in the face of dynamic and challenging legal requirements, and the absence of a meaningful corresponding benefit, the board determined that the capital cost of the Reorganization would serve the Company's long-term best interests.

POTENTIAL  DISADVANTAGES  OF  THE  REORGANIZATION

     Our common stock is currently quoted on the Nasdaq over-the-counter bulletin board under the symbol "CHKJ". After the Reorganization, our common stock will not be quoted on the Nasdaq over-the-counter bulletin board or any other national securities market or exchange but will be quoted on the "Pink Sheets." The Pink Sheets is a stock quotation service that provides daily quotes for over-the-counter securities that are not traded on Nasdaq. The market liquidity for shares of Cherokee's common stock after the Reorganization will be even less than it is now because the number of shares of Cherokee common stock available to be traded will decrease. A further decrease in the market liquidity for the shares of Cherokee common stock may cause a decrease in the value of the shares. Conversely, however, the more limited supply of Cherokee common stock could also prompt a corresponding increase in its market price assuming stable or increased demand for the stock.

     In addition, Cherokee will no longer be required to file public reports of its financial condition and other aspects of its business with the SEC after the Reorganization. The public reports that Cherokee will no longer be required to file include: reports under Section 16 of the Securities Exchange Act regarding changes in the beneficial ownership of its stock by its directors, officers and principal stockholders; reports under Section 13 of the Securities Exchange Act, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K; proxy statements meeting the requirements of the SEC's Regulation 14A; and tender offers meeting the requirements of Section 14(d) of the Securities Exchange Act. As a result, shareholders will have less legally mandated access to information about Cherokee's business and results of operations than they had prior to the Reorganization.

     Finally, the Reorganization will reduce Cherokee's shareholders' equity. We believe, however, that Cherokee will continue to be "well capitalized" for regulatory purposes and that it will have sufficient capital to support anticipated growth.

EFFECTS  OF  THE  REORGANIZATION  ON  CHEROKEE

     REDUCTION IN THE NUMBER OF SHAREHOLDERS OF RECORD AND THE NUMBER OF OUTSTANDING SHARES. Based on information as of September 20, 2005, we believe that the Reorganization will reduce our number of record shareholders from approximately 657 to approximately 177. We estimate that approximately 136,746 shares held by approximately 480 shareholders of record will be exchanged for cash in the Reorganization. The number of outstanding shares of common stock as of June 30, 2005 will decrease from approximately 1,242,515 to approximately 1,105,769. Accordingly, the already minimal liquidity of shares of Cherokee common stock will be further reduced.

     ELIMINATION OF SECURITIES EXCHANGE ACT REGISTRATION. Our common stock is currently registered under the Securities Exchange Act. After the Reorganization, our common stock will not be registered under the Securities Exchange Act, nor will we be subject to any public reporting requirements under the Securities Exchange Act. As a result, we expect to eliminate direct and indirect costs and expenses associated with the Securities Exchange Act registration, which we estimate to be approximately $140,000 on an annual basis. See "-Background of the Reorganization" on page 8 and "-Reasons for the Reorganization" on page 13 for a discussion of the nature of the information we will no longer be required to provide.

     DECREASE IN BOOK VALUE. Because (1) the price to be paid to holders of fewer than 1,100 shares of common stock will be $17.75 per share, (2) the number of shares of common stock expected to be cashed out as a result of the Reorganization is estimated to be approximately 136,746, (3) the total cost to Cherokee (including expenses) of effecting the Reorganization is expected to be approximately $2.4 million, and (4) at June 30, 2005, aggregate shareholders' equity in Cherokee was approximately $14.3 million, or $11.50 per share, Cherokee expects that, as a result of the Reorganization, the book value of common stock as of June 30, 2005 will be reduced by approximately 7.3%, from $11.50 per share on a historical basis to approximately $10.66 per share on a pro forma basis.

     EARNINGS PER SHARE. Diluted earnings per share of Cherokee common stock for the year ended December 31, 2004 on a historical basis will be reduced by approximately 11.4%, from approximately $0.44 to $0.39 on a pro forma basis. Diluted earnings per share of Cherokee common stock for the six months ended June 30, 2005 is $0.37 on a historical basis and will not change on a pro forma basis.

     DECREASE IN CAPITAL. As a result of the Reorganization, Cherokee's capital as of June 30, 2005 will be reduced by approximately 17.5%, from $14.3 million on a historical basis to approximately $11.8 million on a pro forma basis. Cherokee anticipates, however, that it will be "well capitalized" for bank regulatory purposes and that its subsidiary, Cherokee Bank, will remain "well capitalized" for bank regulatory purposes.

     EFFECT ON MARKET FOR SHARES. Although our common stock is currently quoted on the Nasdaq over-the-counter bulletin board, it is not listed on an exchange, and after the Reorganization it will not be quoted on the Nasdaq over-the-counter bulletin board or listed on any exchange or national market. The failure to be listed on an exchange, together with the reduction in public information concerning Cherokee as a result of its not being required to file reports under the Securities Exchange Act, will adversely affect the already minimal liquidity of the common stock.

     FINANCIAL EFFECTS OF THE REORGANIZATION. We estimate that approximately $2.4 million will be required to pay for the shares of Cherokee common stock exchanged for cash in the Reorganization. Additionally, we estimate that professional fees and other expenses related to the transaction will total approximately $80,000. We do not expect that the payment to shareholders receiving cash in the Reorganization and the payment of expenses will have a material adverse effect on our capital adequacy, liquidity, results of operations or cash flow. Because we do not currently know the actual number of shares that will be cashed out in the Reorganization, we do not know the total amount of cash that will ultimately be paid to shareholders in the Reorganization. You should read the discussion under "Description of the Plan-Source of Funds and Expenses" on page 41 for a description of the sources of funds for the Reorganization and the fees and expenses we expect to incur in connection with the transaction.


EFFECTS  OF  THE  REORGANIZATION  ON  AFFILIATES

     In addition to the effects the Reorganization will have on shareholders generally, which are described in the next section, the Reorganization will have some additional specific effects on our executive officers and directors, each of whom may, as a result of his position, be deemed to be an affiliate of Cherokee. As used in this proxy statement, the term "affiliated shareholder" means any shareholder who is a director or executive officer of

Cherokee or the beneficial owner of 10% or more of Cherokee's outstanding shares, and the term "unaffiliated shareholder" means any shareholder other than an affiliated shareholder.

     BOOK VALUE AND EARNINGS PER SHARE. Assuming the Reorganization had been completed as of June 30, 2005, our affiliated shareholders would experience the same reduction in book value and earnings per share as our unaffiliated shareholders who will be retaining their equity interest in our company: (1) an 7.3% decrease in book value per share from $11.50 on a historical basis to $10.66 on a pro forma basis; (2) a 11.4% decrease in diluted earnings per share for the year ended December 31, 2004 from $0.44 on a historical basis to $0.39 on a pro forma basis; and (3) no change in diluted earnings per share of $0.37 on a historical basis for the six months ended June 30, 2005. See "Information About Cherokee and Its Affiliates-Stock Ownership by Affiliates" on page 46 for information about the number of shares of Cherokee common stock held by our directors, executive officers and significant shareholders.

     NO FURTHER REPORTING OBLIGATIONS UNDER THE SECURITIES EXCHANGE ACT. After the Reorganization, Cherokee's common stock will not be registered under the Securities Exchange Act. As a result, the executive officers, directors and other affiliates of Cherokee will no longer be subject to many of the reporting requirements and restrictions of the Securities Exchange Act, including the reporting and short-swing profit provisions of Section 16, and information about their compensation and stock ownership will not be publicly available.

     CONSOLIDATION OF MANAGEMENT OWNERSHIP. As a result of the Reorganization, we expect that the percentage of beneficial ownership of Cherokee common stock held by our directors and executive officers as a group will increase slightly, from approximately 38.4% before the Reorganization to approximately 42.2% after the Reorganization. We do not expect any shares that are beneficially owned by our directors and executive officers to be cashed out in the Reorganization.

     RULE 144 NOT AVAILABLE. Because Cherokee's common stock will not be registered under the Securities Exchange Act after the Reorganization, executive officers and directors of Cherokee will be deprived of the ability to dispose of their shares of Cherokee common stock under Rule 144 of the Securities Act of 1933, which provides a "safe harbor" for resales of stock by affiliates of an issuer.

EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS GENERALLY

     The Reorganization will have the following effects on shareholders regardless of whether they are affiliated or unaffiliated shareholders. The effects will vary depending on whether the shareholder (1) receives cash for all of his or her shares, (2) receives cash for some, but not all, of his or her shares and remains a shareholder, or (3) does not receive cash for any of his or her shares and continues to hold the same number of shares following the Reorganization. Because a shareholder may own shares in more than one capacity (for example, individually and through an IRA), a shareholder may receive cash for some of his or her shares while retaining ownership of the remaining shares following the Reorganization.

     The following sections describe the material effects that we expect to result from the Reorganization with respect to shares that are exchanged for cash and shares that are unaffected by the Reorganization. You may experience a combination of these effects if you receive cash for some of your shares while retaining ownership of other shares. The effects described below assume that 136,746 shares are exchanged for cash in the Reorganization.

     CASHED-OUT SHARES. As to shares of our common stock that are exchanged in the Reorganization for cash, shareholders will experience the following effects:

     -    Receipt  of  Cash. Shareholders will receive $17.75 in cash per share,
          -----------------
          without  interest.

     -    Loss  of  Ownership  Interest.  Shareholders  will  no longer have any
          -----------------------------
          equity or voting interest in Cherokee and will not participate in any future potential earnings or growth of the Company or in any shareholder votes.

     -    Taxes.  Shareholders  likely  will  be required to pay federal and, if
          -----
          applicable, state and local income taxes on cash received in the Reorganization. See "-Federal Income Tax Consequences of the Reorganization" on page 16.

     -    No  Trading  Costs.  Shareholders  will  be  able  to  liquidate their
          ------------------
          ownership  interests  without  incurring  brokerage  costs.

     REMAINING SHARES. As to shares of our common stock that are not exchanged for cash in the Reorganization, shareholders will experience the following effects:

     -    Continuing  Interest.  Shareholders  will  retain  an  ongoing  equity
          --------------------
          interest in Cherokee and the ability to participate in any future potential earnings or growth.

     -    Decreased  Liquidity.  We  anticipate that the liquidity of our common
          --------------------
          stock will decrease as a result of the reduction in the number of shareholders from approximately 657 to approximately 177. The absence of an active trading market or a larger shareholder base may restrict your ability to transfer your shares of stock following the Reorganization. See "-Effects of the Reorganization on Cherokee-Effect on Market for Shares" on page 14.

     -    Decreased  Access  to Information. If the Reorganization is completed,
          ---------------------------------
          we intend to terminate the registration of our common stock under the Securities Exchange Act. As a result, we would no longer be required to file periodic reports with the SEC. See "-Effects of the Reorganization on Cherokee-Elimination of Securities Exchange Act Registration" on page 13.

     -    Reduction  in  Book  Value  Per Share. Assuming the Reorganization had
          -------------------------------------
          been completed as of June 30, 2005, the book value per share of our common stock as of June 30, 2005 would have been reduced by 7.3%, from approximately $11.50 per share on a historical basis to approximately $10.66 per share on a pro forma basis.

     -    Earnings  Per Share. Assuming the Reorganization had been completed as
          -------------------
          of December 31, 2004, our diluted earnings per share would have been reduced by approximately 11.4%, from $0.44 per share on a historical basis for the year ended December 31, 2004 to approximately $0.39 per share on a pro forma basis, and our diluted earnings per share for the six months ended June 30, 2005 would not change from $0.37 on a historical basis.

     -    Slight  Increase in Percentage Interest.  Shareholders will experience
          ---------------------------------------
          a slight increase in their respective ownership percentages because there will be fewer shares outstanding.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REORGANIZATION

     Presented below are the material federal income tax consequences of the Reorganization to: (1) shareholders (including any affiliated shareholders) who will receive cash in the Reorganization, (2) shareholders (including any affiliated shareholders) who will retain shares of Cherokee common stock after the Reorganization and (3) Cherokee itself.

     The discussion does not address all U.S. federal income tax considerations that may be relevant to certain Cherokee shareholders in light of their particular circumstances. The discussion assumes that the Cherokee shareholders hold their shares of Cherokee common stock as capital assets (generally for investment). In addition, the discussion does not address any foreign, state or local income tax consequences of the Reorganization. The following summary does not address all U.S. federal income tax considerations applicable to certain classes of shareholders, including:

     -    financial  institutions;

     -    insurance  companies;

     -    tax-exempt  organizations;

     -    dealers  in  securities  or  currencies;

     -    traders  in  securities  that  elect  to  mark-to-market;

     - persons that hold Cherokee common stock as part of a hedge, straddle or conversion transaction;

     - persons who are considered foreign persons for U.S. federal income tax purposes;

     - persons who acquired or acquire shares of Cherokee common stock pursuant to the exercise of employee stock options or otherwise as compensation;

     - persons who acquired or acquire shares of Cherokee common stock pursuant to the exercise of stock warrants; and

     - persons who do not hold their shares of Cherokee common stock as a capital asset.

     ACCORDINGLY, WE RECOMMEND THAT CHEROKEE SHAREHOLDERS CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION, INCLUDING APPLICABLE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM OF THE REORGANIZATION IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

     FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS RECEIVING CASH IN THE REORGANIZATION. The receipt by a shareholder of cash in the Reorganization will be a taxable transaction for federal income tax purposes under the United States Internal Revenue Code of 1986, as amended (the "Code").

     Under Section 302 of the Code, a shareholder will recognize gain or loss upon receiving cash in the Reorganization if:

     - the Reorganization results in a "complete redemption" of all of the shares held by a shareholder immediately prior to the Reorganization;

     - the receipt of cash is "substantially disproportionate" with respect to the shareholder; or

     - the receipt of cash is "not essentially equivalent to a dividend" with respect to the shareholder.

     These three tests are applied by taking into account not only shares that a shareholder actually owns, but also shares that the shareholder constructively owns pursuant to Section 318 of the Code, as described below.

     If any one of the three tests is satisfied, the shareholder will recognize gain or loss on the difference between the amount of cash received by the shareholder pursuant to the Reorganization and the tax basis in the shares held by such shareholder immediately prior to the Reorganization. Provided that these shares constitute a capital asset in the hands of the shareholder, this gain or loss will be long-term capital gain or loss if the eligible shares are held for more than one year and will be short-term capital gain or loss if such shares are held for one year or less.

     Under the constructive ownership rules of Section 318 of the Code, a shareholder is deemed to constructively own shares owned by certain related individuals and entities in addition to shares directly owned by the shareholder. For example, an individual shareholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents ("family attribution"). In addition, a shareholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the shareholder has a beneficial interest, by partnerships in which the shareholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such shareholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by shareholders of corporations may be considered owned by these entities ("entity attribution"). A shareholder is also deemed to own shares which the shareholder has the right to acquire by exercise of an option.

     The receipt of cash by a shareholder in the Reorganization will result in a "complete redemption" of all of the shareholder's shares held immediately prior to the Reorganization as long as the shareholder does not constructively own any shares of common stock immediately after the Reorganization. However, a shareholder may qualify for gain or loss treatment under the "complete redemption" test even though such shareholder constructively owns shares of common stock provided that (1) the shareholder constructively owns shares of common stock as a result of the family attribution rules (or, in some cases, as a result of a combination of the family and entity attribution rules), and (2) the shareholder qualifies for a waiver of the family attribution rules (such waiver being subject to several conditions, one of which is that the shareholder has no interest in Cherokee immediately after the Reorganization, including as an officer, director or employee, other than an interest as a creditor).

     It is anticipated that most shareholders who receive cash in the Reorganization will qualify for capital gain or loss treatment as a result of satisfying the "complete redemption" requirements. However, if the constructive ownership rules prevent compliance with these requirements, such shareholder may nonetheless qualify for capital gain or loss treatment by satisfying either the "substantially disproportionate" or the "not essentially equivalent to a dividend" requirements. In general, the receipt of cash in the Reorganization will be "substantially disproportionate" with respect to the shareholder if the percentage of shares of common stock owned by the shareholder immediately after the Reorganization is less than 80% of the percentage of shares directly and constructively owned by the shareholder immediately before the Reorganization (giving effect to the difference in number of outstanding shares due to the Reorganization), and the shareholder does not own directly and constructively 50% or more of Cherokee's outstanding common stock after the Reorganization. Alternatively, the receipt of cash in the Reorganization will, in general, be "not essentially equivalent to a dividend" if the Reorganization results in a "meaningful reduction" in the shareholder's proportionate interest in Cherokee.

     If none of the three tests described above is satisfied, the shareholder will be treated as having received a taxable dividend in an amount equal to the entire amount of cash received by the shareholder pursuant to the Reorganization.

     No ruling has been or will be obtained from the Internal Revenue Service in connection with the Reorganization.

     FEDERAL  INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO DO NOT RECEIVE CASH IN
                                                             ---
THE REORGANIZATION. Affiliated and unaffiliated shareholders who remain Cherokee shareholders following the Reorganization and do not receive any cash in the Reorganization will not recognize gain or loss as a result of the Reorganization. The Reorganization will not affect the adjusted tax basis or holding period of any shares of Cherokee common stock that a shareholder continues to own after the Reorganization.

     FEDERAL INCOME TAX CONSEQUENCES TO CHEROKEE AND CHEROKEE BANK. Neither Cherokee nor Cherokee Bank will recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

     BACKUP WITHHOLDING. Non-corporate shareholders of Cherokee may be subject to backup withholding at a rate of 28% on cash payments received in the Reorganization. Backup withholding will not apply, however, to a shareholder who (1) furnishes a correct taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 included in the letter of transmittal, (2) who provides a certificate of foreign status on an appropriate Form W-8, or (3) who is otherwise exempt from backup withholding. A shareholder who fails to provide the correct taxpayer identification number on Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service.

     THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE REORGANIZATION. THUS, CHEROKEE SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE
SPECIFIC TAX CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

PRO  FORMA  EFFECT  OF  THE  REORGANIZATION

     The following selected pro forma financial data illustrates the pro forma effect of the Reorganization on Cherokee's financial statements as of and for the six months ended June 30, 2005. Management has prepared this information based on its estimate that Cherokee will pay $2.4 million to shareholders in the Reorganization. Complete pro forma financial statements, including historical balances, the adjustments to reflect this transaction, and resultant pro forma balances are included in "Pro Forma Condensed Financial Information" beginning on page 53.

SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                  As of and for the year ended December 31, 2004
                                                            Pro Forma Adjustments         Pro Forma
                                               Cherokee       Debit       Credit           Combined
                                             ------------  ------------  ---------       ------------
Net interest income                          $  4,622,350       187,500             (1)  $  4,434,850
Provision for loan losses                         284,949                                     284,949
Other income                                    1,017,246                                   1,017,246
Other expense                                   4,558,682                                   4,558,682
Income tax expense                                237,070                   71,250  (2)       165,820
Net earnings                                 $    558,895       116,250                  $    442,645

PER COMMON SHARE
Basic earnings per share                     $       0.48                                $       0.43
Diluted earnings per share                           0.44                                        0.39
Book value                                   $      11.28                                $      10.41

AT PERIOD END
Assets                                       $147,509,358       492,758             (3)  $148,002,116
Stockholders' equity                         $ 14,013,194     2,507,242             (4)  $ 11,505,952
Common shares outstanding                       1,242,515                                   1,105,769

Basic weighted average shares outstanding       1,166,811                                   1,030,065
Diluted weighted average shares outstanding     1,273,309                                   1,136,563

                                                  As of and for the six months ended June 30, 2005
                                                            Pro Forma Adjustments         Pro Forma
                                               Cherokee       Debit       Credit           Combined
                                             ------------  -----------  ----------       ------------
Net interest income                          $  2,660,340       92,979              (1)  $  2,567,361
Provision for loan losses                         115,219                                     115,219
Other income                                      658,815                                     658,815
Other expense                                   2,456,384                                   2,456,384
Income tax expense                                242,678                   35,332  (2)       207,346
Net earnings                                      504,874       57,647                        447,227

PER COMMON SHARE
Basic earnings per share                     $       0.41                                $       0.40
Diluted earnings per share                           0.37                                        0.37
Book value                                   $      11.50                                $      10.66

AT PERIOD END
Assets                                       $164,843,315      492,758              (3)  $165,336,073
Stockholders' equity                         $ 14,294,064    2,507,242              (4)  $ 11,786,822
Common shares outstanding                       1,242,515                                   1,105,769

Basic weighted average shares outstanding       1,242,515                                   1,105,769
Diluted weighted average shares outstanding     1,352,999                                   1,216,253

(1) Represents income effect of borrowed funds used to repurchase shares at 6.25%.
(2)  Represents estimated tax effect at 38%.
(3) Represents: (a) the receipt of $3,000,000 in estimated proceeds from the issuance of trust preferred securities; (b) the use of $2,427,242 to purchase 136,746 shares at $17.75 per share; and (c) the use of $80,000 to pay expenses related to the Reorganization.
(4) Represents the purchase of 136,746 shares at $17.75 per share and expenses related to the Reorganization of $80,000.

Notes to pro forma condensed financial statements:

A. The unaudited pro forma consolidated balance sheet as of June 30, 2005 has been prepared based on the historical consolidated balance sheet, which gives effect to the Reorganization as if it had occurred on June 30, 2005. The unaudited pro forma consolidated statements of earnings for the six months ended June 30, 2005 and the year ended December 31, 2004 have been prepared based on the historical consolidated statements of earnings, which give effect to the Reorganization as if it had occurred on January 1, 2005, and January 1, 2004, respectively.

B. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and results for the periods presented have been included. Adjustments, if any, are normal and recurring in nature.


RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE REORGANIZATION

     The board believes that the Plan is substantively and procedurally fair to Cherokee's unaffiliated shareholders who will receive cash in the Reorganization. The board also believes that the Plan is substantively and procedurally fair to unaffiliated shareholders who will retain their shares following the Reorganization. The board of directors, including a majority of those directors who are not employees of Cherokee, has approved the Plan, and the board recommends that the shareholders vote for approval of the Plan, which will effect the Reorganization.

     All of Cherokee's directors and executive officers have indicated that they intend to vote their shares of common stock (and any shares with respect to which they have or share voting power) in favor of the Plan. The directors and executive officers of Cherokee beneficially owned approximately 38.4% of Cherokee's common stock as of September 20, 2005. Although the board as a whole recommends that the shareholders vote in favor of the Plan for the reasons set forth in "-Reasons for the Reorganization" on page 11, no director or executive officer is making any recommendation to the shareholders in his or her individual capacity.

     We considered a number of factors in determining to approve the Reorganization, including the effects described under "-Effects of the Reorganization on Cherokee" on page 13, "-Effects of the Reorganization on Affiliates" on page 14, and the relative advantages and disadvantages described under "-Reasons for the Reorganization" on page 11 and "-Effect of the Reorganization on Shareholders Generally" on page 15. The board also reviewed the tax and pro forma financial effects of the Reorganization on Cherokee and its shareholders.

     After the Reorganization, Cherokee's common stock will not be registered under the Securities Exchange Act. The board considered the views of management regarding the cost savings to be achieved by eliminating the reporting and disclosure requirements related to the registration of the common stock under the Securities Exchange Act, including indirect savings resulting from reductions in the time and effort currently required of management to comply with the reporting and other requirements associated with continued registration of the common stock under the Securities Exchange Act. Similarly, the board also considered the prospective decrease in the expenses related to servicing shareholders holding small positions in Cherokee's stock. Cherokee's management determined that the Reorganization would result in cost savings of over $140,000 per year.

     Additionally, the board considered the effect that terminating the registration of the common stock would have on the market for the common stock and the ability of shareholders to buy and sell shares. However, the board determined that, even as a public company, Cherokee has not had an active trading market for its common stock and that Cherokee's shareholders derive little relative benefit from Cherokee's status as a public company. The board determined that the cost savings and reduced management time to be achieved by terminating registration of the common stock under the Securities Exchange Act outweighed any potential detriment from eliminating the registration.

     We considered alternatives to the proposed going-private transaction but ultimately approved the Reorganization proposal. Please read the discussion under "-Alternatives Considered" on page 7 for a description of these alternatives.

     SUBSTANTIVE FAIRNESS. The board considered numerous factors, discussed below, in reaching its conclusions that the Plan is substantively fair to our unaffiliated shareholders who will receive cash in the Reorganization and to our unaffiliated shareholders who will retain their shares. In reaching these conclusions, the board considered the following effects on these constituencies:

     -    Opinion  of  Independent  Financial  Advisor.   Burke  Capital,  an
          --------------------------------------------
          independent financial advisor to the board of directors, has delivered its opinion to the board that the $17.75 per-share price to be paid in the Reorganization is fair, from a financial point of view, to Cherokee's shareholders, both those who will receive cash and those who will retain their shares in the Reorganization. The board reviewed and considered the financial analyses presented to it in connection with the opinion and adopted Burke Capital's conclusions and analyses as its own. The board considered the conclusions drawn in the fairness opinion as factors supporting its recommendation to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization. A copy of the opinion is attached as Appendix C. See
                                                                 ----------
          "-Opinion of Independent Financial Advisor" on page 24 for additional information.

          The Burke Capital fairness opinion did not address fairness to the unaffiliated shareholders as a distinct and separate group. Under the terms of the Plan, all shareholders receiving cash will receive $17.75. As a result of the Reorganization, remaining affiliated and unaffiliated shareholders will all experience a proportionate decrease in book value per share as of June 30, 2005 and earnings per share for the year ended December 31, 2004. Accordingly, the board believes that there are no material differences in the effects of the Reorganization on affiliated shareholders and the effects of the Reorganization on unaffiliated shareholders from a financial point of view. Therefore, the board believes the Burke Capital opinion as to the fairness of the price from a financial point of view was a relevant and appropriate factor in its determination of fairness with respect to unaffiliated shareholders. See "Effects of the Reorganization on Affiliates" on page 14 and "Effects of the Reorganization on Shareholders Generally" on page 15.

     -    Independent  Valuation.  According  to a report delivered to the board
          ----------------------
          by Burke Capital, the fair market value of Cherokee common stock as of June 15, 2005 on a going concern basis was between $17.00 to $18.00 per share. The board considered this report, as well as the underlying factors and methodologies, in support of its recommendation to approve the Plan and to arrive at its conclusion of fairness in relation to Cherokee's "going concern" value of the proposed cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization. In determining the fairness of the transaction in relation to the "going concern" value, our board relied upon the factors, analyses and conclusions set forth by Burke Capital in its report, which is attached as Appendix D, and adopted these factors,
                                          ----------
          analyses and conclusions as its own. The board did not consider the amount per share that might be realized in a sale of 100% of the stock of Cherokee because the board determined that consideration of such an amount was inappropriate in the context of a transaction that would not result in a change of control. The board determined specifically that a price of $17.75 per share, which was within the range of the fair market value set forth in the independent valuation, was fair to both cashed-out and remaining shareholders in view of the involuntary nature of the transaction for those receiving cash, the relatively small incremental effect of the selected price on those retaining their shares, and Burke Capital's opinion as to the fairness of the consideration. See "-Opinion of Independent Financial Advisor" on page 24 for additional information.

     -    Premium  to  Book  Value.  The  price  per  share  to  be  paid in the
          ------------------------
          Reorganization reflects a 54.3% premium to Cherokee's June 30, 2005 book value per share. Although book value was a factor, among others, that the board considered in determining the cash consideration to be paid in the Reorganization, the board determined that it was not directly relevant because book value is a historical number that may not reflect the fair market values of our assets and liabilities.

     -    Earnings  Multiple.  The  price  per  share  that  will be paid in the
          ------------------
          Reorganization reflects a multiple of 40.3 times Cherokee's earnings per share for the year ended December 31, 2004 and 24.0 times Cherokee's annualized diluted earnings per share for the six months ended June 30, 2005. From time to time members of the board receive from a variety of sources financial information, including earnings multiples, for peer banks in Cherokee's market area. Based on the board's knowledge of the community banking industry within Cherokee's market and the earnings multiples of the comparable public companies set forth in Table II in the Burke Capital valuation report, which is attached as Appendix D, the board believes the price to be paid in the
                      ----------
          Reorganization reflects a reasonable multiple to its earnings for the year ended December 31, 2004 and the six months ended June 30, 2005. Therefore, the board viewed the earnings multiple as a factor, among others, which supported its decision to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, both those receiving cash for their shares and those retaining their shares following the Reorganization.

     -    Historical Market Prices of Cherokee Common Stock.  Although our stock
          -------------------------------------------------
          is quoted on the Nasdaq over-the-counter bulletin board, there is only a limited trading market for our common stock. The closing price for our common stock over the previous two years has ranged from $14.00 to $23.00 per share, with trades during the first quarter of 2005 ranging from $15.20 to $17.00 per share. The closing price of Cherokee's common stock on August 26, 2005, the last business day before we filed the preliminary proxy statement, was $17.75. The board viewed the historical market prices as a factor supporting its recommendation to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash and those who would retain their shares following the Reorganization.

     -    Liquidity  Provided.  The  Reorganization  will  provide  liquidity,
          -------------------
          without brokerage costs, to shareholders receiving cash in the Reorganization. We believe this provides a significant benefit to investors seeking a more liquid investment alternative, given the lack of an organized market for our stock. The board considered the opportunity to provide this liquidity as a factor supporting its recommendation to approve the Plan and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders receiving cash in the Reorganization.

     -    Tax  Consequences.  The  board noted that the Reorganization would not
          -----------------
          result in a taxable event for shareholders retaining their shares in the Reorganization, as all of our directors and executive officers are entitled to do. The board also considered that, except with respect to shareholders who have acquired their shares within the prior 12 months, the cash consideration offered in the Reorganization would be taxed as a long-term capital gain for shareholders terminating their actual and constructive stock ownership in the Company. The fact that the transaction would not result in a taxable event to shareholders retaining their shares following the Reorganization contributed to the board's recommendation and conclusion as to the fairness of the transaction to unaffiliated shareholders who would retain their shares following the Reorganization. Although the transaction would result in a taxable event to unaffiliated shareholders receiving cash in the Reorganization, the board determined that this negative factor was mitigated somewhat by the positive factor that the cash would be taxable to these shareholders only to the extent that the cash received exceeds the shareholders' basis, instead of fully taxable as a dividend.

     -    Absence  of  Firm  Offers.  The  board  viewed the absence of any firm
          -------------------------
          offers for the acquisition of our Company, the fact that the board has no plans to seek an acquisition of our Company in the foreseeable future, and its opinion that firm offers are not likely to be forthcoming as factors tending to support its recommendation to approve the Reorganization and its conclusion as to the fairness of the cash consideration to unaffiliated shareholders, including those who would receive cash for their shares and those who would retain their shares following the Reorganization.

     In connection with its fairness determination, and given its determination that the $17.75 per-share cash consideration represented a premium over book value, the board did not consider Cherokee's liquidation value for the following reasons. First, because the vast majority of a bank's assets and liabilities are monetary assets whose book values generally approximate their fair market values, the liquidation values of these assets and liabilities would generally command material discounts both to fair market value and, accordingly, book value. In addition to the liquidation discounts, because the liquidation of a financial institution is an extremely expensive and time-consuming process involving significant regulatory procedures and numerous regulatory approvals, the costs of the liquidation of a financial institution further reduce any net assets that would otherwise be available to shareholders following liquidation. In light of these factors, and because the Reorganization consideration was greater than Cherokee's book value, the board of directors concluded that the determination of a liquidation value was not material to the financial fairness of the transaction. However, it is not possible to predict with certainty the future value of our assets or liabilities or the intrinsic value that those assets or liabilities may have to a specific buyer that has not been identified. As a result, although we believe the possibility is remote, the liquidation of our assets and liabilities could conceivably produce a higher value than our value as a "going concern."

     After consideration of all of the foregoing information, the board determined that a fair price to be paid to cashed-out shareholders in the Reorganization is $17.75 per share. The board is not aware of any material contracts, negotiations or transactions, other than in conjunction with the Reorganization as described in "-Background of the Reorganization" on page 8, during the preceding two years for (1) the merger or consolidation of Cherokee into or with another person or entity, (2) the sale or other transfer of all or any substantial part of the assets of Cherokee, or (3) a tender offer for any outstanding shares of Cherokee common stock.

     PROCEDURAL FAIRNESS. The board of directors is seeking shareholder approval of the transactions contemplated by the Plan. The vote of a majority of the votes entitled to be cast on the Plan will be required to approve it. Approval by a majority of unaffiliated shareholders is not required. The board determined that any such voting requirement would usurp the power of the holders of greater than a majority of Cherokee's shares to consider and approve the Reorganization. The board also considered such a provision unnecessary in light of the fact that the Plan's provisions apply regardless of whether a shareholder is an affiliate and in view of a shareholder's right, whether affiliated or unaffiliated, to dissent from the merger and obtain the fair value of his or her shares under Georgia law.

     In addition, the board noted that shareholders who wish to increase their record holdings in order to avoid being cashed out may do so by purchasing shares of Cherokee common stock from other shareholders prior to the effective time of the Reorganization. The Reorganization will also provide liquidity, without brokerage costs, to shareholders receiving cash in the Reorganization.

     No unaffiliated representative acting solely on behalf of unaffiliated shareholders for the purpose of negotiating the terms of the Reorganization or preparing a report covering its fairness was retained by Cherokee or by a majority of directors who are not employees of Cherokee. The board concluded the retention of an unaffiliated shareholder representative was not necessary because the Plan's provisions apply regardless of whether a shareholder is affiliated or unaffiliated and both affiliated and unaffiliated shareholders have dissenters' rights under

Georgia law. In addition, because the board obtained a valuation and fairness opinion from an unaffiliated entity, it determined that the cost of obtaining an additional fairness opinion or valuation from another unaffiliated representative would not provide any meaningful additional benefit. After consideration of the factors described above, the board believes that the Reorganization is procedurally fair notwithstanding the absence of such an unaffiliated shareholder approval requirement or unaffiliated representative.

     We have not made any provision in connection with the Reorganization to grant unaffiliated shareholders access to our corporate files, except as provided under the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at our expense. With respect to unaffiliated shareholders' access to our corporate files, the board determined that this proxy statement, together with Cherokee's other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the Plan. The board also considered the fact that under the Georgia Business Corporation Code, and subject to specified conditions set forth under Georgia law, shareholders owning at least two percent of Cherokee's stock have the right to review Cherokee's relevant books and records of account. As for obtaining legal counsel or appraisal services for unaffiliated shareholders at Cherokee's expense, the board did not consider these necessary or customary. In deciding not to adopt these additional procedures, the board also took into account factors such as Cherokee's size and the cost of such procedures.

     After consideration of the factors described above, the board of directors has determined that the Plan is procedurally fair, notwithstanding the absence of an unaffiliated shareholder approval requirement, an unaffiliated shareholder representative and the provision of legal counsel or appraisal services at Cherokee's expense, to Cherokee's unaffiliated shareholders who will receive cash in the Reorganization. The board has also determined that the Plan is procedurally fair to unaffiliated shareholders who will retain their shares. Additionally, the board believes that the Plan is substantively fair to these constituencies. Finally, it has determined that the Plan is substantively and procedurally fair to affiliated shareholders for the same reasons specified as to unaffiliated shareholders, given that the Plan does not distinguish between these groups.

DETERMINATION OF FAIRNESS BY INTERIM AND OTHER CHEROKEE AFFILIATES

     Interim was organized for the sole purpose of facilitating the Reorganization. Its sole shareholder is Cherokee, and its sole director and executive officer is Dennis W. Burnette, who is also Cherokee's President and Chief Executive Officer. Our affiliates consist of our directors and executive officers: Dennis W. Burnette, William L. Early, Albert L. Evans, Jr., J. Calvin Hill, Jr., Roger M. Johnson, J. David Keller, Wanda P. Roach, A.R. Roberts, III, Donald F. Stevens, and Edwin I. Swords, III. John S. Moreau, a director and executive officer of the Bank, is also an affiliate of Cherokee. These affiliates, in addition to Interim, are deemed to be "filing persons" for purposes of this transaction.

     For Interim and each of Cherokee's affiliates, their purpose and reasons for engaging in the Reorganization, alternatives considered and analyses regarding financial and procedural fairness of the Reorganization to unaffiliated shareholders receiving cash in the Reorganization and to those retaining their shares were the same as those of the board of directors, and Interim and each of Cherokee's affiliates adopted the analyses of the board of directors and Burke Capital with respect to these issues. Based on these factors and analyses, Interim and each of Cherokee's affiliates have concluded that the Reorganization is procedurally and substantively fair to Cherokee's unaffiliated shareholders who will receive cash in the Reorganization and to its unaffiliated shareholders who will retain their shares.

OPINION OF INDEPENDENT FINANCIAL ADVISOR

     Cherokee retained Burke Capital to act as its financial advisor in connection with the Reorganization, which is designed to enable Cherokee to terminate the registration of its common stock under Section 12(g) of the Securities Exchange Act. During the past two years, there has been no other material relationship between Cherokee and Burke Capital or their respective affiliates, and no future material relationship is contemplated. The total amount of consideration paid or payable by Cherokee to Burke Capital is $12,500. Burke Capital's financial advisory role included providing a valuation report detailing the fair market per-share value of Cherokee common stock to be used by the board of directors of the Company to determine the price to be paid for shares to be cashed out ("cashed-out merger shares") as part of the Plan. Burke Capital also delivered a written opinion as to the fairness, from a financial point of view, to all Cherokee's shareholders, including the shareholders who will be cashed out as a result of the Plan and those shareholders remaining intact after the execution of the Plan. Burke Capital is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Burke Capital is regularly engaged in the valuation of financial institutions and their securities in connection with mergers, acquisitions and other corporate transactions.

     Burke Capital prepared its valuation report as of June 15, 2005 (the "Valuation Date") and determined that the fair market value of the cashed-out merger shares ranged from $17.00 to $18.00 per share. The full text of Burke Capital's valuation report is attached as Appendix D. Cherokee's board, after
                                            ----------
an extensive evaluation of Burke Capital's valuation report, set and approved the cash-out price in the Plan at $17.75 per share. The ultimate decision and responsibility as to the pricing of the shares was made by the board of Cherokee.

     Burke Capital delivered to the board of directors a written opinion, dated June 16, 2005, stating that the $17.75 cash-out price per share, as determined by the board of Cherokee, was fair, from a financial point of view, as of the date of the opinion, to all Cherokee shareholders, including those shareholders who will be cashed out as a result of the Plan and those shareholders remaining intact after the execution of the Plan. Burke Capital's opinion may not be quoted, used or circulated for any other purpose without its prior written consent, except for inclusion in this proxy statement. Burke Capital has consented to the use of its opinion in this proxy statement and to the disclosure regarding such opinion contained in this proxy statement.

     The  full text of Burke Capital's written opinion is attached as Appendix C
                                                                      ----------
to these materials. The opinion outlines matters considered and qualifications and limitations on the review undertaken by Burke Capital in rendering its opinion. We urge you to read the entire opinion carefully. Burke Capital's opinion, attached as Appendix C, and its valuation report, attached as Appendix
                      ----------                                        --------
D,  will  be  available  for  inspection  and  copying  at  Cherokee's principal
-
executive offices during Cherokee's regular business hours by any interested shareholder or shareholder's representative who has been so designated in writing. A copy of the opinion and/or valuation report will be transmitted to any shareholder or shareholder's representative who has been so designated in writing upon written request and at such shareholder's expense.

     Burke Capital's opinion speaks only as of June 16, 2005, the date of the opinion. The opinion was directed to the Cherokee board of directors and relates only to the fairness of the Plan from a financial point of view. It does not address the underlying business decisions of the proposed Plan, nor does it constitute a recommendation to any shareholder as to how such shareholder should vote with respect to the proposed Plan at the annual meeting or as to any other matter. Burke Capital's fairness opinion was among many factors taken into consideration by Cherokee's board of directors in making its determination of the cash-out price.

     In connection with rendering its June 16, 2005 opinion, Burke Capital reviewed and considered, among other things:

     - certain publicly available financial statements and other historical financial information of Cherokee that we deemed relevant;

     - projected earnings, budgets and estimates for Cherokee prepared by management of Cherokee;

     - the views of senior management of Cherokee, based on discussions with members of senior management, regarding Cherokee's business, financial condition, results of operations and future prospects;

     - a comparison of certain financial information for Cherokee with similar publicly available information for certain other companies;

     - the financial terms of certain recent business combinations in the commercial banking industry, to the extent publicly available;

     - the current market environment generally and the banking environment in particular;

     - reviewed the nature and terms of certain other "going private" transactions that it believed to be relevant;

     - the valuation of the voting shares of common stock Cherokee prepared by Burke Capital;

     - an analysis of the pro forma balance sheet and income statement changes as a result of the plan; and

     -    recent  trading  activity  of  Cherokee.

     Cherokee's board of directors did not limit the investigations made or the procedures followed by Burke Capital in giving its opinion.

     In performing its reviews and analyses and in rendering its opinion, Burke Capital assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of Cherokee's management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Burke Capital was not asked to and did not independently verify the accuracy or completeness of such information and it did not assume responsibility or liability for the accuracy or completeness of any such information. Burke Capital did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Cherokee or any of its respective subsidiaries, or the ability to collect any such assets, nor was it furnished with any such evaluations or appraisals. Burke Capital is not an expert in the evaluation of allowances for loan losses and it did not make an independent evaluation of the adequacy of the allowance for loan losses of Cherokee, nor did it review any individual credit files relating to Cherokee. With Cherokee's consent, Burke Capital assumed that the respective allowances for loan losses were adequate to cover such losses and will be adequate on a pro forma basis. In addition, Burke Capital did not conduct any physical inspection of the properties or facilities of Cherokee. Burke Capital is not an accounting firm and it relied on the reports of the independent accountants of Cherokee and the directors of Cherokee for the accuracy and completeness of the financial statements furnished to it.

     Burke Capital's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Burke Capital assumed, in all respects material to its analysis, that all of the representations and warranties contained in the Plan and all related agreements are true and correct. Burke Capital also assumed that there has been no material change in Cherokee's assets, financial condition, and results of operations, business or prospects since the date of the last financial statements made available to them and that Cherokee will remain a "going concern" for all periods relevant to its analyses.

     In rendering its June 16, 2005 opinion, Burke Capital performed a variety of financial analyses. The following is a summary of the material analyses performed by Burke Capital, but is not a complete description of all the analyses underlying Burke Capital's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Burke Capital believes that its analyses must be considered as a "whole" and that selecting portions of the factors and analyses without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Burke Capital's comparative analysis is identical to Cherokee.
Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or change in control values, as the case may be, of Cherokee and the companies to which it is being compared.

     The earnings projections used and relied upon by Burke Capital in its analyses were based upon internal projections of Cherokee. With respect to all such financial projections and estimates, Cherokee management confirmed to Burke Capital that they reflected the best currently available estimates and judgments of such management of the future financial performance of Cherokee, and Burke Capital assumed for purposes of its analyses that such performance would be achieved. Burke Capital expressed no opinion as to such financial projections or the assumptions on which they were based. The financial projections furnished to Burke Capital by Cherokee were prepared for internal purposes only and not with a view towards public disclosure. These projections, as well as the other estimates used by Burke Capital in its analyses, were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

     In performing its analyses, Burke Capital also made numerous assumptions with respect to industry performance, business and economic conditions, and various other matters, many of which cannot be predicted and are beyond the control of Cherokee and Burke Capital. The analyses performed by Burke Capital are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Burke Capital prepared its analyses solely for purposes of preparing the valuation report and rendering its opinion. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Burke Capital's analyses do not necessarily reflect the value of Cherokee's common stock or the prices at which of Cherokee's common stock may be sold at any time.

     In addition, for the purposes of rendering its written opinion, Burke Capital assumed that (1) the Plan will be consummated in accordance with its terms, without any waiver of its material terms or conditions, and that obtaining the necessary shareholder approvals for the Plan will not have an adverse effect on Cherokee; and (2) the Plan is consummated in a manner that complies in all respects with applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statutes, rules and regulations. Burke Capital expressed no opinion as to whether any alternative transaction might produce consideration for the holders of Cherokee's common stock in an amount in excess contemplated in the Plan.

     SUMMARY OF THE PLAN. Burke Capital reviewed the financial terms of the proposed transaction whereby shareholders that hold fewer than 1,100 shares of Cherokee common stock will receive $17.75 in cash in exchange for each share that they own. As of June 15, 2005, the estimated total cost to pay for shares exchanged for cash under the Plan was $3,398,364. The shares cashed out in the Plan will be purchased with cash on hand and through the issuance of Trust Preferred securities. All other shares will remain outstanding and be unaffected by the Plan. The table below summarizes the implied valuation multiples / premiums associated with the execution of the Plan.

          --------------------------------------------------
          PLAN OF REORGANIZATION HIGHLIGHTS:
          --------------------------------------------------

          Redemption Price / Common Share          $  17.75

          Redemption Price / LTM Core EPS(1)        32.62 x

          Redemption Price / Book Value Per Share    1.60 x

          Core Deposit Premium(2)                    8.37 %

          (1)  Latest  twelve months core earnings per share
          (2)  Described as the per share premium above book
          value per share
          --------------------------------------------------

     OVERVIEW OF ANALYSIS. Burke Capital's analysis included (1) a comparison of certain market multiples of similar publicly traded institutions, (2) an analysis of selected premiums paid with respect to merger / change in control transactions (3) recent stock trades of Cherokee, and (4) a dividend discount and terminal value analysis. Burke Capital also studied an analysis of selected premiums paid to minority shareholders with respect to recent going-private transactions of publicly traded banks. Burke Capital, after completing and analyzing each separate item, presented a fair market per share value of the shares to be cashed out in the Plan. Burke Capital believes it is important that its analyses be considered as a "whole" and that selecting portions of the factors and analyses without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion.

     TRANSACTION PREMIUM ANALYSIS. With a reverse stock split or cash-out merger in a going-private transaction, a small premium adjustment is applied to the stand-alone per share valuation because of the involuntary nature of the transaction.

     To quantify a fair market premium for Cherokee minority shareholders, Burke Capital studied recent going-private transactions of publicly traded financial institutions since January 1, 2003. None of the comparable transactions selected resulted in a change in control of the entity. By observing premiums paid in other similar transactions, Burke Capital was able to apply a similar premium to Cherokee's stand-alone valuation for the proposed transaction. The Table below lists publicly traded companies that pursued a cash-out or reverse stock split transaction. The analysis concluded that minority shareholders were paid a market premium ranging from -3.80% to 27.1%, with a median range of 12.4% to 14.9% over relative trading values (1-day, 1-month, 2-months, and 3-months). Burke Capital felt the market premium over the 1-day trading values was the most relevant and applied a 12.5% premium to the Company's stand-alone valuation derived from the comparable public companies, precedent transactions, recent trading activity and the discounted cash flow analysis to derive a fair market per share value for the proposed transaction.

--------------------------------------------------------------------------------------------------------------
                                                                              PREMIUM TO AVERAGE PRICE FOR
                                  ANNOUNCE       TRANSACTION      OFFER   ------------------------------------
            COMPANY                 DATE            TYPE          PRICE   1-DAY   1-MONTH   2-MONTH   3-MONTH
-------------------------------  ----------  -------------------  ------  ------  --------  --------  --------
Benchmark Bancshares, Inc.       12/23/2004  Reverse Stock Split  $19.00    8.6%     12.0%     14.3%     15.3%
KS Bancorp., Inc.                12/22/2004  Reverse Stock Split   24.00   23.1%     15.3%     15.9%     15.4%
Commercial National Financial    11/16/2004  Cash-out Merger       12.50   11.1%     12.9%     11.0%     12.5%
Blackhawk Bancorp, Inc.          10/22/2004  Reverse Stock Split   15.25   27.1%     26.1%     25.0%     24.2%
Stugis Bancorp                    9/29/2004  Cash-out Merger       16.00   18.1%     16.1%     14.7%     14.2%
Southern Michigan Bancorp, Inc.    9/3/2004  Cash-out Merger       29.00   20.3%     20.7%     20.6%     20.5%
First Banking Center, Inc.        8/12/2004  Reverse Stock Split   60.00   17.1%     22.8%     22.4%     22.9%
Hemlock Federal Financial Corp.    6/1/2004  Reverse Stock Split   29.00    2.8%      1.6%      0.7%      0.8%
Easton Bancorp, Inc.              12/4/2003  Cash-out Merger       16.29   15.5%     16.4%     15.9%     18.9%
First National Bancshares, Inc.   11/6/2003  Cash-out Merger       21.70   11.6%      N/A       N/A       N/A
HFB Financial Corp.              10/28/2003  Cash-out Merger       22.75    3.8%     11.6%     13.7%     14.5%
Coddle Creek Financial Corp.      9/30/2003  Cash-out Merger       38.00   12.4%     12.1%     11.0%     12.5%
Capital Directions, Inc.          6/25/2003  Cash-out Merger       50.00   -3.8%     -2.4%     -0.2%      0.3%
--------------------------------------------------------------------------------------------------------------
Average                                                                    12.9%     13.8%     13.8%     14.3%
Median                                                                     12.4%     14.1%     14.5%     14.9%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

     COMPARABLE PUBLIC COMPANIES ANALYSIS. Burke Capital used publicly available information to compare selected financial information for Cherokee and a group of selected financial institutions. The group consisted of Cherokee and fourteen other companies, which we refer to as the Cherokee Peer Group. The Cherokee Peer Group consisted of selected Southeastern banks (primarily GA, NC, SC, VA and TN) with assets between $100 million and $250 million and having earned at least 15 basis points, but not more than 100 basis points on average assets for the latest twelve months. While stocks trade principally on future earnings, Burke Capital believes there is a correlation between size and valuation; therefore, the comparables selected are similar in size and profitability to Cherokee.

The public comparables approach utilized the multiples of price to the last twelve months' core earnings, price to current book value and core deposit premium (market value minus tangible book value to core deposits) to estimate value. The Cherokee Peer Group was comprised of the following institutions:

          -----------------------------------------------------------------------------------
                                                                       Valuation Statistics
                                                                     ------------------------
                                                                                       Core
                                                                      P/E    Price /  Deposit
          BANK HOLDING COMPANY            CITY        STATE  Ticker   LTM      Book   Premium
          ------------------------------  ----------  -----  ------  ------  -------  -------
          Bank of Oak Ridge               Oak Ridge   NC      BKOR     NM     1.24x     4.49%
          Bank of Richmond NA             Richmond    VA      BRCH   22.70x   1.44x     7.82%
          Bank of the James Finl Grp Inc  Lynchburg   VA      BOJF   20.02x   2.15x    10.24%
          Bank of Wilmington              Wilmington  NC      BKWW   40.09x   1.39x     7.49%
          Cardinal State Bank             Durham      NC      CSNC     NM     1.52x     9.88%
          Coastal Banking Co.             Beaufort    SC      CBCO   23.17x   1.74x     7.83%
          Community Capital Bancshares    Albany      GA      ALBY   37.84x   1.36x     6.48%
          First Capital Bank              Glen Allen  VA      FCRV   30.19x   1.83x     9.49%
          Grandsouth Bancorporation       Greenville  SC      GRRB   18.02x   1.96x     8.27%
          Little Bank Incorporated        Kinston     NC      LTLB   22.52x   1.51x     8.59%
          Monarch Bank                    Chesapeake  VA      MNRK   35.44x   1.61x    13.13%
          Scottish Bank                   Charlotte   NC      SHKL   16.67x   1.13x     1.65%
          Southern Community Finl Corp    Midlothian  VA      SCBV   40.76x   1.45x     7.36%
          SterlingSouth B&TC              Greensboro  NC      SSBT   45.81x   1.40x     5.38%
                                                             --------------------------------
                                                             High    45.81x   2.15x    13.13%
                                                             Mean    29.44x   1.55x     7.72%
                                                             Median  26.68x   1.48x     7.83%
                                                             Low     16.67x   1.13x     1.65%
                                                             --------------------------------
          -----------------------------------------------------------------------------------

     Burke Capital reviewed the trading multiples comparable to the Cherokee's Peer Group and computed high, low, mean, and median multiples and premiums for the Peer Group. The median multiples and premiums were applied to Cherokee's financial information as of and for the period ended March 31, 2005 and were used to impute an average per share valuation. The table above reflects a range of the Peer Group's trading multiples as of the Valuation Date.

     As illustrated in the following table, Burke Capital derived an average stand-alone valuation per share of Cherokee's common stock of $15.46 assuming the company was to remain an SEC filing company. Burke Capital applied a 12.50% transaction premium (valuation adjustment) to the implied stand-alone valuation of Cherokee from the Public Comparables to compute an adjusted per share valuation relevant for this transaction. The adjusted per share valuation was $17.40.

---------------------------------------------------------------------------
                 IMPLIED VALUATION - PUBLIC MARKET COMPARABLES
---------------------------------------------------------------------------
                                           IMPLIED                WEIGHTED
METRIC                         MULTIPLES    VALUE    WEIGHTING   VALUATION
-----------------------------  ----------  --------  ----------  ----------
Price / Book                       1.48x   $ 20,409      33.33%  $    6,803
Price / LTM Core Earnings         26.68x     19,714      33.33%       6,571
Core Deposit Premium               7.85%     22,356      33.33%       7,452
                                                                 ----------

Implied Stand-alone Valuation                                    $   20,826
Implied Stand-alone Valuation/Share                              $    15.46
Valuation Adjustment                                                   1.93
                                                                 ----------
ADJUSTED VALUATION                                               $    17.40
                                                                 ==========
---------------------------------------------------------------------------

     ANALYSIS OF SELECTED MERGER TRANSACTIONS. Burke Capital reviewed selected southeastern bank and thrift merger and acquisition transactions since January 1, 2003. A change in control merger transaction represents the strategic valuation of a company, which, in most instances, includes a change in control premium. Burke Capital is valuing Cherokee as a "going concern" entity, not under a change in control scenario. Burke Capital, after thoroughly studying the recent change in control premiums, is able to derive the financial or stand-alone valuation of a given entity by excluding the implied change-in-control premium. Specifically, Burke Capital selected bank and thrift merger and acquisition transactions according to the same criteria used in the comparable public companies analysis:

     -    Merger and acquisition transactions announced after January 1, 2003

     -    Seller located in the Southeast (GA, NC, SC, TN, & VA)

     -    Seller assets between $100 million and $250 million

     -    Seller return on average assets between 0.50% - 1.25%

     Burke Capital selected fifteen transactions fitting the criteria listed above. The fifteen transactions selected included the following:

---------------------------------------------------------------------------------------------------------------
                                                                                 Implied Transaction Multiples
                                                                                 ------------------------------
                                                                                                        Core
                                                                                            Price /    Deposit
BUYER                             STATE  SELLER                           STATE   P/E LTM     Book     Premium
--------------------------------  -----  -------------------------------  ------  --------  --------  ---------
Citizens South Banking Corp.      NC     Trinity Bank                         NC   17.86x     2.69x     23.07%
First Horizon National Corp.      TN     West Metro Financial Services        GA     NM       2.74x     31.85%
First Citizens Bancorp.           SC     People's Community Capital Corp      SC   31.03x     3.14x     33.28%
GB&T Bancshares Inc.              GA     FNBG Bancshares, Inc.                GA   34.15x     3.29x     22.73%
BancorpSouth Inc.                 MS     Premier Bancorp Inc.                 TN   32.72x     3.08x     30.31%
United Community Banks Inc.       GA     Liberty National Bancshares          GA   22.10x     2.97x     17.27%
FSB Bancshares Inc                TN     American City Bancorp Inc.           TN   15.38x     2.26x     14.55%
Peoples Holding Co.               MS     Renasant Bancshares Inc.             TN     NM       3.35x     29.82%
Union Bankshares Corp.            VA     Guaranty Financial Corp.             VA   28.31x     2.73x     20.57%
GB&T Bancshares Inc.              GA     Southern Heritage Bancorp Inc.       GA   35.13x     2.03x     20.21%
Greene County Bancshares Inc.     TN     Independent Bankshares Corp.         TN   25.78x     1.97x     12.50%
Yadkin Valley Bank and Trust      NC     High Country Financial Corp          NC     NM       2.30x     16.66%
GB&T Bancshares Inc.              GA     Baldwin Bancshares, Inc.             GA   22.14x     2.79x     22.27%
First Community Bancshares, Inc.  VA     CommonWealth Bank                    VA   28.94x     3.10x     16.60%
United Community Banks Inc.       GA     First Central Bancshares, Inc.       TN   27.02x     2.30x     14.51%
                                                                          -------------------------------------
                                                                          High     35.13x     3.35x     33.28%
                                                                          Mean     26.71x     2.72x     21.75%
                                                                          Median   27.67x     2.74x     20.57%
                                                                          Low      15.38x     1.97x     12.50%
                                                                          -------------------------------------
---------------------------------------------------------------------------------------------------------------

     Burke Capital reviewed the multiples of transaction value at announcement to last 12 months' earnings, transaction value to book value, and book premium to core deposits and computed high, low, mean, median, and quartile multiples and premiums for these transactions.

     The precedent transactions analysis represents change in control transactions since January 2003. In each transaction, the acquiring institution paid a substantial premium for the target institution, primarily for a control position in the acquired company. Control allows a buyer to make future decisions about the use of the acquired company's assets, decisions about business strategy and the opportunity for cost savings and revenue enhancements. In most cases, projected cost savings are a major component behind the large change in control premiums being paid in the marketplace today. To analyze the premiums paid in recent transactions, Burke Capital analyzed a peer group of precedent transactions since January 2003 that included selling institutions with a publicly traded security. On average, the current financial stand-alone value of the selling institution was 30% to 40% less than the change in control or strategic valuation.

     Burke Capital is valuing Cherokee on a "going concern" basis, not under a change in control scenario, thus excluding the premium paid in a change in control transaction. Burke Capital applied a 35% adjustment to the median change in control multiples to reflect the going concern or financial valuation of the Company. These adjusted multiples and premiums were applied to Cherokee's financial information as of and for the period ended March 31, 2005 and were used to impute Cherokee's average stand-alone per-share valuation.

     As illustrated in the following table, Burke Capital derived an average stand-alone valuation per share of Cherokee's common stock of $16.27 assuming the company was to remain an SEC filing company. Again, in similar going private transactions, minority shareholders were paid a 10% to 15% premium over recent trading activity due to the involuntary nature of this transaction. Burke Capital applied a 12.5% valuation adjustment to Cherokee's stand-alone valuation to compute an adjusted per share valuation relevant for this transaction. The adjusted per share valuation was $18.30.

------------------------------------------------------------------------------
                  IMPLIED VALUATION - PUBLIC MARKET COMPARABLES
------------------------------------------------------------------------------
                               CHANGE IN
                                CONTROL      CONTROL     DERIVED     WEIGHTED
METRIC                         MULTIPLES   ADJUSTMENT   MULTIPLES   VALUATION
-----------------------------  ----------  -----------  ----------  ----------
Price / Book                       2.74x       -35.00%      1.78x   $   24,526
Price / LTM Core Earnings         27.67x       -35.00%     17.98x       13,289
Core Deposit Premium              20.57%       -35.00%     13.37%       28,389
                                                                    ----------
Average Stand-alone Valuation                                       $   22,068
Average Stand-alone Valuation / Share                               $    16.27
Valuation Adjustment                                                $     2.03
                                                                    ----------
ADJUSTED VALUATION / SHARE                                          $    18.30
                                                                    ==========
------------------------------------------------------------------------------

     HISTORICAL TRADING PRICE AND VOLUME. Burke Capital studied the Company's trading history and volume for the previous twelve months on which a trade has been reported. In analyzing this trading history, Burke Capital reported that the weighted average price per share equaled $15.32, $15.72 and $15.62 for the previous twelve, six and three months. Burke Capital noted that during the same twelve month period, the Company's common stock was traded only 35 out of 251 days for trading. The average trading volume was 222, 136, and 149 shares during the twelve month, six month and three month period ending June 14, 2005. The total number of shares traded during the twelve month period was 37,150. Burke Capital, in order to compute a fair market price per share for the shares to be cashed out as part of the reorganization, Burke Capital calculated the Company's weighted averaged share price for the most recent twenty trades and applied a 12.50% transaction premium to account for the involuntary nature of the transaction. The weighted average price per share for the recent 20 trades was $15.73 and, when applying a 12.50% premium, results in an adjusted fair market valuation per share of $17.70.

     TERMINAL VALUE ANALYSIS. Burke Capital performed a discounted terminal value analysis to determine the range of fair values of Cherokee's common stock in today's values. Because stocks typically trade on the basis of future earnings, Burke Capital believes it is important to consider this average valuation along with the other valuation methodologies in calculating the valuation per share for the proposed transaction. Because the Company has no current plans to pay future dividends, Burke Capital did not factor the present value of any dividends into this analysis.

     The range of per share values is based on the present value of Cherokee's 2009 terminal valuation. For its analysis, Burke Capital relied on the five-year financial projections developed by Cherokee's management. These projections are included in the table below and in Table VIII of the valuation report, which is attached as Appendix D to this proxy statement. The
                                  -----------
projections provided by Cherokee's management assume assets will increase at a compound annual growth rate ("CAGR") of 24% per year over the next five years, reaching $350 million by 2009. Net income is projected to grow at a CAGR of 63%, reaching $4.0 million by 2009. The net income projections assume the Company's return on average assets ("ROAA") and return on average equity ("ROAE") will approach 1.25% and 17.00%, respectively, by 2009. The asset growth rate was based on the Company's historical growth experience. Management's assumptions regarding the Company's 2009 projected ROAA and ROAE were based on the rates of returns achieved by the top 25% performing banks in a peer group of 350 banks across the nation with total assets between $300 million and $400 million as of September 2004. Management selected this peer group because it projects its total assets will be within this range by 2009. Projections also assume that the Company will remain well capitalized in the future years and that the Company will not pay any dividends in order to optimize a well-capitalized balance sheet.

                                               CHEROKEE BANKING COMPANY

                                                            PROJECTED
                                                  FOR THE YEAR ENDING DECEMBER 31,                            CAGR
                              ---------------------------------------------------------------------------  ----------
($THOUSANDS)                    2003A      2004A      2005E      2006E      2007E      2008E      2009E    2005-2009
  BALANCE SHEET
  -------------
  Assets                      $117,944   $147,509   $161,500   $201,000   $247,500   $298,000   $350,000        24.1%
  Asset Growth Rate (annual)      21.7%      25.1%       9.5%      24.5%      23.1%      20.4%      17.4%
  Average Assets              $105,710   $134,739   $154,505   $181,250   $224,250   $272,750   $324,000
  CAPITAL IMPLICATIONS
  --------------------
  Stated Equity               $  7,644   $ 14,013   $ 14,906   $ 16,368   $ 18,658   $ 21,808   $ 25,788        16.5%
  Tier 1 Capital              $  7,905   $ 14,443   $ 16,072   $ 17,618   $ 20,008   $ 23,158   $ 27,138
  Equity / Assets                  6.5%       9.5%       9.2%       8.1%       7.5%       7.3%       7.4%
  Leverage Ratio                   7.5%      10.7%      10.4%       9.7%       8.9%       8.5%       8.4%
  PERFORMANCE
  -----------
  Net Income                  $    455   $    559   $    893   $  1,462   $  2,290   $  3,150   $  3,980        63.3%
  Earnings Growth Rate           NM         NM          49.8%      63.7%      56.6%      37.6%      26.3%
  ROAA                            0.43%      0.41%      0.58%      0.81%      1.02%      1.15%      1.23%
  ROAE                            5.96%      5.16%      6.18%      9.35%     13.08%     15.57%     16.72%
  PER SHARE DATA
  --------------
  Book Value / Share          $   9.41   $  11.28   $  12.00   $  13.17   $  15.02   $  17.55   $  20.75        16.5%
  Fully Diluted E.P.S. (1)    $   0.50   $   0.44   $   0.66   $   1.08   $   1.69   $   2.32   $   2.93        60.7%

*  2005  to  2009  projections  are consistent with Management's strategic plan.

(1)  Assumes  current  shares  outstanding  and  options  remain  constant.

     Burke Capital calculated Cherokee's 2009 terminal value based on an earnings multiple of 13.0x Cherokee's projected earnings and a price-to-book multiple of 1.5x Cherokee's projected book value. In selecting the multiples utilized in the analysis, Burke Capital reviewed the following average trading multiples for profitable Southeastern publicly traded bank holding companies with assets between $100 million to $500 million.

==================================================================================================

                   SOUTHEASTERN COMMUNITY BANKS TRADING MULTIPLES SINCE 1999(1)

                    1999          2000          2001          2002          2003          2004
                ------------  ------------  ------------  ------------  ------------  ------------

PRICE/TANGIBLE BOOK VALUE
-------------------------
Median              1.41x         1.12x         1.20x         1.32x         1.58x         1.61x
Mean                1.52x         1.35x         1.33x         1.35x         1.64x         1.75x
Range                  1.12x . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.75x

PRICE/CORE EARNINGS
-------------------
Median              13,4x         11.2x         14.5x         14.2x         17.0x         17.5x
Mean                14.7x         12.8x         15.1x         14.5x         16.9x         17.3x
Range                  11.2x . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17.5x

==================================================================================================

___________________
(1) Sample represents 160 banks with total assets between $100 million to $500 million.

     Burke Capital believed an earnings multiple of 13.0x and book value multiple of 1.50x was appropriate for the terminal value analysis because, generally, Cherokee is a less seasoned company as compared to the sample banks and it has less liquidity for its common stock and a less established earnings history.

     The calculated terminal value was discounted to the present time period using a range of discount rates. Burke Capital utilized a range of discount rates between 16.0% and 20.0%, which reflects the risk associated with the cash flows in question. The discount rates (16% to 20%) are the range of return on average equity for mature Southeastern banks and also represent the return on average equity that the Company expects to earn in the later years. The results of this analysis are summarized in the following table.

---------------------------------------------------------------------------
                                                   Discount Rates
                                         ----------------------------------
               Terminal     Multiple
Metric         Multiple     Weighting       16%         18%         20%
------------  -----------  ------------  ----------  ----------  ----------
Book Value          1.50x           50%  $    9.33   $    8.68   $    8.10

LTM Earnings       13.00x           50%  $    7.22   $    6.74   $    6.30
                                         ----------  ----------  ----------

IMPLIED STAND-ALONE VALUATION/SHARE      $   16.55   $   15.42   $   14.40
                                         ==========  ==========  ==========
VALUATION ADJUSTMENT                     $    2.07   $    1.93   $    1.80
                                         ----------  ----------  ----------
ADJUSTED VALUATION/SHARE                 $   18.62   $   17.35   $   16.20
---------------------------------------------------------------------------

The analysis resulted in an implied stand-alone range of present values of $14.40 to $16.55 per share, with a median valuation per share of $15.42, assuming the Company was to remain an SEC-filing company. Burke Capital applied a 12.5% transaction adjustment to Cherokee's stand-alone valuation to compute an adjusted per share valuation relevant for this transaction. The adjusted per-share valuation ranged from $16.20 to $18.62, with a median adjusted valuation of $17.35.

     As indicated above, this analysis was based on estimates and is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Burke Capital noted that the discounted earnings analysis was included because it is a widely used valuation methodology, but noted that the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, discount rates, and terminal values.

     SUMMARY VALUATION ANALYSIS. Burke Capital, in its valuation report, provided the board of directors of Cherokee with a fair market per share valuation range of roughly $17.00 to $18.00, with a weighted per share valuation $17.63. Burke Capital weighted the public comparables analysis 40% because this analysis provides a representative of the trading value of peer group companies. The following table is a summary breakdown of the fair market per share valuation.

---------------------------------------------------------------------------
                                                  Valuation       Weighted
                                                     Per         Valuation
Approach                  Weighting   Valuation     Share        Per Share
------------------------  ----------  ----------  ----------     ----------
Public Comparables            40.00%  $   23,813  $    17.40     $     6.96
Precedent Transactions        20.00%  $   25,209  $    18.30     $     3.66
Current Trading Activity      20.00%  $   24,276  $    17.70     $     3.54
Discounted Cash Flow          20.00%  $   23,742  $    17.35     $     3.47
                                                                 ----------
Valuation Per Share                                              $    17.63
                                                                 ==========
                                                  -------------------------
Valuation Range                                   $    17.35  -  $    18.30
                                                  -------------------------
---------------------------------------------------------------------------

     FAIRNESS  FOR  SHAREHOLDERS  REMAINING INTACT AFTER COMPLETION OF THE PLAN
     --------------------------------------------------------------------------

     Burke Capital analyzed the Reorganization from the point of view of the shareholders who will remain after the transaction. In order to measure the impact of the cash-out merger transaction on Cherokee's operating results, financial condition and capital ratios, Burke Capital analyzed pro forma effects of the Reorganization on 2005 through 2009 operating results (assuming the Reorganization was executed January 1, 2005. In performing this analysis, Burke Capital relied on certain assumptions provided by Cherokee's management relating to earnings projections, as well as the structure of costs associated with the transaction. The earnings projections utilized for this analysis and the assumptions related to those projections were the same as those used in the terminal value analysis described above.

     The following pro forma calculations are based on management's initial estimate that the Plan would result in approximately 191,474 shares being cashed out at $17.75 per share for a total cost of $3,398,664. The purchase of the shares will be financed through cash on hand and the issuance of trust preferred securities. For purposes of the following pro forma calculations, Cherokee expected pre-tax cost savings during the first year after execution of the Plan to be an estimated $150,000. The following table highlights the 2005-2009 projected pro forma impact on Cherokee from the proposed transaction.

-----------------------------------------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------
($THOUSANDS)                        2005E     2006E     2007E     2008E     2009E
                                   ------------------------------------------------
PRO FORMA FINANCIALS
--------------------
Net Income (stand-alone)           $   893   $ 1,462   $ 2,290   $ 3,150   $ 3,980
    Cost Savings A/T (1)                93        93        93        93        93
    Cost of Capital A/T (1)           (126)     (137)     (147)     (147)     (147)
                                   ------------------------------------------------
Adusted Net Income                 $   860   $ 1,418   $ 2,236   $ 3,096   $ 3,926
                                   ================================================

PER SHARE  DATA
---------------
Book Value / Share                 $ 10.92   $ 12.27   $ 14.39   $ 17.34   $ 21.07
Fully Diluted E.P.S. (2)           $  0.74   $  1.22   $  1.92   $  2.65   $  3.37

CAPITAL IMPLICATIONS
--------------------
Equity (3)                         $11,475   $12,893   $15,128   $18,224   $22,149

PERFORMANCE METRICS
-------------------
ROAA                                  0.56%     0.78%     1.00%     1.13%     1.21%
ROAE                                  6.75%    11.64%    15.96%    18.56%    19.45%

ACCRETION / DILUTION
--------------------
Book Value / Share                   -9.00%    -6.88%    -4.15%    -1.21%     1.54%
Diluted EPS                          12.06%    12.92%    13.64%    14.40%    14.82%

SHARES OUTSTANDING
------------------
Common Shares Outstanding            1,051     1,051     1,051     1,051     1,051
Fully Diluted Shares Outstanding     1,167     1,167     1,167     1,167     1,167

(1)  Assumes  $150k  (pre-tax)  cost savings and issuance of $3m to $4m in trust preferred  securities.
(2)  Assumes  pro  forma  shares  outstanding  and  exercisable  options  remain constant.
(3)  Assumes  191,474  shares  are  cashed  out  at $17.75 / share ($3.4 million transaction  valuation).
-----------------------------------------------------------------------------------

     As a result, it is anticipated that the shareholders who are not cashed out could see substantial earnings per share accretion as well as slight book value per share dilution. However, Cherokee anticipates financing the Plan through the issuance of trust preferred securities which will result in additional Tier 1 capital for regulatory purposes and should not negatively impact future earnings and growth prospects.

     The common shares of Cherokee do not trade on any organized exchange and there is little liquidity in the shares. It is the opinion of Burke Capital that the Reorganization will have little effect on the liquidity of the shares.

     Based upon the forgoing analyses and other investigations and assumptions, without giving specific weightings to any one factor or comparison, it is the opinion of Burke Capital that the per-share price of $17.75 in cash offered to the shareholders who will be cashed out is fair from a financial point of view. Furthermore, it is Burke Capital's opinion that the effect of the Plan on shareholders who will remain intact is fair from a financial point of view.

     Cherokee has agreed to pay Burke Capital $12,500 for rendering the Valuation and the Fairness Opinion. Cherokee has also agreed to reimburse Burke Capital for its reasonable out-of-pocket expenses and to indemnify Burke Capital against certain liabilities, including liabilities under the federal securities laws.

YOU ARE ENCOURAGED TO READ THE BURKE CAPITAL OPINION AND THE BURKE CAPITAL VALUATION REPORT IN THEIR ENTIRETY. THE FULL TEXT OF THE BURKE CAPITAL OPINION IS ATTACHED AS APPENDIX C, AND THE FULL TEXT OF THE BURKE CAPITAL VALUATION
                  -----------
REPORT  IS  ATTACHED  AS  APPENDIX  D  TO  THIS  PROXY  STATEMENT.
                      ---------------

                            INFORMATION REGARDING THE
                         SPECIAL MEETING OF SHAREHOLDERS

TIME  AND  PLACE  OF  MEETING

     We are soliciting proxies through this proxy statement for use at the special meeting of Cherokee shareholders. The special meeting will be held at 5:00 p.m. on November 1, 2005, at our main office located at 1275 Riverstone Parkway, Canton, Georgia 30114.

RECORD  DATE  AND  MAILING  DATE

     The close of business on September 20, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. We first mailed the proxy statement and the accompanying form of proxy to shareholders on or about September 30, 2005.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the record date, Cherokee had 10,000,000 shares of common stock, no par value, authorized, of which 1,242,515 shares were issued and outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

PURPOSE  OF  THE  SPECIAL  MEETING

     The purpose of the special meeting is for shareholders to vote on the Plan, which provides for the merger of Interim with and into Cherokee, with Cherokee surviving the merger and the holders of fewer than 1,100 shares of Cherokee common stock receiving $17.75 in cash in exchange for each of their shares of such stock. The terms of the Plan are described beginning on page 38. The full text of the Plan is set forth in Appendix A to the enclosed proxy statement. The
                                 ----------
Reorganization is designed to take Cherokee private by reducing its number of shareholders of record below 300.

DISSENTERS'  RIGHTS

     Shareholders are entitled to dissenters' rights in connection with the Plan. See "Description of the Plan-Dissenters' Rights" on page 41.

PROCEDURES  FOR  VOTING  BY  PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the approval of the Plan and in the best judgment of the persons appointed as proxies on all other matters that are unknown to us as of a reasonable time prior to this solicitation and that are properly brought before the special meeting.

     You can revoke your proxy at any time before it is voted by delivering to Cherokee's Corporate Secretary, at 1275 Riverstone Parkway, Canton, Georgia 30114, either a written revocation of the proxy or a duly signed proxy bearing a later date or by attending the special meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of Cherokee common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the Plan. On September 20, 2005, Cherokee's directors and executive officers beneficially owned, directly or indirectly, 572,549 shares, representing approximately 38.4% of Cherokee's common stock as of that date. Each of the directors and executive officers has indicated that he intends to vote his shares in favor of the Plan.

     Any other matter that may properly come before the special meeting requires that more shares be voted in favor of the matter than are voted against the matter.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the special meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the special meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter. Based on the 1,242,515 shares outstanding as of the record date, a quorum will consist of 621,258 shares represented either in person or by proxy. This also represents the minimum number of votes required to be cast in favor of the Plan in order to approve it. Assuming only the minimum number of shares necessary to constitute a quorum are present in person or by proxy at the special meeting, and assuming one of those shares is subject to a proxy marked as an abstention, the Plan proposal would not pass because it would not have received the affirmative vote of a majority of the votes entitled to be cast at the meeting. As a result, such an abstention would effectively function as a vote against the Plan, even though it would not be counted in the voting tally as such. Additionally, abstentions will not affect the outcome of any other proposal properly brought before the meeting because only a majority of the votes actually cast must be voted in favor of such a proposal.

     BROKER NON-VOTES. Generally, brokers who hold shares for the accounts of beneficial owners must vote these shares as directed by the beneficial owner. If, after the broker transmits proxy materials to the beneficial owner, no voting direction is given by the beneficial owner, the broker may vote the shares in the broker's own discretion, if permitted to do so by the exchange or other organization of which the broker is a member. Brokers may not vote in the
                                                                 ---
their own discretion with respect to the proposal to approve the Plan. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. A broker non-vote, with respect to a proposal for which the broker has no discretionary voting authority, does not count as a vote in favor of or against that particular proposal. Based on the same reasoning that applies to abstentions as discussed above, broker non-votes will effectively function as votes against the Plan but will not affect the outcome of any other proposal properly brought before the meeting.

SOLICITATION  OF  PROXIES

     Proxies are being solicited by our board of directors, and Cherokee will pay the cost of the proxy solicitation. In addition, our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone or fax. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                             DESCRIPTION OF THE PLAN

THE  REORGANIZATION

     PARTIES  TO  THE  MERGER.

     Cherokee  Banking Company  Cherokee was incorporated in Georgia in October,
     -------------------------
1998 and became a bank holding company by acquiring all of the common stock of Cherokee Bank, a national bank headquartered in Canton, Cherokee County, Georgia. The Bank opened for business in the third quarter of 1999. As of June 30, 2005, Cherokee had $164,843,315 in consolidated assets, $140,840,070 in deposits and $14,294,064 in shareholders' equity.

     Cherokee  Interim  Corporation.  Interim  is  a  newly  formed  Georgia
     ------------------------------
corporation, organized solely for the purpose of facilitating the Reorganization, and is a wholly-owned subsidiary of Cherokee. Interim will merge with and into Cherokee and will cease to exist after the Reorganization. Interim has no significant assets, liabilities or shareholders' equity, and has conducted no business activities other than those incidental to its formation, the execution of the merger agreement and assistance in preparing various Securities and Exchange Commission filings related to the Reorganization. The principal executive offices of Interim are located at 1275 Riverstone Parkway, Canton, Georgia 30114.

     STRUCTURE OF THE REORGANIZATION. The Plan provides for the merger of Interim with and into Cherokee, with Cherokee surviving the merger. Interim is a new Georgia corporation formed solely to effect the Reorganization. In the Reorganization, shareholders owning fewer than 1,100 shares of Cherokee common stock will receive $17.75 in cash for each share that they own on the effective date of the Reorganization. All outstanding shares of Interim will be cancelled in the Reorganization. All other shares will remain outstanding and be unaffected by the Reorganization. The directors and executive officers of Cherokee after the Reorganization will be the same as the directors and executive officers of Cherokee immediately prior to the Reorganization.

     EFFECT ON SHAREHOLDERS. A shareholder who owns fewer than 1,100 shares of Cherokee common stock "of record" will receive $17.75 per share in cash in the Reorganization, while a record holder of 1,100 or more shares will be unaffected. A shareholder "of record" is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds four separate certificates individually, as a joint tenant with someone else, as trustee and in an IRA, those certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. As a result, a single shareholder with 1,100 or more shares held in various accounts could receive cash in the Reorganization for all of his or her shares if those accounts individually hold fewer than 1,100 shares. To avoid this, the shareholder could either consolidate his or her ownership into a single form of ownership representing 1,100 or more shares, or acquire additional shares in the market prior to the effective date of the Reorganization. Shares represented by multiple certificates which are held in a single record holder's name will be aggregated in determining the total number of shares held by the particular record holder. In determining the aggregate number of shares held by a particular record holder we will include all shares subject to options held by the record holder.

     Additionally, shares held by a broker in "street name" on a shareholder's behalf are held of record by the broker. Because SEC rules require that we count "record holders" for purposes of determining our reporting obligations, our Plan is based on the number of shares held of record without regard to the ultimate control or beneficial ownership of the shares. As a result, shareholders that hold shares through a broker who holds an aggregate of 1,100 or more shares will not be entitled to receive cash for their shares regardless of the number of shares beneficially owned by the individual shareholders. Any shareholder who holds fewer than 1,100 shares in street name who would like to ensure that he or she will receive cash may transfer his or her shares out of street name to his or her individual name.

     EFFECT ON OUTSTANDING STOCK OPTIONS AND WARRANTS. The holders of outstanding stock options and warrants issued by Cherokee will continue to hold those securities. The terms of the options and warrants will not be affected by the Reorganization.

     LEGAL EFFECTIVENESS. The Reorganization will be effective upon filing of the articles or certificate of merger with the Georgia Secretary of State. As soon as practicable after shareholder approval of the Plan, we will file articles or a certificate of merger with the Georgia Secretary of State and will send a Letter of Transmittal to all record holders of Cherokee common stock who are entitled to receive cash in the Reorganization. We anticipate that this will occur in the fourth quarter of 2005.

     On the effective date of the Reorganization, each shareholder who owns fewer than 1,100 shares of record immediately prior to the Reorganization will not have any rights as a Cherokee shareholder and will have only the right to receive cash as provided under the Plan.

     EXCHANGE OF STOCK CERTIFICATES FOR CASH. The Letter of Transmittal will provide the means by which shareholders will surrender their Cherokee stock certificates and obtain the cash to which they are entitled. If certificates evidencing Cherokee common stock have been lost or destroyed, Cherokee may, in its full discretion, accept a duly executed affidavit and indemnity agreement of loss or destruction in a form satisfactory to Cherokee in lieu of the lost or destroyed certificate. If a certificate is lost or destroyed, the shareholder will be required to submit, in addition to other documents, a bond or other security, satisfactory to the board, indemnifying Cherokee and all other persons against any losses incurred as a consequence of the issuance of a new stock certificate. Shareholders whose certificates have been lost or destroyed should contact Cherokee. Additional instructions regarding lost or destroyed stock certificates will be included in the Letter of Transmittal that will be sent to shareholders after the Reorganization becomes effective.

     Except as described above with respect to lost stock certificates, there will be no service charges or costs payable by shareholders in connection with the exchange of their certificates for cash in the Reorganization. Cherokee will bear these costs.

     THE LETTER OF TRANSMITTAL WILL BE SENT TO SHAREHOLDERS PROMPTLY AFTER THE EFFECTIVE DATE OF THE REORGANIZATION. DO NOT SEND IN YOUR STOCK CERTIFICATE(S) UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL. ASSUMING YOU SUBMIT YOUR STOCK CERTIFICATE(S) PROMPTLY THEREAFTER, WE EXPECT THAT YOU WILL RECEIVE YOUR CASH PAYMENT WITHIN APPROXIMATELY FOUR WEEKS AFTER THE EFFECTIVE DATE OF THE REORGANIZATION.

     CONDITIONS AND REGULATORY APPROVALS. Aside from shareholder approval of the Plan, the Reorganization is not subject to any conditions or regulatory approvals.

     TERMINATION OF SECURITIES EXCHANGE ACT REGISTRATION. Cherokee's common stock is currently registered under the Securities Exchange Act. We will be permitted to terminate our registration once we can certify that Cherokee has fewer than 300 shareholders of record. Upon the completion of the Reorganization, Cherokee will have approximately 177 shareholders of record. We intend to apply for termination of the registration of Cherokee's common stock under the Securities Exchange Act as promptly as possible after the effective date of the Reorganization.

     Termination of registration under the Securities Exchange Act will substantially reduce the information required to be furnished by Cherokee to its shareholders and to the SEC and would make some of the provisions of the Securities Exchange Act, such as the short-swing profit provisions of Section 16, the requirement of furnishing a proxy or information statement in connection with shareholder meetings under Section 14(a) and required compliance with the Sarbanes-Oxley Act, no longer applicable to Cherokee. Furthermore, Cherokee's affiliates may be deprived of the ability to dispose of their Cherokee common stock under Rule 144 promulgated under the Securities Act of 1933.

     We estimate that termination of the registration of Cherokee common stock under the Securities Exchange Act will save Cherokee over $140,000 per year in legal, accounting, printing, management time and other expenses per year. See "Special Factors-Effects of the Reorganization on Cherokee" on page 13.

SOURCE  OF  FUNDS  AND  EXPENSES

     We estimate that approximately $2.4 million will be required to pay for the shares of Cherokee common stock exchanged for cash in the Reorganization. Additionally, Cherokee will pay all of the expenses related to the Reorganization. We estimate that these expenses will be as follows:

                    SEC filing fees             $ 1,000
                    Legal fees                   50,000
                    Accounting fees              10,000
                    Financial advisory fees      12,500
                    Printing and mailing costs    3,000
                    Miscellaneous                 3,500
                                                -------
                            Total               $80,000
                                                =======

     Cherokee intends to finance the cash amount to be paid to shareholders and the expenses related to the Reorganization with the proceeds from an offering of up to $3.0 million in trust preferred securities. See "-Background of the Reorganization" beginning on page 8 for the discussion of financing alternatives considered. Since we do not expect to have any debt issuance costs associated with the trust preferred securities, we expect the net proceeds from their issuance will be approximately $3.0 million. The offering of trust preferred securities is expected to be completed and the net proceeds from the offering to be available to Cherokee by October 31, 2005. Accordingly, we anticipate we will have funds available at the effective time of the Reorganization to pay shareholders entitled to receive cash for their shares of Cherokee common stock.

     The trust preferred securities will be issued through a private offering by a wholly-owned statutory trust subsidiary of Cherokee in a transaction that will not be registered under the Securities Act of 1933 in reliance on one or more exemptions from the registration requirements of the Securities Act. Currently, we are interviewing various investment banking firms to act as a placement agent in connection with the issuance of the trust preferred securities. We anticipate that the trust preferred securities:

     -    will  have  a  term  of  30  years;

     - will be redeemable by Cherokee at any time after five years from the issuance date, subject to Federal Reserve approval if required;

     - will be redeemable by Cherokee upon the occurrence of various changes in laws or regulation that affect the capital, tax or regulatory treatment of the trust preferred securities, subject to Federal Reserve approval if required;

     - will pay cumulative quarterly preferred distributions at a floating rate equal to the three-month LIBOR plus approximately 175 basis points (subject to change with market conditions);

     - may be subject to the deferral of distribution for a period of up to five years without resulting in a default; and

     -    will  be  issued  at  face  value.

     Although subordinated to any senior debt obligations of Cherokee, including other subordinated debt of the Company, the trust preferred securities (as unsecured debt) will have a preferential right to distributions ahead of holders of common stock. Accordingly, in the event of liquidation of Cherokee, holders of trust preferred securities would receive any liquidating distributions before holders of Cherokee common stock. Additionally, Cherokee will not be able to
(1) make payments of principal and interest in connection with the trust preferred securities if Cherokee is in default with respect to any senior debt obligations, or (2) pay dividends to holders of its common stock if Cherokee is in default as to any payment obligations to holders of the trust preferred securities or at any time that the trust preferred securities are subject to a deferral of dividends payable. The trust preferred securities will not be convertible, nor will they be subject to any sinking fund.

     The issuance of the trust preferred securities is not expected to limit our ability to incur any additional indebtedness, including indebtedness that will rank superior in priority of payment to the trust preferred securities.

Additionally, we expect there to be no requirement that Cherokee maintain any specific financial related ratio in connection with the issuance of the trust preferred securities.

     Cherokee anticipates that up to approximately $3.0 million of the trust preferred securities will qualify for Tier 1 capital treatment for bank regulatory purposes. Cherokee can give no assurance that the trust preferred securities offering will be successful. We do not have any alternative financing plans currently in place in the event that the trust preferred securities offering is not successful.

DISSENTERS'  RIGHTS

     Pursuant to the provisions of the Georgia Business Corporation Code, Cherokee's shareholders have the right to dissent from the Plan and to receive the fair value of their shares in cash. Holders of Cherokee common stock who fulfill the requirements described below will be entitled to assert dissenters' rights. Shareholders considering initiation of a dissenters' proceeding should review this section in its entirety. A dissenters' proceeding may involve litigation.

     PRELIMINARY PROCEDURAL STEPS. Pursuant to the provisions of Article 13 of the Georgia Business Corporation Code, if the Plan is consummated, you must:

     - give to Cherokee, prior to the vote at the special meeting with respect to the approval of the Plan, written notice of your intent to demand payment for your shares of Cherokee common stock (hereinafter referred to as "shares");

     -    not  vote  in  favor  of  the  Plan;  and

     - comply with the statutory requirements summarized below. If you perfect your dissenters' rights, you will receive the fair value of your shares as of the effective date of the Reorganization.

     You may assert dissenters' rights as to fewer than all of the shares registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify Cherokee in writing of the name and address of each person on whose behalf you are asserting dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder's other shares were registered in the names of different shareholders.

     WRITTEN DISSENT DEMAND. Voting against the Plan will not satisfy the written demand requirement. In addition to not voting in favor of the Plan, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice of your intent to demand payment for your shares if the Reorganization is effected. Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of the Plan and will not be entitled to assert dissenters' rights.

     Any written objection to the Plan satisfying the requirements discussed above should be addressed to Cherokee Banking Company, 1275 Riverstone Parkway, Canton, Georgia 30114, Attn: Corporate Secretary.

     If the shareholders of Cherokee approve the Plan at the special meeting, Cherokee must deliver a written dissenters' notice (the "Dissenters' Notice") to all of its shareholders who satisfy the foregoing requirements. The Dissenters' Notice must be sent within ten (10) days after the effective date of the Reorganization and must:

     - state where dissenting shareholders should send the demand for payment and where and when dissenting shareholders should deposit certificates for the shares;

     - inform holders of uncertificated shares to what extent transfer of these shares will be restricted after the demand for payment is received;

     -    set  a  date  by  which  Cherokee  must receive the demand for payment
          (which date may not be fewer than 30 nor more than 60 days after the Dissenters' Notice is delivered); and

     - be accompanied by a copy of Article 13 of the Georgia Business Corporation Code.

     A record shareholder who receives the Dissenters' Notice must demand payment and deposit his or her certificates with Cherokee in accordance with the Dissenters' Notice. Dissenting shareholders will retain all of the rights of a shareholder until those rights are cancelled or modified by the consummation of the Reorganization. A record shareholder who does not demand payment or deposit his or her share certificates as required, each by the date set in the Dissenters' Notice, is not entitled to payment for his or her shares under
Article  13  of  the  Georgia  Business  Corporation  Code.

     Except as described below, Cherokee must, within ten (10) days of the later of the effective date of the Reorganization or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount Cherokee estimates to be the fair value of the shares, plus accrued interest from the effective date of the Reorganization. Cherokee's offer of payment must be accompanied by:

     -    recent  financial  statements  of  Cherokee;

     -    Cherokee's  estimate  of  the  fair  value  of  the  shares;

     -    an  explanation  of  how  the  interest  was  calculated;

     - a statement of the dissenter's right to demand payment under Section 14-2-1327 of the Georgia Business Corporation Code; and

     -    a  copy  of  Article  13  of  the  Georgia  Business Corporation Code.

     If the dissenting shareholder accepts Cherokee's offer by written notice to Cherokee within 30 days after Cherokee's offer, Cherokee must pay for the shares within 60 days after the later of the making of the offer or the effective date of the Reorganization.

     If the Reorganization is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, Cherokee must return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. Cherokee must send a new Dissenters' Notice if the Reorganization is consummated after the return of certificates and repeat the payment demand procedure described above.

     Section 14-2-1327 of the Georgia Business Corporation Code provides that a dissenting shareholder may notify Cherokee in writing of his or her own estimate of the fair value of such holder's shares and the interest due, and may demand payment of such holder's estimate, if:

     - He or she believes that the amount offered by Cherokee is less than the fair value of his or her shares or that Cherokee has calculated incorrectly the interest due; or

     - Cherokee, having failed to consummate the Reorganization, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     A  dissenting  shareholder  waives his or her right to demand payment under
Section 14-2-1327 unless he or she notifies Cherokee of his or her demand in writing within 30 days after Cherokee makes or offers payment for the dissenting shareholder's shares. If Cherokee does not offer payment within ten (10) days of the later of the Reorganization's effective date or receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany Cherokee's payment offer, and Cherokee must provide such information within ten (10) days after receipt of the written demand. The shareholder may notify Cherokee of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate.

     LITIGATION. If a demand for payment under Section 14-2-1327 remains unsettled, Cherokee must commence a nonjury equity valuation proceeding in the Superior Court of Cherokee County, Georgia, within 60 days after receiving the payment demand and must petition the court to determine the fair value of the shares and accrued interest. If Cherokee does not commence the proceeding within those 60 days, the Georgia Business Corporation Code requires Cherokee to pay each dissenting shareholder whose demand remains unsettled the amount demanded.

Cherokee is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them. The court may appoint appraisers to receive evidence and to recommend a decision on fair value. Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder's shares plus interest to the date of judgment.

     The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against Cherokee, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under
Section 14-2-1327. The court also may assess the fees and expenses of attorneys and experts for the respective parties against Cherokee if the court finds Cherokee did not substantially comply with the requirements of specified provisions of Article 13 of the Georgia Business Corporation Code, or against either Cherokee or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Business Corporation Code.

     If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against Cherokee, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited. No action by any dissenting shareholder to enforce dissenters' rights may be brought more than three years after the effective date of the Reorganization, regardless of whether notice of the Plan and of the right to dissent were given by Cherokee in compliance with the Dissenters' Notice and payment offer requirements.

     This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Business Corporation Code, included as Appendix B to this proxy statement. If you intend
                               ----------
to dissent from approval of the Plan, you should review carefully the text of Appendix B and should also consult with your attorney. We will not give you any
-----------
further notice of the events giving rise to dissenters' rights or any steps associated with perfecting dissenters' rights, except as indicated above or otherwise required by law.

     We have not made any provision to grant you access to any of the corporate files of Cherokee, except as may be required by the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at the expense of Cherokee.

     Any dissenting shareholder who perfects his or her right to be paid the "fair value" of his or her shares will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes. See "Special Factors-Federal Income Tax Consequences of the Reorganization" on page 16.

                  INFORMATION ABOUT CHEROKEE AND ITS AFFILIATES

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The board of directors consists of 10 members and is divided into three classes, which are as nearly equal in number as possible. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The following table sets forth for each director: (a) his or her name; (b) his or her age at December 31, 2004; (c) how long he or she has been a director of the Company; (d) his or her position(s) with the Company; and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years. Each of the directors listed below is also a director of Cherokee Bank. The address of each director and executive officer listed below is 1275 Riverstone Parkway, Canton, Georgia 30114, and the telephone number of each is (770) 479-3400.

     Dennis W. Burnette and A. R. (Rick) Roberts, III are the executive officers of the Company and the Bank. Mr. Burnette has served as the President and Chief Executive Officer of the Company and the Bank since 1999. Mr. Roberts has served as the Secretary of the Company and Senior Vice President and Chief Financial Officer of the Bank since 1999. John S. Moreau is an executive officer of the Bank.

DIRECTORS

                                DIRECTOR               POSITION WITH THE COMPANY
NAME (AGE)                       SINCE                  AND BUSINESS EXPERIENCE
----------                      --------         --------------------------------------
CLASS I DIRECTORS
(TERM EXPIRES 2006)
Dennis W. Burnette (58)           1998    -  President and Chief Executive Officer, Cherokee
                                             Banking Company and Cherokee Bank.

William L. Early, MD (51)         1998    -  Physician;
                                          -  Founder, President and Managing Partner, Etowah
                                             Regional Medical Services, Inc.

Albert L. Evans, Jr., PhD (58)    1998    -  Science Division Chairperson and Chemistry
                                             Teacher, Etowah High School.

CLASS II DIRECTORS
(TERM EXPIRES 2007)
J. Calvin Hill, Jr. (57)          1998    -  President, Gila Distributing-GA, Inc.;
                                          -  President, Gila Properties, Inc.;
                                          -  State House Representative (District 16).

Roger M. Johnson (62)             1998    -  Partner, Bray & Johnson (Attorneys at Law);
                                          -  Partner-Johnson-Kent, LLC (a real estate
                                             investment and management company);
                                          -  President and Owner-North Street Properties, Inc.

J. David Keller (57)              1998    -  Partner-Denney-Keller Investments, LLC (a real
                                             estate investment and management company);
                                          -  Former President-Full Line Distributors, Inc. (a
                                             sportswear distribution company).


                                       44

                                DIRECTOR               POSITION WITH THE COMPANY
NAME (AGE)                       SINCE                  AND BUSINESS EXPERIENCE
----------                      --------         --------------------------------------
CLASS III DIRECTORS
(TERM EXPIRES 2008)
Wanda P. Roach (56)               1998    -  Real Estate Agent, Century 21-Max Stancil Realty;
                                          -  Board Member-City of Canton Downtown
                                             Development Authority Board.

A. R. (Rick) Roberts, III (51)    1998    -  Secretary, Cherokee Banking Company;
                                          -  Chief Financial Officer and Chief Operations
                                             Officer, Cherokee Bank;
                                          -  Mayor, Ball Ground;
                                          -  Board Member, Development Authority, Cherokee
                                             County.

Donald F. Stevens (61)            1998    -  Chairman of the Board-Cherokee Banking
                                             Company and Cherokee Bank;
                                          -  Chairman-Cherokee County Water & Sewer
                                             Authority;
                                          -  Member-Cherokee County Airport Authority;
                                          -  Retired Captain, Delta Air Lines, Inc.

Edwin I. Swords, III (45)         1998    -  Dentist, Swords and Phelps.

OTHER AFFILIATE PERSONS

                                DIRECTOR                POSITION WITH THE BANK
NAME (AGE)                       SINCE                  AND BUSINESS EXPERIENCE
----------                      --------         --------------------------------------
John S. Moreau (35)               2001    -  Director, Senior Vice President and Chief Lending
                                             Officer of Cherokee Bank.
                                          -  Prior to 2001, Regional Lender with The Banker's
                                             Bank.

     During the past five years, none of the above directors or executive officers have been convicted in a criminal proceeding or have been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining him or her from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

STOCK OWNERSHIP BY AFFILIATES

     The following table sets forth the number and the percentage ownership of shares of Cherokee common stock beneficially owned by each director, executive officer, and 5% shareholder of Cherokee and by all directors and executive officers as a group as of September 20, 2005.

     The table also sets forth the number and approximate percentage of shares of Cherokee common stock that the persons named in the table would beneficially own after the effective date of the Reorganization on a pro forma basis, assuming 136,746 shares are cashed out in the Reorganization and there are no changes in the named person's ownership between September 20, 2005 and the effective date of the Reorganization.

     Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power" which includes the power to dispose or to direct the disposition of such security. The number of shares beneficially owned also includes any shares the person has the right to acquire within the next 60 days (in this case, pursuant to the exercise of options). Unless otherwise indicated, each person is the record owner of and has sole voting and investment power over his or her shares.

                                                              Percent Beneficial Ownership
                                                             --------------------------------
                                       Amount and Nature of    Before the        After the
              Name                     Beneficial Ownership  Reorganization   Reorganization
-------------------------------------  --------------------  ---------------  ---------------
Dennis W. Burnette (1)                               72,726             5.6%             6.3%
William L. Early (2)                                 91,000             7.2%             8.0%
Albert L. Evans, Jr. (3)                             64,050             5.0%             5.7%
J. Calvin Hill, Jr. (4)                              33,400             2.7%             3.0%
Roger M. Johnson (5)                                 32,299             2.6%             2.9%
J. David Keller (6)                                  25,550             2.0%             2.3%
John S. Moreau (7)                                    8,970             0.7%             0.8%
Wanda P. Roach (8)                                   26,047             2.1%             2.3%
A. R. (Rick) Roberts, III (9)                        84,519             6.6%             7.4%
Donald F. Stevens (10)                               62,144             4.9%             5.5%
Edwin I. Swords, III (11)                            71,844             5.7%             6.3%
                                       --------------------

All directors and executive officers
as a group (11 persons)                             572,549            38.4%            42.2%
                                       ====================  ===============  ===============

-----------------------------------
* Mr. Burnette and Mr. Roberts are executive officers of Cherokee and the Bank. Mr. Moreau is an executive officer of the Bank.

(1) Includes 1,210 shares owned jointly with spouse, 2,010 shares held in spouse's IRA; 53,134 shares subject to exercisable options and warrants.

(2) Includes 32,000 shares owned jointly with spouse, 11,000 shares owned by Etowah Regional Medical Services, PC 401(k) Plan of which Dr. Early is a trustee and beneficiary; 15,000 shares owned by Etowah Regional Medical Services, Inc. of which Dr. Early is President; 27,500 shares subject to exercisable warrants.

(3) Includes 7,500 shares owned by spouse; 27,500 shares subject to exercisable warrants.

(4) Includes 13,200 shares owned jointly with spouse, 7,000 shares owned by GILA Distribution, Inc. of which Mr. Hill is President; 13,200 shares subject to exercisable warrants.

(5)  Includes  13,750  shares  subject  to  exercisable  warrants.

(6) Includes 700 shares held in spouse's IRA; 11,000 shares subject to exercisable warrants.

(7) Includes 2,700 shares owned jointly with spouse; 5,500 shares subject to exercisable options.

(8)  Includes 11,000 shares subject to exercisable warrants.

(9) Includes 8,000 shares owned jointly with spouse; 7,199 shares held in spouse's IRA; 2,770 shares held as custodian for his children; 110 shares owned by spouse; 12,000 shares owned by a marital trust of which Mr. Roberts is co-trustee; 32,065 shares subject to exercisable options and warrants.

(10) Includes 16,500 shares held by the Donald F. Stevens Trust of which Mr. Stevens is a trustee and beneficiary; 3,572 shares owned by spouse; 27,500 shares subject to exercisable warrants.

(11) Includes 8,200 shares held by Swords and Swords, DDS, PC, Profit Sharing Plan of which Dr. Swords is a trustee and beneficiary; 5,752 shares owned jointly with spouse; 2,572 shares held as custodian for his children, 27,500 shares subject to exercisable warrants.

RECENT AFFILIATE TRANSACTIONS IN CHEROKEE STOCK

     The following table shows all direct and indirect purchases of Cherokee common stock by Cherokee's executive officers, directors and affiliates during the past two years. No executive officer, director or affiliate has sold any shares of Cherokee common stock during the past two years.

NAME                   DATE    NO. OF SHARES  PRICE PER SHARE   HOW/WHERE PURCHASED
--------------------  -------  -------------  ----------------  ----------------------------------
Edwin I. Swords, III  1/21/05            500       $16.52       Over-the-counter bulletin board
Edwin I. Swords, III   4/6/04          2,000       $15.00       Over-the-counter bulletin board
Edwin I. Swords, III  3/23/04         11,072       $14.00       Intrastate offering by the Company
Dennis W. Burnette    3/23/04          2,432       $14.00       Intrastate offering by the Company
William L. Early      3/23/04         25,000       $14.00       Intrastate offering by the Company
J. David Keller       3/23/04          3,550       $14.00       Intrastate offering by the Company
J. Calvin Hill, Jr.   3/23/04          5,000       $14.00       Intrastate offering by the Company
Donald F. Stevens     3/23/04          7,144       $14.00       Intrastate offering by the Company
A.R. (Rick) Roberts   3/23/04         18,189       $14.00       Intrastate offering by the Company
Albert L. Evans, Jr.  3/23/04          9,050       $14.00       Intrastate offering by the Company
Roger M. Johnson      3/23/04          4,513       $14.00       Intrastate offering by the Company
Wanda P. Roach        3/23/04          3,800       $14.00       Intrastate offering by the Company
John S. Moreau        3/23/04          2,700       $14.00       Intrastate offering by the Company

STOCK  PURCHASES  BY  CHEROKEE

     During the past two years, Cherokee has not repurchased any shares of its common stock.

MARKET  FOR  COMMON  STOCK  AND  DIVIDENDS

     Although our stock is traded on the Nasdaq over-the-counter bulletin board, there is only a limited trading market for our stock, and we do not expect that an active market for Cherokee common stock will develop after the Reorganization. We will not take any steps to cause the shares of Cherokee common stock to become eligible for trading on an exchange or automated quotation system after the Reorganization, and Cherokee will not be required to file reports under the Securities Exchange Act. After the Reorganization, our common stock will not be eligible to be traded on the Nasdaq over-the-counter bulletin board. We anticipate, however, that various local brokers will continue to quote our common stock on the "Pink Sheets," which is a stock quotation service that provides daily quotes for over-the-counter securities that are not traded on Nasdaq.

     The following table shows the quarterly high and low closing prices for Cherokee common stock for the periods indicated as reported on the Nasdaq over-the-counter bulletin board. The prices reflect inter-dealer prices without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions.

              QUARTER                             HIGH      LOW
              -------                           --------  ---------

                 2005
                 ----
                     Third (through 9/20/05)    $  17.85  $  15.50
                     Second. . . . . . . . . .  $  16.75  $  14.85
                     First . . . . . . . . . .  $  17.00  $  15.20

                 2004
                 ----
                     Fourth. . . . . . . . . .  $  16.00  $  14.75
                     Third . . . . . . . . . .  $  15.50  $  14.75
                     Second. . . . . . . . . .  $  15.50  $  14.30
                     First . . . . . . . . . .  $  19.00  $  14.00

                 2003
                 ----
                     Fourth. . . . . . . . . .  $  21.00  $  16.36
                     Third . . . . . . . . . .  $  23.00  $  16.00
                     Second. . . . . . . . . .  $  16.00  $  15.00
                     First . . . . . . . . . .  $  15.25  $  13.00

     Since its organization in 1999, Cherokee has not declared or paid any cash dividends and we have no current plans to initiate payment of cash dividends. Our ability to pay cash dividends and other distributions is influenced, and in the future could be further influenced, by bank regulatory policies or agreements and by capital guidelines. Accordingly, the actual amount and timing of future dividends and other distributions, if any, will depend upon, among other things, future earnings, the financial condition of Cherokee and the Bank, the amount of cash on hand at the holding company level, outstanding debt obligations and limitations on the payment of dividends under any debt obligations, and the requirements imposed by regulatory authorities.

DESCRIPTION  OF  CAPITAL  STOCK

     Pursuant to the Plan, the articles of incorporation of Cherokee will be the articles of incorporation of the surviving corporation. The surviving corporation's authorized capital will consist of 10,000,000 shares of voting common stock, no par value, and 2,000,000 shares of preferred stock.

     As  of  the  record  date,  1,242,515  shares of Cherokee common stock were issued and outstanding and were held of record by approximately 657 shareholders. We estimate that the number of shares of Cherokee common stock outstanding after the Reorganization will be approximately 177. The exact change in the number of outstanding shares will depend on the number of shares that shareholders exchange for cash. As of the record date, no shares of Cherokee preferred stock were issued or outstanding.

     The rights of Cherokee shareholders are governed by the Georgia Business Corporation Code and Cherokee's articles of incorporation and bylaws. Cherokee's articles of incorporation provide specific approval requirements for certain business combinations and reorganizations. These requirements provide that if two-thirds (2/3) of the directors approve a specified transaction, then the transaction requires approval by the holders of a majority of the outstanding shares entitled to vote on the transaction. If a majority but less than two-thirds (2/3) of the directors approve a specified transaction, then the transaction requires approval by the holders of two-thirds (2/3) of the outstanding shares entitled to vote on the transaction.

     All holders of Cherokee common stock are entitled to share equally in dividends from funds legally available therefor when, as, and if declared by the board of directors, and upon liquidation or dissolution of Cherokee, whether voluntary or involuntary, to share equally in all assets of Cherokee available for distribution to the shareholders. Cherokee may pay dividends in cash, property or shares of common stock, unless Cherokee is insolvent or the dividend payment would render it insolvent. Each holder of our common stock is entitled to one vote for each share on all matters submitted to the shareholders. Holders of our common stock do not have any preemptive right to acquire authorized but unissued capital stock of Cherokee. There is no cumulative voting, redemption right, sinking fund provision, or right of conversion in existence with respect to our common stock. All outstanding shares of our common stock are fully paid and non-assessable. Generally, we may issue additional shares of Cherokee common stock without regulatory or shareholder approval, and common stock may be issued for cash or other property.

     Cherokee's bylaws contain certain indemnification provisions that provide that directors, officers, employees and agents of Cherokee (collectively, the "insiders") will be indemnified against reasonable expenses that they incur in connection with the proceeding if they are successful on the merits of a claim or proceeding. In addition, the bylaws provide that Cherokee will advance to its insiders reasonable expenses of any claim or proceeding so long as the insider furnishes Cherokee with (1) a written affirmation of his or her good-faith belief that he or she has met the applicable standard of conduct and
(2) a written statement that he or she will repay any advances if it is ultimately determined that he or she is not entitled to indemnification.

     When an insider is not successful on the merits of a claim or proceeding, or a case or dispute is settled or otherwise not ultimately determined on its merits, the indemnification provisions provide that Cherokee will indemnify insiders when they meet the applicable standard of conduct. The applicable standard of conduct is met if the insider acted in a manner he or she in good faith believed to be in or not opposed to Cherokee's best interests and, in the case of a criminal action or proceeding, if the insider had no reasonable cause to believe his or her conduct was unlawful. Cherokee's board of directors, a committee thereof, its shareholders, or its independent legal counsel determines whether the insider has met the applicable standard of conduct in each specific case.

     Cherokee may not indemnify an insider for liability arising out of the following:

     - a breach of duty involving appropriation of a business opportunity of Cherokee;

     - an act or omission not in good faith or involving intentional misconduct or a knowing violation of law;

     - a transaction from which the director derives an improper material tangible personal benefit; or

     - any payment of a dividend or approval of a stock repurchase that is illegal under the Georgia Business Corporation Code.

     The indemnification provisions of the bylaws specifically provide that Cherokee may purchase and maintain insurance on behalf of any director, officer, employee or agent of the Company against any liability asserted against and incurred by him or her in such capacity, whether or not Cherokee would have had the power to indemnify against such liability.

     Cherokee is not aware of any pending or threatened action, suit or proceeding involving any of its insiders for which indemnification from Cherokee may be sought.

     Cherokee's articles of incorporation limit the liability of a director to Cherokee or its shareholders for any breach of duty as a director except for a breach of duty for which the Georgia Business Corporation Code prohibits such limitation of liability. This provision does not limit the right of Cherokee or its shareholders to seek injunctive or other equitable relief not involving monetary damages.

OTHER  MATTERS

     The board of directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than approval of the plan of reorganization should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. This discretionary authority will be utilized in compliance with Rule 14a-4 of the Securities Exchange Act. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

                 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

     The following historical financial data is derived from, and qualified by reference to, Cherokee's Consolidated Financial Statements and the Notes thereto included in its Annual Report to Shareholders for the year ended December 31, 2004. You should read the selected financial data set forth below in conjunction with the foregoing financial statements and notes and in the context of "Management Discussion and Analysis of Financial Condition and Results of
Operations"  included  in  the  annual  report  listed  above.

                                        -----------------------------------
                                          For the year ended December 31,
                                        -----------------------------------
                                              2004              2003
                                        ----------------  -----------------
Net interest income                     $     4,622,350          3,440,641
Provision for loan losses                       284,949            194,076
Noninterest income                            1,017,246            865,593
Noninterest expense                           4,558,682          3,457,993
Income taxes                                    237,070            198,916
Net earnings                            $       558,895            455,249

PER COMMON SHARE
Basic earnings per share                $          0.48               0.56
Diluted earnings per share                         0.44               0.50
Cash dividends declared                              --                 --
Book value                              $         11.28               9.41

AT YEAR END
Loans, net                              $    83,939,597         56,782,597
Earning assets                              134,988,121        106,455,745
Assets                                      147,509,358        117,943,914
Deposits                                    115,294,148         94,635,613
Shareholders' equity                    $    14,013,194          7,644,191
Common shares outstanding                     1,242,515            812,515

AVERAGE BALANCES
Loans                                   $    72,086,944         49,699,865
Earning assets                              123,561,974         96,480,304
Assets                                      134,738,619        105,710,204
Deposits                                    110,280,329         87,821,829
Shareholders' equity                    $    13,637,546          7,381,674
Weighted average shares outstanding           1,166,811            812,515

KEY PERFORMANCE RATIOS
Return on average assets                           0.41%              0.43%
Return on average shareholders' equity             4.10%              6.17%
Net interest margin                                3.74%              3.57%
Dividend payout ratio                                --                 --
Average equity to average assets                  10.12%              6.98%

                                               --------------------------------------
                                                  For the six months ended June 30,
                                               --------------------------------------
                                                      2005                2004
                                               ------------------  ------------------
Net interest income                            $       2,660,340           2,226,865
Provision for loan losses                                115,219             259,263
Noninterest income                                       658,815             486,711
Noninterest expense                                    2,456,384           2,276,696
Income taxes                                             242,678              64,401
Net earnings                                   $         504,874             113,216

PER COMMON SHARE
Basic earnings per share                       $            0.41                0.10
Diluted earnings per share                                  0.37                0.10
Cash dividends declared                                       --                  --
Book value                                     $           11.50               10.24

AT JUNE 30,
Loans, net                                     $      92,305,804          72,559,871
Earning assets                                       153,258,204         126,394,931
Assets                                               164,843,315         137,185,424
Deposits                                             140,840,070         115,460,466
Shareholders' equity                                  14,294,064          12,721,426
Common shares outstanding                              1,242,515           1,242,515

AVERAGE BALANCES
Loans                                          $      91,487,116          64,468,150
Earning assets                                       140,695,111         116,545,683
Assets                                               152,593,401         127,651,936
Deposits                                             126,738,487         104,834,562
Shareholders' equity                                  14,034,747          13,338,776
Weighted average shares and share equivalents
outstanding                                            1,242,515           1,090,274

KEY PERFORMANCE RATIOS
Return on average assets                                    0.67%               0.18%
Return on average shareholders' equity                      7.25%               1.71%
Net interest margin                                         3.82%               3.86%
Dividend payout ratio                                        N/A                 N/A
Average equity to average assets                            9.20%              10.45%

                    PRO FORMA CONDENSED FINANCIAL INFORMATION

     On May 18, 2005 the board authorized the engagement of Mauldin and Jenkins to assist in the preparation of the pro forma financial statements related to the Reorganization to be included in the proxy statement. The board selected Mauldin and Jenkins based on its reputation and experience in providing services to financial institutions. Mauldin and Jenkins provides limited internal audit services for Cherokee as well as assists management in the preparation and compilation of quarterly and annual financial reports. The pro forma financial statements were prepared by Mauldin and Jenkins based on management's assumptions and the price to be paid to shareholders to be cashed out in the reorganization as determined by the board of directors. Mauldin and Jenkins acted in the capacity of a management consultant and is not independent. There was no report issued in connection with its services. All data and estimates used in the preparation of the pro forma financial statements were obtained from Cherokee including the price for the stock as determined by the board of directors. Mauldin and Jenkins' fees for preparing the pro forma financial statements were $6,542.

     The following unaudited pro forma consolidated balance sheet as of June 30, 2005 (the "Pro Forma Balance Sheet") and the unaudited pro forma consolidated statement of earnings for the six months ended June 30, 2005 and for the year ended December 31, 2004 (the "Pro Forma Statements of Earnings") show the pro forma effect of the Reorganization. Pro forma adjustments to the Pro Forma Balance Sheet are computed as if the Reorganization occurred at June 30, 2005, while the pro forma adjustments to the Pro Forma Statements of Earnings are computed as if the Reorganization were consummated on January 1, 2004, the earliest period presented. The following financial statements do not reflect any anticipated cost savings that may be realized by Cherokee after consummation of the Reorganization.

     The pro forma information does not purport to represent what Cherokee's results of operations actually would have been if the Reorganization had occurred on January 1, 2004.

                                               CHEROKEE BANKING COMPANY

                                           PROFORMA CONDENSED BALANCE SHEET
                                                    JUNE 30, 2005
                                                     (UNAUDITED)


                                                                           PRO FORMA ADJUSTMENTS          PRO FORMA
                        ASSETS                               CHEROKEE        DEBIT       CREDIT           COMBINED
                        ------                             -------------  ------------  ---------       -------------
Cash and due from banks                                    $  4,878,569        492,758             (1)  $  5,371,327
Federal funds sold                                           13,862,000                                   13,862,000
                                                           -------------                                -------------
  Cash and cash equivalents                                  18,740,569                                   19,233,327

Interest-bearing deposits at other financial institutions     1,090,000                                    1,090,000
Investment securities available-for-sale                     42,644,090                                   42,644,090
Restricted equity securities, at cost                         1,077,550                                    1,077,550
Loans, net                                                   92,305,804                                   92,305,804
Premises and equipment, net                                   5,033,011                                    5,033,011
Accrued interest receivable and other assets                  3,952,291                                    3,952,291
                                                           -------------                                -------------

      TOTAL ASSETS                                         $164,843,315                                 $165,336,073
                                                           =============                                =============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

Deposits
  Demand                                                   $ 16,722,005                                 $ 16,722,005
  Money market and NOW accounts                              61,918,281                                   61,918,281
  Savings                                                     9,151,515                                    9,151,515
  Time                                                       27,419,923                                   27,419,923
  Time over $100,000                                         25,628,346                                   25,628,346
                                                           -------------                                -------------
      Total deposits                                        140,840,070                                  140,840,070
Advances from Federal Home Loan Bank                          8,500,000                                    8,500,000
Company guaranteed trust preferred securities                         -                 3,000,000  (2)     3,000,000
Accrued interest payable and other liabilities                1,209,181                                    1,209,181
                                                           -------------                                -------------
      TOTAL LIABILITIES                                     150,549,251                                  153,549,251
                                                           -------------                                -------------

Commitments

Stockholders' equity

  Preferred stock, no par value; 2,000,000 shares
    authorized; no shares issued or outstanding                       -                                            -
  Common stock, no par value; 10,000,000 shares
    authorized 1,242,515 shares issued and outstanding       13,728,330      2,507,242             (1)    11,221,088
  Retained earnings                                           1,219,450                                    1,219,450
  Accumulated other comprehensive loss                         (653,716)                                    (653,716)
                                                           -------------                                -------------
                                                             14,294,064                                   11,786,822
                                                           -------------                                -------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $164,843,315                                 $165,336,073
                                                           =============                                =============

SEE NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS.
(1) REPRESENTS: (A) THE RECEIPT OF $3,000,000 IN ESTIMATED PROCEEDS FROM THE ISSUANCE OF TRUST PREFERRED SECURITIES; (B) THE USE OF $2,427,242 TO PURCHASE 136,746 SHARES AT $17.75 PER SHARE; AND (C) THE USE OF $80,000 TO PAY EXPENSES RELATED TO THE REORGANIZATION.
(2) REPRESENTS THE ISSUANCE OF $3,000,000 OF TRUST PREFERRED SECURITIES TO BE USED TO FINANCE THE REORGANIZATION.
(3) REPRESENTS THE PURCHASE OF 136,746 SHARES AT $17.75 PER SHARE AND EXPENSES RELATED TO THE REORGANIZATION OF $80,000.

                                               CHEROKEE BANKING COMPANY

                                       PROFORMA CONDENSED STATEMENT OF EARNINGS
                                             YEAR ENDED DECEMBER 31, 2004
                                                     (UNAUDITED)

                                                                                        PRO FORMA
                                                                                       ADJUSTMENTS          PRO FORMA
                                                                          CHEROKEE    DEBIT   CREDIT        COMBINED
                                                                         ----------  -------  ------       ----------
INTEREST INCOME:
  Interest and fees on loans                                             $4,589,113                        $4,589,113
  Interest and dividends on investment securities                         1,763,432                         1,763,432
  Interest on federal funds sold                                             38,547                            38,547
  Interest on interest-bearing deposits at other financial institutions       6,121                             6,121
                                                                         ----------                        ----------
      TOTAL INTEREST INCOME                                               6,397,213                         6,397,213
                                                                         ----------                        ----------

INTEREST EXPENSE:
  Interest on money market and NOW accounts                                 478,691                           478,691
  Interest on savings and time deposits                                     953,921                           953,921
  Interest on other borrowings                                              342,251  187,500          (1)     529,751
                                                                         ----------                        ----------
      TOTAL INTEREST EXPENSE                                              1,774,863                         1,962,363
                                                                         ----------                        ----------

      NET INTEREST INCOME                                                 4,622,350                         4,434,850
PROVISION FOR LOAN LOSSES                                                   284,949                           284,949
                                                                         ----------                        ----------
      NET INTEREST INCOME AFTER PROVISION
        FOR LOAN LOSSES                                                   4,337,401                         4,149,901
                                                                         ----------                        ----------

OTHER INCOME:
  Service charges on deposit accounts                                       560,314                           560,314
  Mortgage origination fees                                                 233,259                           233,259
  Investment security gains, net                                              4,462                             4,462
  Other income                                                              219,211                           219,211
                                                                         ----------                        ----------
      TOTAL OTHER INCOME                                                  1,017,246                         1,017,246
                                                                         ----------                        ----------

OTHER EXPENSES:
  Salaries and employee benefits                                          2,318,022                         2,318,022
  Occupancy and equipment                                                   498,681                           498,681
  Other operating                                                         1,741,979                         1,741,979
                                                                         ----------                        ----------
      TOTAL OTHER EXPENSES                                                4,558,682                         4,558,682
                                                                         ----------                        ----------

      EARNINGS BEFORE INCOME TAXES                                          795,965                           608,465

INCOME TAX EXPENSE                                                          237,070           71,250  (2)     165,820
                                                                         ----------                        ----------

      NET EARNINGS                                                       $  558,895                        $  442,645
                                                                         ==========                        ==========

EARNINGS PER SHARE
  BASIC:                                                                 $     0.48                        $     0.43
                                                                         ==========                        ==========
  FULLY DILUTED:                                                         $     0.44                        $     0.39
                                                                         ==========                        ==========
WEIGHTED AVERAGE SHARES AND SHARE EQUIVALENTS OUTSTANDING
  BASIC:                                                                  1,166,811                         1,030,065
                                                                         ==========                        ==========
  FULLY DILUTED:                                                          1,273,309                         1,136,563
                                                                         ==========                        ==========

SEE NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS.

(1) REPRESENTS INCOME EFFECT OF INTEREST PAID ON TRUST PREFERRED SECURITIES AT 6.25%.

(2)  REPRESENTS ESTIMATED TAX EFFECT AT 38%.

                                                    CHEROKEE BANKING COMPANY

                                            PROFORMA CONDENSED STATEMENT OF EARNINGS
                                                 SIX MONTHS ENDED JUNE 30, 2005
                                                          (UNAUDITED)


                                                                                       PRO FORMA ADJUSTMENTS         PRO FORMA

                                                                          CHEROKEE       DEBIT       CREDIT          COMBINED
                                                                         -----------  -----------  ----------       -----------
INTEREST INCOME:
  Interest and fees on loans                                             $3,165,930                                 $3,165,930
  Interest and dividends on investment securities                           806,454                                    806,454
  Interest on federal funds sold                                             17,920                                     17,920
  Interest on interest-bearing deposits at other financial institutions      14,913                                     14,913
                                                                         -----------                                -----------
      TOTAL INTEREST INCOME                                               4,005,217                                  4,005,217
                                                                         -----------                                -----------

INTEREST EXPENSE:
  Interest on money market and NOW accounts                                 357,645                                    357,645
  Interest on savings and time deposits                                     787,095                                    787,095
  Interest on other borrowings                                              200,137        92,979              (1)     293,116
                                                                         -----------                                -----------
      TOTAL INTEREST EXPENSE                                              1,344,877                                  1,437,856

      NET INTEREST INCOME                                                 2,660,340                                  2,567,361
PROVISION FOR LOAN LOSSES                                                   115,219                                    115,219
                                                                         -----------                                -----------
      NET INTEREST INCOME AFTER PROVISION
        FOR LOAN LOSSES                                                   2,545,121                                  2,452,142
                                                                         -----------                                -----------

OTHER INCOME:
  Service charges on deposit accounts                                       405,456                                    405,456
  Mortgage origination fees                                                 132,305                                    132,305
  Investment security (losses) gains, net                                   (12,996)                                   (12,996)
  Other income                                                              134,050                                    134,050
                                                                         -----------                                -----------
      TOTAL OTHER INCOME                                                    658,815                                    658,815
                                                                         -----------                                -----------

OTHER EXPENSES:
  Salaries and employee benefits                                          1,252,918                                  1,252,918
  Occupancy and equipment                                                   256,944                                    256,944
  Other operating                                                           946,522                                    946,522
                                                                         -----------                                -----------
      TOTAL OTHER EXPENSES                                                2,456,384                                  2,456,384
                                                                         -----------                                -----------

      EARNINGS BEFORE INCOME TAXES                                          747,552                                    654,573

INCOME TAX EXPENSE                                                          242,678                    35,332  (2)     207,346
                                                                         -----------                                -----------

      NET EARNINGS                                                       $  504,874                                 $  447,227
                                                                         ===========                                ===========

EARNINGS PER SHARE
  BASIC:                                                                 $     0.41                                 $     0.40
                                                                         ===========                                ===========
  FULLY DILUTED:                                                         $     0.37                                 $     0.37
                                                                         ===========                                ===========
WEIGHTED AVERAGE SHARES AND SHARE EQUIVALENTS OUTSTANDING
  BASIC:                                                                  1,242,515                                  1,105,769
  FULLY DILUTED:                                                          1,352,999                                  1,216,253
                                                                         ===========                                ===========

SEE NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS.

(1) REPRESENTS INCOME EFFECT OF INTEREST PAID ON TRUST PREFERRED SECURITIES AT 6.25%.

(2)  Represents estimated tax effect at 38%.

                            CHEROKEE BANKING COMPANY
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                              PRO FORMA ADJUSTMENTS
                                   (UNAUDITED)


(A) The unaudited pro forma consolidated balance sheet as of June 30, 2005 has been prepared based on the historical consolidated balance sheet, which gives effect to the Reorganization as if it had occurred on June 30, 2005. The unaudited pro forma consolidated statements of earnings for the six months ended June 30, 2005 and the year ended December 31, 2004 have been prepared based on the historical consolidated statements of earnings, which give effect to the Reorganization as if it had occurred on January 1, 2005 and 2004, respectively.

(B) In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and results for the periods presented have been included. Adjustments, if any, are normal and recurring in nature.


                       WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the SEC. Copies of these reports and other information may be inspected and copied at the SEC's public reference facility located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, telephone (202) 551-8090. Copies of these reports and other information can also be obtained by mail at prescribed rates from the SEC at the address above, via telephone at 1-800-SEC-0330, or via the SEC's website at www.sec.gov.

     We have filed a Schedule 13E-3 under the Securities Exchange Act in connection with the Reorganization. This Proxy Statement does not contain all the information contained in the Schedule 13E-3 because certain portions have been omitted in accordance with SEC rules and regulations. The Schedule 13E-3 is available at the SEC for inspection and copying as described above.

                                   APPENDIX A
                                   ----------

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan of Reorganization") is made and entered into as of the 30th day of June, 2005, by and between Cherokee Banking Company ("Cherokee"), a bank holding company organized under the laws of the State of Georgia, and Cherokee Interim Corporation ("Interim"), a Georgia corporation.


                                   WITNESSETH
                                   ----------

     WHEREAS, Cherokee and Interim have determined that in order to effect a recapitalization of Cherokee resulting in the suspension of its duties to file reports with the Securities and Exchange Commission, Cherokee should cause Interim to be organized as a Georgia corporation for the sole purpose of merging with and into Cherokee, with Cherokee being the surviving corporation;

     WHEREAS, the authorized capital stock of Cherokee consists of: (a) 10,000,000 shares of common stock ("Cherokee Common Stock"), no par value, of which 1,242,515 shares are issued and outstanding, and (b) 2,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding;

     WHEREAS, the authorized capital stock of Interim consists of 1,000 shares of common stock ("Interim Common Stock"), $0.01 par value, of which 100 shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors of Cherokee and Interim deem it advisable and in the best interests of Cherokee and Interim and their respective shareholders that Interim be merged with and into Cherokee;

     WHEREAS, the respective Boards of Directors of Cherokee and Interim, by resolutions duly adopted, have approved and adopted this Plan of Reorganization and directed that it be submitted to the respective shareholders of Cherokee and Interim for their approval; and

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained, and for the purpose of stating the method, terms and conditions of the merger provided for herein, the mode of carrying the same into effect, the manner and basis of converting and exchanging the shares of Cherokee Common Stock and Interim Common Stock as hereinafter provided, and such other provisions relating to the reorganization and merger as the parties deem necessary or desirable, the parties hereto agree as follows:


                                    SECTION 1
                                 REORGANIZATION
                                 --------------

     Pursuant to the applicable provisions of Georgia law, Interim shall be merged with and into Cherokee (the "Reorganization"). Cherokee shall be the survivor of the merger (the "Surviving Corporation").

                                    SECTION 2
                      EFFECTIVE DATE OF THE REORGANIZATION
                      ------------------------------------

     The merger of Interim with and into Cherokee shall be effective as of the date (the "Effective Date") specified in the certificate of merger relating to the Reorganization that is filed with the Georgia Secretary of State.


                                    SECTION 3
                  LOCATION, ARTICLES AND BYLAWS, AND MANAGEMENT
                  ---------------------------------------------

     On the Effective Date:

     (a) The principal office of the Surviving Corporation shall be located at 1275 Riverstone Parkway, Canton, Georgia, 30114 or such other location where Cherokee is located on the Effective Date of the Reorganization.

     (b) The Articles of Incorporation and Bylaws of the Surviving Corporation shall be the same Articles of Incorporation and Bylaws of Cherokee as are in effect on the Effective Date of the Reorganization.

     (c) The directors and officers of the Surviving Corporation shall be the directors and officers of Cherokee on the Effective Date of the Reorganization. All such directors and officers of the Surviving Corporation shall serve until their respective successors are elected or appointed pursuant to the Bylaws of the Surviving Corporation.


                                    SECTION 4
               EXISTENCE, RIGHTS, DUTIES, ASSETS, AND LIABILITIES
               --------------------------------------------------

     (a) As of the Effective Date of the Reorganization, the existence of Cherokee shall continue in the Surviving Corporation.

     (b) As of the Effective Date of the Reorganization, the Surviving Corporation shall have, without further act or deed, all of the properties, rights, powers, trusts, duties and obligations of Cherokee and Interim.

     (c) As of the Effective Date of the Reorganization, the Surviving Corporation shall have the authority to engage only in such businesses and to exercise only such powers as are provided for in the Articles of Incorporation of the Surviving Corporation, and the Surviving Corporation shall be subject to the same prohibitions and limitations to which it would be subject upon original incorporation, except that the Surviving Corporation may engage in any business and may exercise any right that Cherokee or Interim could lawfully have exercised or engaged in immediately prior to the Effective Date of the Reorganization.

     (d) No liability of Cherokee or Interim or of any of their shareholders, directors or officers shall be affected by the Reorganization, nor shall any lien on any property of Cherokee or

Interim be impaired by the Reorganization. Any claim existing or any action pending by or against Cherokee or Interim may be prosecuted to judgment as if the Reorganization had not taken place, or the Surviving Corporation may be substituted in place of Cherokee or Interim.


                                    SECTION 5
                    EFFECT OF MERGER ON INTERIM SHAREHOLDERS
                    ----------------------------------------

     Each share of Interim Common Stock outstanding immediately prior to the Effective Date of the Reorganization shall be cancelled and shall no longer be outstanding.


                                    SECTION 6
         MANNER AND BASIS OF CONVERTING SHARES OF CHEROKEE COMMON STOCK
         --------------------------------------------------------------

     (a)     Conversion of Shares.  The shares of Cherokee Common Stock that are
             --------------------
outstanding on the Effective Date of the Reorganization, excluding those shares of Cherokee Common Stock held by shareholders who have perfected dissenters' rights of appraisal under the applicable provisions of the Georgia Business Corporation Code, O.C.G.A. Sec. 14-2-1301 et seq. (the "Dissenters' Rights Provisions"), shall be converted or retained as follows:

          (1) Each share of Cherokee Common Stock held by a shareholder who is the record holder of fewer than 1,100 shares of Cherokee Common Stock, including shares subject to any option to purchase shares of Cherokee Common Stock, shall be converted into the right to receive cash, payable by the Surviving Corporation, in the amount of $17.75 per share of Cherokee Common Stock.

          (2) Each share of Cherokee Common Stock held of record by a shareholder who is the holder of 1,100 or more shares of Cherokee Common Stock, including shares subject to any option to purchase shares of Cherokee Common Stock, shall remain outstanding and held by such shareholder.

          (3) All treasury stock held by the Company shall remain treasury stock and shall be unaffected by this Plan of Reorganization.

     (b)     Cherokee Stock Options and Warrants.  The Cherokee Banking Company
             -----------------------------------
2000 Stock Option Plan (the "Option Plan"), the options issued thereunder and any warrants that are outstanding on the Effective Date of the Reorganization shall continue to be outstanding after the Effective Date subject to the terms and conditions of the existing written documents reflecting the Option Plan and such options.

     (c)     Failure to Surrender Cherokee Common Stock Certificates.  Until a
             -------------------------------------------------------
Cherokee shareholder receiving cash in the Reorganization surrenders his or her Cherokee Common Stock certificate or certificates to Cherokee (or suitable arrangements are made to account for any lost, stolen or destroyed certificates according to Cherokee's bylaws, including, but not limited to, providing to Cherokee an indemnity bond), the shareholder shall not be issued the cash (or any interest thereon) that such Cherokee Common Stock certificate entitles the shareholder to receive.

                                    SECTION 7
                        ACQUISITION OF DISSENTERS' STOCK
                        --------------------------------

     Cherokee shall pay to any shareholder of Cherokee who complies fully with the Dissenters' Rights Provisions an amount of cash (as determined and paid under the terms of such Provisions) for his or her shares of Cherokee Common Stock. The shares of Cherokee Common Stock so acquired shall be cancelled.


                                    SECTION 8
                                 FURTHER ACTIONS
                                 ---------------

     From time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, Cherokee shall execute and deliver or cause to be executed and delivered all such deeds and other instruments, and shall take or cause to be taken all such other actions, as the Surviving Corporation, or its successors and assigns, may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation, and its successors and assigns, title to and possession of all the property, rights, powers, trusts, duties and obligations referred to in Section 4 hereof and otherwise to carry out the intent and purposes of this Plan of Reorganization.


                                    SECTION 9
           CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION
           ----------------------------------------------------------

     This Plan of Reorganization is subject to, and consummation of the Reorganization herein provided for is conditioned upon, the fulfillment prior to the Effective Date of the Reorganization of each of the following conditions:

     (a) Approval of the Plan of Reorganization by the shareholders of each of Cherokee and Interim in accordance with the provisions of applicable law and the provisions of the applicable constituent's articles of incorporation, bylaws and other governing instruments;

     (b) The number of shares held by persons who have perfected dissenters' rights of appraisal pursuant to the Dissenters' Rights Provisions shall not be deemed by the Board of Directors to make consummation of this Plan of Reorganization inadvisable;

     (c) Procurement of any action, consent, approval or ruling, governmental or otherwise, which is, or in the opinion of counsel for Cherokee and Interim may be, necessary to permit or enable the Surviving Corporation, upon and after the Reorganization, to conduct all or any part of the business and activities conducted by the Cherokee prior to the Reorganization.

                                   SECTION 10
                                   TERMINATION
                                   -----------

     In the event that:

     (a) The number of shares of Interim Common Stock or Cherokee Common Stock voted against the Reorganization shall make consummation of the Reorganization inadvisable in the opinion of the Board of Directors of Cherokee or Interim;

     (b) Any action, consent, approval, opinion, or ruling required to be provided by Section 9 of this Plan of Reorganization shall not have been obtained; or

     (c) For any other reason consummation of the Reorganization is deemed inadvisable in the opinion of the Board of Directors of Cherokee or Interim;

then this Plan of Reorganization may be terminated at any time before consummation of the Reorganization by written notice, approved or authorized by the Board of Directors of the party wishing to terminate, to the other party. Upon termination by written notice as provided by this Section 10, this Plan of Reorganization shall be void and of no further effect, and there shall be no liability by reason of this Plan of Reorganization or the termination hereof on the part of Cherokee, Interim, or their directors, officers, employees, agents or shareholders.


                                   SECTION 11
                                AMENDMENT; WAIVER
                                -----------------

     (a) At any time before or after approval and adoption hereof by the respective shareholders of Cherokee and Interim, this Plan of Reorganization may be amended by written agreement by Cherokee and Interim; provided, however, that after the approval and adoption of this Plan of Reorganization by the shareholders of Cherokee and Interim, no amendment reducing the consideration payable to Cherokee shareholders shall be valid without having been approved by the Cherokee shareholders in the manner required for approval of this Plan of Reorganization. In particular, in the event that the consummation of the Plan of Reorganization would yield more than 300 shareholders of record, the Board may amend the Plan of Reorganization to increase the 1,100-share threshold described in Section 6(a) to the minimum threshold necessary to ensure that the Company will have fewer than 300 shareholders of record as a result of the transactions contemplated by this Plan of Reorganization.

     (b) A waiver by any party hereto of any breach of a term or condition of this Plan of Reorganization shall not operate as a waiver of any other breach of such term or condition or of other terms or conditions, nor shall failure to enforce any term or condition operate as a waiver or release of any other right, in law or in equity, or claim which any party may have against another party for anything arising out of, connected with or based upon this Plan of Reorganization. A waiver shall be effective only if evidenced by a writing signed by the party who is entitled to the benefit of the term or condition of this Plan of Reorganization which is to be waived. A waiver of a term or condition on one occasion shall not be deemed to be a waiver of the same or of any other term or condition on a future occasion.

                                   SECTION 12
              BINDING EFFECT; COUNTERPARTS; HEADINGS; GOVERNING LAW
              -----------------------------------------------------

     This Plan of Reorganization is binding upon the parties hereto and upon their successors and assigns. This Plan of Reorganization may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The title of this Plan of Reorganization and the headings herein set out are for convenience or reference only and shall not be deemed a part of this Plan of Reorganization. This Plan of Reorganization shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan of Reorganization to be executed by their duly authorized officers and their corporate seals to be affixed hereto all as of the day and year first above written.


                                  CHEROKEE BANKING COMPANY



                                  By:    /s/ Dennis W. Burnette
                                     -----------------------------------------

                                  Name:  Dennis W. Burnette
                                        --------------------------------------

                                  Title: President and Chief Executive Officer
                                         -------------------------------------

ATTEST:


/s/ Cindy Poole
--------------------------------

Name: Cindy Poole
      --------------------------



                                  CHEROKEE INTERIM CORPORATION


                                  By:    /s/ Dennis W. Burnette
                                     -----------------------------------------

                                  Name:  Dennis W. Burnette
                                        --------------------------------------

                                  Title: President
                                         -------------------------------------


ATTEST:


/s/ Cindy Poole
--------------------------------

Name: Cindy Poole
      --------------------------

                                   APPENDIX B
                                   ----------

                                ARTICLE 13 OF THE
                        GEORGIA BUSINESS CORPORATION CODE

14-2-1301.  DEFINITIONS.

As  used  in  this  article,  the  term:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

     (3) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (4) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

     (5) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (6) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

     (7) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (8) "Shareholder" means the record shareholder or the beneficial shareholder.

14-2-1302.  RIGHT  TO  DISSENT.

     (a) A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party:

               (A) If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger, unless:

                    (i) The corporation is merging into a subsidiary corporation pursuant to Code Section 14-2-1104;

                    (ii) Each shareholder of the corporation whose shares were outstanding immediately prior to the effective time of the merger shall receive a like number of shares of the surviving corporation, with designations, preferences, limitations, and relative rights identical to those previously held by each shareholder; and

                    (iii) The number and kind of shares of the surviving corporation outstanding immediately following the effective time of the merger, plus the number and kind of shares issuable as a result of the merger and by conversion of securities issued pursuant to the merger, shall not exceed the total number and kind of shares of the corporation authorized by its articles of incorporation immediately prior to the effective time of the merger; or

               (B) If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (4) An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenters' rights.

     (c) Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

          (1) In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

          (2) The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

14-2-1303.  DISSENT  BY  NOMINEES  AND  BENEFICIAL  OWNERS.

     A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

14-2-1320.  NOTICE  OF  DISSENTERS'  RIGHTS.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.

14-2-1321.  NOTICE  OF  INTENT  TO  DEMAND  PAYMENT.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (2)     Must  not  vote  his  shares  in favor of the proposed action.

     (b) A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.

14-2-1322.  DISSENTERS'  NOTICE.

     (a)     If proposed corporate action creating dissenters' rights under Code
Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

     (b) The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4)     Be  accompanied  by  a  copy  of  this  article.

14-2-1323.  DUTY  TO  DEMAND  PAYMENT.

     (a)     A record shareholder sent a dissenters' notice described in Code
Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

     (b) A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

14-2-1324.  SHARE  RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325.  OFFER  OF  PAYMENT.

     (a) Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (b)     The  offer  of  payment  must  be  accompanied  by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3)     An  explanation  of  how  the  interest  was  calculated;

          (4) A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

          (5)     A  copy  of  this  article.

     (c) If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.

14-2-1326.  FAILURE  TO  TAKE  ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.

14-2-1327.  PROCEDURE  IF  SHAREHOLDER  DISSATISFIED  WITH  PAYMENT  OR  OFFER.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

          (1)     The  dissenter  believes  that  the  amount offered under Code
Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

          (2) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection
(a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

     (c) If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1) The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2) The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

14-2-1330.  COURT  ACTION.

     (a) If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil
Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.

14-2-1331.  COURT  COSTS  AND  COUNSEL  FEES.

     (a) The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

     (b) The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332.  LIMITATION  OF  ACTIONS.

     No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

                                   APPENDIX C
                                   ----------

                             OPINION OF INDEPENDENT
                                FINANCIAL ADVISOR

                                                                   June 16, 2005

Board  of  Directors
Cherokee  Banking  Company
1275  Riverstone  Parkway
Canton,  Georgia  30114

Members  of  the  Board  of  Directors:

     Cherokee Banking Company ("the Company") has engaged Burke Capital Group to review the Agreement and Plan of Reorganization (the "Plan") wherein shareholders owning fewer than 1,100 shares of Cherokee Banking Company's common stock will receive $17.75 in cash in exchange for each of their shares. All other shares will remain outstanding and be unaffected by the plan. You have requested our opinion as to the fairness, from a financial point of view, of the consideration being paid to the shareholders who will be cashed-out as well as the effect of the plan on the shareholders who will not be cashed-out.

     Burke Capital Group, L.L.C. ("Burke Capital") is an investment banking firm which specializes in financial institutions in the United States. Cherokee Banking Company has retained us to render our opinion to its Board of Directors.

     In  connection  with  this  opinion,  we have reviewed, among other things:

     (i) certain publicly available financial statements and other historical financial information of Cherokee Banking Company that we deemed relevant;

     (ii) projected earnings, budgets and estimates for Cherokee Banking Company prepared by management of Cherokee Banking Company;

     (iii) the views of senior management of Cherokee Banking Company, based on discussions with members of senior management, regarding Cherokee Banking Company's business, financial condition, results of operations and future prospects;

     (iv) a comparison of certain financial information for Cherokee Banking Company with similar publicly available information for certain other companies;

     (v) the financial terms of certain recent business combinations in the commercial banking industry, to the extent publicly available;

     (vi) the current market environment generally and the banking environment in particular; and

     (vii) such other information, financial studies, analyses and investigations, and financial, economic and market criteria as we considered relevant;

     (viii) reviewed the nature and terms of certain other "going private" transactions that it believed to be relevant;

     (ix) the valuation of the voting shares of common stock Cherokee Banking Company prepared by Burke Capital;

     (x) an analysis of the pro forma balance sheet and income statement changes as a result of the plan; and

     (xi)     recent  trading  activity  of  Cherokee  Banking  Company.

     In performing our review, we have relied upon the accuracy and completeness of the financial and other information that was available to us from public sources, that Cherokee Banking Company or their respective representatives provided to us or that was otherwise reviewed. We have further relied on the assurances of management of Cherokee Banking Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Cherokee Banking Company or any of its subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Cherokee Banking Company, nor have we reviewed any individual credit files relating to Cherokee Banking Company. We have assumed, with your consent, that the respective allowances for loan losses for Cherokee Banking Company are adequate to cover such losses. With respect to the earnings estimates for Cherokee Banking Company, we assumed, with your consent, that they reflected the best currently available estimates and judgments of the respective future financial performances of Cherokee Banking Company and that such performances will be achieved. We express no opinion as to such earnings estimates or financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Cherokee Banking Company's assets, financial condition, and results of operations, business or prospects since the date of the most recent financial statements made available to us, which is March 31, 2005. We have assumed in all respects material to our analysis that Cherokee Banking Company will remain as going concerns for all periods relevant to our analyses.

     Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to what the price at which Cherokee Banking Company's common stock may trade at any time.

     We will receive a fee for our services as financial advisor to Cherokee Banking Company and for rendering this opinion. Three principals of Burke
Capital  Group  are  shareholders  of  Cherokee  Banking  Company.

     This opinion is directed to the Board of Directors of Cherokee Banking Company and may not be reproduced, summarized, described or referred to or given to any other person without our prior consent.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, that the consideration being paid to the shareholders who will be cashed out is fair from a financial point of view. Furthermore, it is our opinion that the effect of the plan on the shareholders who will remain intact is fair from a financial point of view.

Very  Truly  Yours,


Burke  Capital  Group,  L.L.C.

                                   APPENDIX D
                                   ----------

                VALUATION REPORT OF INDEPENDENT FINANCIAL ADVISOR

================================================================================


                            CHEROKEE BANKING COMPANY


                                [GRAPHIC OMITTED]
                                  CHEROKEE BANK


--------------------------------------------------------------------------------

                     DETERMINATION OF THE FAIR MARKET VALUE
                 OF THE COMMON STOCK OF CHEROKEE BANKING COMPANY


                                  JUNE 15, 2005

--------------------------------------------------------------------------------




                                [GRAPHIC OMITTED]
                                      BURKE
                                  CAPITAL GROUP
                               INVESTMENT BANKERS



RESURGENS PLAZA, SUITE 1400 - 945 EAST PACES FERRY ROAD - ATLANTA, GEORGIA 30326
                    TEL. (404) 495-5920 - FAX (404) 495-5921


================================================================================

                              INDEPENDENT VALUATION

                      CHEROKEE BANKING COMPANY COMMON STOCK

                                [GRAPHIC OMITTED]
                                  CHEROKEE BANK


================================================================================


Burke Capital Group, L.L.C. ("BCG") is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its business, BCG is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. BCG specializes in providing advice on issues of business and financial strategies, mergers & acquisitions, fairness opinions, evaluation of capital adequacy and efficiency, finance, capitalization structure, dividend policies, and valuations based on fair value and fair market value valuations. BCG regularly prepares valuations of banks and bank holding companies and is considered an expert in this field. As a recognized expert in the valuation and analysis of banks, BCG has relied upon its knowledge and expertise in applying accepted analytical and investment banking procedures in the following review and analysis.

BCG does not have any relationship involving Cherokee Banking Company or its subsidiary, Cherokee Bank that compromises its objectivity in preparing this valuation.

In reaching its valuation BCG has reviewed the consolidated financial statements as audited by Porter Keadle Moore, LLP for the years ended December 31, 2003 and December 31, 2004. In addition, BCG reviewed internal proprietary information and has utilized general information concerning the banking industry. BCG assumed, without independent verification, the accuracy and completeness of information management of Cherokee Banking Company and Cherokee Bank has provided. BCG has not performed or considered any independent appraisal or evaluation of assets.

The following is a discussion of the facts and methods considered relevant to this valuation.



      JIM STOKES                 BLAKE JONES              JASON TREMBLEY
       Principal                  Associate                  Analyst
   (404) 495-5921 (o)         (404) 495-5926 (o)        (404) 495-5940 (o)
jstokes@burkecapital.com   bjones@burkecapital.com   jtrembley@burkecapital.com


                    ----------------------------------------

                          BURKE CAPITAL GROUP, L.L.C.

                    ----------------------------------------

                                TABLE OF CONTENTS

SECTION                                                        PAGE
-------------------------------------------------------------------

I.       SUMMARY VALUATION . . . . . . . . . . . . . . . . . .   1

II.      VALUATION ANALYSIS. . . . . . . . . . . . . . . . . .   3
            A.  VALUATION METHODOLOGIES. . . . . . . . . . . .   3
            B.  MARKET APPROACH. . . . . . . . . . . . . . . .   4
            C.  INCOME APPROACH. . . . . . . . . . . . . . . .  10
            D.  VALUATION SUMMARY. . . . . . . . . . . . . . .  12

III.     APPENDIX. . . . . . . . . . . . . . . . . . . . . . .  14
            A.  ITEMS REVIEWED . . . . . . . . . . . . . . . .  14
            B.  STATEMENT OF LIMITING CONDITIONS . . . . . . .  15

BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


SUMMARY  VALUATION


Cherokee Banking Company (the "Company") has engaged Burke Capital Group ("BCG") for its opinion regarding the fair market per share value of the common stock of the Company (as consolidated with its wholly-owned subsidiary, Cherokee Bank). The Valuation is used for the sole purpose to assist the Board of Directors to determine the fair market per share value of the shares to be cashed-out as part of a corporate reorganization. BCG's evaluation of the estimated fair market value of the aggregate equity interests of the Company will be based on the financial period ended March 31, 2005, and will not give effect to the impact on the value for minority voting status of individual equity interests or change in control. This report provides BCG's detailed valuation analysis and support for its valuation conclusion.

The definition of fair market value used in our study is the price which a willing buyer and willing seller, both able, reasonably well-informed about the property and its market, and under no compulsion to act, agree upon as a basis for the property's exchange. This exchange is commonly referred to as an "arm's length" transaction.

In order to arrive at a valuation of the voting Common Stock of the Company as of June 15, 2005, consideration was given to the following items:

     1.   The  history  of  the  Company  and  the  nature  of  its  business.

     2.   The  outlook  with  regard  to  the  banking  industry.

     3. The financial condition of the Company and the nature of its assets and net worth as indicated by recent financial statements.

     4. The record of past operations and the Company's earnings prospects as indicated by current, projected, and historical financial statements.

     5. The market price of publicly traded stocks of the Company and other financial institutions.

     6.   The  price  paid  for  the  acquisition  of  similar  companies.

     7.   Recent  stock  transactions.

To obtain the information necessary to complete its analysis, BCG reviewed financial statements and other pertinent documents supplied by the Company, assuming such information to be complete and accurate in all material respects. BCG also held discussions with management concerning the Company's recent financial performance and its prospects. In addition, BCG reviewed certain other sources of financial and economic information deemed relevant to the valuation. All information has been derived from sources believed to be credible, but its accuracy and completeness cannot be guaranteed. Any statements, opinions, recommendations, charts, formulas, theories, or methods of analysis set forth herein are subject to limitations and a degree of uncertainty inherent in any market analysis.


CONFIDENTIAL                                                                   1
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BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


In arriving at its opinion, BCG has considered the Company's present business, primary service area, its prospects, and its industry as a whole. BCG also performed certain financial analyses and comparisons and have made various studies which are pertinent to this valuation.

Based on BCG's analysis, it is its opinion that the fair market value the common stock of the Company at June 15, 2005 ranges from $17.00 to $18.00 per share (summary valuation of $17.63 per share) of voting common stock based on 1,242,515 shares of common stock and 302,362 options and warrants outstanding.

Burke Capital Group, L.L.C. has no interest or bias with respect to the parties involved. However, three principals at BCG do own small blocks of the common stock of the Company for investment purposes. Further, its compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of this report.


CONFIDENTIAL                                                                   2
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BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


VALUATION  ANALYSIS


VALUATION METHODOLOGIES

The value of minority ownership of common stock in a financial institution is not a matter of applying exact formulas. The Internal Revenue Service in Revenue Ruling 59-60 states, "A determination of fair market value, being a question of fact, will depend upon the circumstances in each case. No one formula can be devised that will be generally applicable to the multitude of different valuation issues arising The value is the price at which a willing buyer and seller would complete a transaction." It is unlikely that a buyer of the stock in question would have greater knowledge of the Company than that disclosed in the publicly available information on stocks of companies traded in the over-the-counter (OTC) market, on NASDAQ or on other stock exchanges. Therefore, BCG believes the values of these stocks are valid proxies for the price investors would be willing to pay for the Company and should be compared to OTC trading data for the Company. Bank stock investments, like all investments, are made with the expectation of profit. Since BCG is valuing the Company as an ongoing business, profitability must be used as a criteria. But given the regulatory environment with emphasis on required minimum capital levels, book value of assets and the balance sheet are also useful to explain past, present and projected earnings patterns or to determine liquidation value, and are, therefore, also considered in determining value.

BCG has relied upon the examination of publicly traded comparable companies, the prices paid for similar companies in acquisitions, and the Company's historical trading price and volume (together the "Market Approach"), as well as an examination of future cash flows (the "Income Approach") to derive a value for the Company's shares.


CONFIDENTIAL                                                                   3
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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


MARKET APPROACH

BCG has selected as proxies of the Company's value, the stocks of publicly traded financial institutions listed in Table I below. These stocks include a representative universe of financial institutions comparable to the Company. Each one individually may vary in terms of certain characteristics; however, in the aggregate BCG believes they are representative and comparable. Book value, earnings, deposits and market values of the comparable financial institutions are based upon reported March 31, 2005 financial data and the price per common share as of the close of trading on June 14, 2005.

A    Comparable  Public  Companies  Analysis

The public comparables that BCG has selected include fourteen banks that are located near, in or have significant operations in Southeastern markets (primarily GA, NC, SC & VA) which are similar in structure and demographics to Cherokee County. Given the Company's current asset size ($152 million) and profitability levels, BCG has limited the group of comparables to include banks with assets between $100 million and $250 million and having earned at least 15 bps, but not more than 100 bps on average assets for the latest twelve months. BCG also included only banks / BHC's established after January 1, 1998. Table I below lists county demographic information for each comparable company selected.

                                     Table I
                            Cherokee Banking Company
                      Comparable Public Companies Analysis

---------------------------------------------------------------------------------------------------------
                                                        2004 MEDIAN                             5-YEAR
                                         COUNTY          HOUSEHOLD      2004A       2009E     POPULATION
          COMPANY NAME                 HEDQUARTERS         INCOME     POPULATION  POPULATION    GROWTH
---------------------------------  -------------------  ------------  ----------  ----------  -----------
Bank of Oak Ridge                  Guilford, NC               46,222     436,109     454,164        4.14%
Bank of Richmond NA                Richmond (City), VA        33,572     193,826     189,002       -2.49%
Bank of the James Finl Grp Inc     Lynchburg, VA              34,371      65,165      65,041       -0.19%
Bank of Wilmington                 New Hanover, NC            44,591     169,385     180,426        6.52%
Cardinal State Bank                Durham, NC                 47,466     240,966     262,630        8.99%
Coastal Banking Co.                Beaufort, SC               52,982     132,915     147,945       11.31%
Community Capital Bancshares       Dougherty, GA              32,751      95,736      95,084       -0.68%
First Capital Bank                 Henrico, VA                53,565     275,749     292,585        6.11%
Grandsouth Bancorporation          Greenville, SC             45,144     399,377     424,244        6.23%
Little Bank Incorporated           Lenoir, NC                 34,238      58,643      57,314       -2.27%
Monarch Bank                       Chesapeake, VA             56,332     210,950     225,676        6.98%
Scottish Bank                      Mecklenburg, NC            56,492     764,418     849,182       11.09%
Southern Community Financial Corp  Chesterfield, VA           64,261     279,287     303,542        8.68%
SterlingSouth B&TC                 Guilford, NC               46,226     436,109     454,164        4.14%
---------------------------------------------------------------------------------------------------------
AVERAGE OF COMPARABLES                                  $     46,301     268,474     285,786        4.90%
---------------------------------------------------------------------------------------------------------
CHEROKEE BANKING COMPANY           CHEROKEE, GA         $     68,449     171,019     206,888       20.97%
---------------------------------------------------------------------------------------------------------


CONFIDENTIAL                                                                   4
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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


While the stocks of banks trade principally upon future earnings, BCG believes there is a correlation between size and valuation; therefore the comparables selected are similar in size and profitability to the Company. The public comparables approach, as provided in Table II below, utilizes the multiples of price / LTM earnings, price / current book value and the core deposit premium (market value - tangible book value/core deposits) as to estimate value.

                                    Table II
                            Cherokee Banking Company
                      Comparable Public Companies Analysis

----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT                                                                  VALUATION
                                       PRICING                     FINANCIAL STATISTICS                         STATISTICS
                                   ---------------  ---------------------------------------------------  -------------------------
                                            MKT.     TOTAL     TOTAL    CORE                                                CORE
COMPANY                            STOCK    VALUE    ASSETS   EQUITY     EPS    EQUITY/   ROAA    ROAE     P/E    PRICE/  DEPOSIT
 NAME     TICKER    CITY    STATE  PRICE    ($M)      ($M)     ($M)      LTM     ASSETS    LTM    LTM      LTM     BOOK   PREMIUM
--------  ------  --------  -----  ------  -------  --------  -------  -------  --------  -----  ------  -------  ------  --------
Bank of
Oak               Oak
Ridge      BKOR   Ridge     NC     $10.00  $    18  $    139  $    14  $  0.13    10.35%  0.20%   1.63%     NM    1.24 x     3.89%
Bank of
Richmond          Rich-
NA         BRCH   mond      VA      13.00       22       113       16     0.57    13.74%  0.89%   6.70%  22.70 x  1.44 x     7.82%
Bank of
the James
Finl Grp          Lynch-
Inc        BOJF   burg      VA      17.90       29       179       13     0.89     7.43%  0.88%  11.74%  20.02 x  2.15 x    10.34%
Bank of
Wilming-          Wilming-
ton        BKWW   ton       NC      11.88       32       229       23     0.30    10.23%  0.39%   3.61%  40.09 x  1.39 x     6.20%
Cardinal
State
Bank       CSNC   Durham    NC      12.50       28       142       19     0.16    13.04%  0.27%   1.96%     NM    1.52 x    10.62%
Coastal
Banking           Beau-
Co.        CBCO   fort      SC      18.50       19       153       11     0.80     7.01%  0.64%   8.40%  23.17 x  1.74 x     7.83%
Community
Capital
Banc-
shares     ALBY   Albany    GA      12.00       35       216       26     0.32    11.87%  0.44%   3.83%  37.84 x  1.36 x     7.68%
First
Capital           Glen
Bank       FCRV   Allen     VA      20.00       24       165       13     0.66     7.91%  0.48%   6.81%  30.19 x  1.83 x     9.39%
Grand-
south
Bancorp-          Green-
oration    GRRB   ville     SC       9.15       22       221       11     0.51     5.02%  0.80%  15.71%  18.02 x  1.96 x     8.09%
Little
Bank
Incorp-           Kins-
orated     LTLB   ton       NC      14.75       25       157       17     0.65    10.77%  0.82%   7.08%  22.52 x  1.51 x     9.04%
Monarch           Chesa-
Bank       MNRK   peake     VA      14.30       41       237       21     0.40     9.04%  0.49%   4.76%  35.44 x  1.61 x    12.75%
Scottish          Char-
Bank       SHKL   lotte     NC      15.90       14       159       12     0.95     7.85%  0.60%   7.11%  16.67 x  1.13 x     1.65%
Southern
Com-
munity            Midloth-
Finl Corp  SCBV   ian       VA      12.60       22       170       15     0.31     9.00%  0.39%   4.01%  40.76 x  1.45 x     6.43%
Sterling-
South             Greens-
B&TC       SSBT   boro      NC      13.05       17       136       12     0.28     8.71%  0.31%   3.14%  45.81 x  1.40 x     5.48%

                                                                       -----------------------------------------------------------
                                                                       High       13.74%  0.89%  15.71%   45.81x   2.15x    12.75%
                                                                       -----------------------------------------------------------
                                                                       Mean        9.43%  0.54%   6.18%   29.44x   1.55x     7.66%
                                                                       -----------------------------------------------------------
                                                                       MEDIAN      9.02%  0.49%   5.73%   26.68X   1.48X     7.83%
                                                                       -----------------------------------------------------------
                                                                       Low         5.02%  0.20%   1.63%   16.67x   1.13x     1.65%
                                                                       -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CHEROKEE
BANKING
CO.        CHKJ   CANTON    GA     $15.25  $    19  $    153  $    14  $  0.54     9.01%  0.51%   5.58%  28.02 X  1.38 X     4.57%
----------------------------------------------------------------------------------------------------------------------------------

PRICING DATA AS OF JUNE 14, 2005
----------------------------------------------------------------------------------------------------------------------------------


The public comparables have a median price/LTM core earnings multiple of 26.68x. In addition, the comparables group has a median price/book value multiple of 1.48x. The comparables group yields a median core deposit premium of 7.83% (Market value - tangible equity/core deposits). The Company's performance and trading multiples are within the range of its public peer group.

Premium  Adjustment
-------------------

With a reverse stock split or cash-out merger, a small premium adjustment is required to account for a partial liquidity event and the involuntary nature of the transaction; BCG studied recent going-private transactions of publicly traded financial institutions since January 1, 2003 that we deemed comparable. None of the comparable transactions selected resulted in a change in control of the entity. By observing premiums paid in other similar transactions, BCG was able to estimate a range of comparable premiums to compute the redemption price for the proposed transaction. Table III includes a list of publicly traded companies that pursued a cash-out or reverse stock split transaction and paid their minority shareholders a market premium ranging from 10% to 15%. BCG applied a 12.50% transaction premium to the implied financial valuation from the Public Comparables for this transaction (see Table VII).


CONFIDENTIAL                                                                   5
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BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


                                    Table III
                            Cherokee Banking Company
                          Transaction Premium Analysis

--------------------------------------------------------------------------------------------------------------
                                                                             PREMIUM TO AVERAGE PRICE FOR
                                  ANNOUNCE      TRANSACTION       OFFER   ------------------------------------
          COMPANY                   DATE            TYPE          PRICE   1-DAY   1-MONTH   2-MONTH   3-MONTH
-------------------------------  ----------  -------------------  ------  ------  --------  --------  --------

Benchmark Bancshares, Inc.       12/23/2004  Reverse Stock Split  $19.00    8.6%     12.0%     14.3%     15.3%

KS Bancorp., Inc.                12/22/2004  Reverse Stock Split   24.00   23.1%     15.3%     15.9%     15.4%

Commercial National Financial    11/16/2004  Cash-out Merger       12.50   11.1%     12.9%     11.0%     12.5%

Blackhawk Bancorp, Inc.          10/22/2004  Reverse Stock Split   15.25   27.1%     26.1%     25.0%     24.2%

Stugis Bancorp                    9/29/2004  Cash-out Merger       16.00   18.1%     16.1%     14.7%     14.2%

Southern Michigan Bancorp, Inc.    9/3/2004  Cash-out Merger       29.00   20.3%     20.7%     20.6%     20.5%

First Banking Center, Inc.        8/12/2004  Reverse Stock Split   60.00   17.1%     22.8%     22.4%     22.9%

Hemlock Federal Financial Corp.    6/1/2004  Reverse Stock Split   29.00    2.8%      1.6%      0.7%      0.8%

Easton Bancorp, Inc.              12/4/2003  Cash-out Merger       16.29   15.5%     16.4%     15.9%     18.9%

First National Bancshares, Inc.   11/6/2003  Cash-out Merger       21.70   11.6%      N/A       N/A       N/A

HFB Financial Corp.              10/28/2003  Cash-out Merger       22.75    3.8%     11.6%     13.7%     14.5%

Coddle Creek Financial Corp.      9/30/2003  Cash-out Merger       38.00   12.4%     12.1%     11.0%     12.5%

Capital Directions, Inc.          6/25/2003  Cash-out Merger       50.00   -3.8%     -2.4%     -0.2%      0.3%

--------------------------------------------------------------------------------------------------------------
Average                                                                    12.9%     13.8%     13.8%     14.3%
Median                                                                     12.4%     14.1%     14.5%     14.9%
--------------------------------------------------------------------------------------------------------------

B    Precedent  Transactions  Analysis

BCG has also utilized the acquisition comparables approach and has selected fifteen acquisitions announced since January 1, 2003 as proxies of the Company's strategic (change-in-control value). BCG is able to adjust a company's change-in-control valuation to reflect its financial or stand-alone valuation. Each acquired bank individually may vary in terms of certain characteristics. However, in the aggregate BCG believes they are representative and comparable.

The target banks are located near, in or have significant operations in Southeastern markets comparable to Cherokee County. Additionally, BCG has limited the group of acquisition comparables to include target banks with assets greater than $100 million and less than $250 million and having earned at least 50 bps, but not greater than 125 bps for the twelve months preceding the announcement of the transaction. The acquisition comparables approach utilizes the multiples of price/latest twelve months earnings, price/book value and core deposit premium (market value-tangible equity/core deposits) as provided by the acquisition comparables group to estimate value.


CONFIDENTIAL                                                                   6
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BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


                                    Table IV
                            Cherokee Banking Company
                        Precedent Transactions Analysis

----------------------------------------------------------------------------------------------------------------------
                                                                                                  TRANSACTION
                                                                                                   MULTIPLES
                                                                         TARGET            ---------------------------
                                                                   FINANCIAL HIGHLIGHTS                         CORE
                                                         DEAL    ------------------------  PRICE/     P/E     DEPOSIT
    BUYER/           ANNOUNCE       TARGET               VALUE   EQUITY /   ROAA    ROAE    BOOK      LTM     PREMIUM
    TARGET             DATE          CITY        STATE   ($M)     ASSETS     (%)    (%)      (X)      (X)       (%)
------------------  ----------  ---------------  -----  -------  ---------  -----  ------  -------  --------  --------
Citizens South
Banking Corp./
Trinity Bank        05/25/2005      Monroe        NC    35.4       8.7%     0.61%  6.98%   2.69 x   17.86 x    23.07%
First Horizon
National Corp./
West Metro
Financial Services  03/15/2005      Dallas        GA    31.5       10.1%    0.54%  4.58%   2.74 x      NM      31.85%
First Citizens
Bancorp./
People's Cmnty
Capital Corp        10/18/2004       Aiken        SC    39.9       10.5%    1.17%  10.65%  3.14 x   31.03 x    33.28%
GB&T Bancshares
Inc./ FNBG
Bancshares, Inc.    10/01/2004      Duluth        GA    26.5        7.8%    0.65%  7.96%   3.29 x   34.15 x    22.73%
BancorpSouth
Inc./ Premier
Bancorp Inc.        09/17/2004     Brentwood      TN    37.1        8.1%    0.80%  9.73%   3.08 x   32.72 x    30.31%
United Community
Banks Inc./
Liberty National
Bancshares          08/24/2004      Conyers       GA    36.7        6.9%    1.18%  14.17%  2.97 x   22.10 x    17.27%
FSB Bancshares
Inc/ American
City Bancorp Inc.   03/08/2004     Tullahoma      TN    21.3        7.5%    1.17%  14.98%  2.26 x   15.38 x    14.55%
Peoples Holding
Co./ Renasant
Bancshares Inc.     02/17/2004    Germantown      TN    56.8        7.9%    0.57%  7.47%   3.35 x      NM      29.82%
Union Bankshares
Corp./ Guaranty
Financial Corp.     12/19/2003  Charlottesville   VA    54.1       10.1%    1.01%  9.88%   2.73 x   28.31 x    20.57%
GB&T Bancshares
Inc./ Southern
Heritage
Bancorp Inc.        08/29/2003      Oakwood       GA    25.4       10.6%    0.77%  8.19%   2.03 x   35.13 x    20.21%
Greene County
Bancshares Inc./
Independent
Bankshares Corp.    06/18/2003     Gallatin       TN    29.7        8.9%    0.72%  10.61%  1.97 x   25.78 x    12.50%
Yadkin Valley
Bank and
Trust/ High
Country Financial
Corp                05/28/2003       Boone        NC    36.7        9.0%    0.58%  6.39%   2.30 x      NM      16.66%
GB&T Bancshares
Inc./ Baldwin
Bancshares, Inc.    04/28/2003   Milledgeville    GA    31.6        8.7%    1.16%  13.44%  2.79 x   22.14 x    22.27%
First Community
Bcshs Inc./
CommonWealth
Bank                01/27/2003     Richmond       VA    24.8        6.2%    0.79%  11.39%  3.10 x   28.94 x    16.60%
United Community
Banks Inc./ First
Central
Bancshares, Inc.    01/08/2003    Lenoir City     TN    29.4        8.5%    0.74%  8.87%   2.30 x   27.02 x    14.51%
                                                        --------------------------------------------------------------
                                                        High        10.64%  1.18%  14.98%    3.35x    35.13x    33.28%
                                                        --------------------------------------------------------------
                                                        MEAN         8.63%  0.83%   9.69%    2.72X    26.71X    21.75%
                                                        --------------------------------------------------------------
                                                        MEDIAN       8.66%  0.77%   9.73%    2.74X    27.67X    20.57%
                                                        --------------------------------------------------------------
                                                        Low          6.17%  0.54%   4.58%    1.97x    15.38x    12.50%
                                                        --------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

The acquisition comparables group has a median price/latest twelve months (LTM) earnings of 27.67x. In addition, the comparables group has a median price/book value multiple of 2.74x. The comparables group yields a median core deposit premium of 20.57%.

Change-in-Control  Premium  Adjustment
--------------------------------------

In each change-in-control transaction above, the acquiring institution paid a substantial premium over the discounted minority price that investors have previously paid, primarily for a control position in the acquired company. Control allows a buyer to make future decisions about the use of the acquired company's assets, decisions about business strategy and, most importantly, the opportunity to benefit from cost savings and revenue enhancements. To analyze the premiums paid in recent change-in-control transactions, BCG analyzed a peer group of community bank precedent transactions since January 2000 that included selling institutions with a publicly traded security. On average, the financial value of the selling institution was 30% - 40% less than the change in control or strategic valuation. This range is illustrated in Table V on the following page.

                                 Table V
                        Cherokee Banking Company
                   Change-in-Control Premium Analysis

------------------------------------------------------------------------
                          Transaction Value / Share Premium
         ---------------------------------------------------------------
         1-day   2-day   3-day   4-day   5-day   6-day   2-week  1-month
         ------  ------  ------  ------  ------  ------  ------  -------
High     149.23  149.23  149.23  134.78  134.78  134.78  125.00   125.00
Median    31.63   31.36   31.50   32.31   32.76   32.76   34.97    37.98
Average   36.22   35.98   36.82   37.44   37.33   38.03   39.08    41.87
Low      -12.99  -12.99  -12.99  -12.99  -12.99  -12.99  -12.99   -18.04

* Includes all S.E. change in community bank control transactions in which the seller was publicly traded since 2000.
------------------------------------------------------------------------


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BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


BCG is valuing the Company on a going concern basis, not under a change-in-control scenario. The financial valuation of the Company excludes the premium paid in a change-in-control transaction. Thus, in the Market Approach Analysis (Table VII) on the following page, BCG has applied a 35% adjustment to the median change-in-control multiples to reflect the going concern or financial valuation of the Company.

As described on the previous page, a substantial portion of a change-in-control premium assumes the acquiring institution will achieve substantial cost savings from the transaction. In order to justify a change-in-control premium, BCG analyzed the projected cost savings for recent community bank change-in-control transactions in comparison to identified corporate reorganizations. As illustrated below, projected cost savings for change-in-control transactions are significantly higher than cost savings in similar reorganizations. Therefore, a change in control premium is not taken into consideration in this valuation.

                                    Table VI
                            Cherokee Banking Company
                            Market Approach Analysis

             -------------------------------------------------------
                                    PROJECTED COST SAVINGS
             TARGET              ---------------------------  SAMPLE
             SIZE (1)               MEDIAN         AVERAGE     SIZE
             ------------------  -------------  ------------  ------
             > $500m                     20.0%         22.9%     34

             $500m - $1b                 25.0%         22.9%     18

             $1b - $5b                   23.8%         23.3%      6
             -------------------------------------------------------
             Going Private (2)           3.85%         3.86%     13
             -------------------------------------------------------
             (1) All Southeastern transactions since 2000.
             (2) Selected recently going-private transactions.
             -------------------------------------------------------

Transaction  Premium
--------------------

In order to reflect involuntary nature of this transaction, BCG applied a transaction premium adjustment of 12.50% to the implied financial valuation from the Precedent Transactions in Table VII on the following page. This premium is consistent with what was applied to the implied stand-alone valuation derived from the Comparable Public Companies.

C    Historical  Trading  Price  and  Volume

BCG studied the Company's trading history and volume for the previous twelve months on which a trade has been reported. In analyzing this trading history, BCG reported that the weighted average price per share equaled $15.32, $15.72 and $15.62 for the previous twelve, six and three months. BCG noted that during the same twelve month period, the Company's common stock was traded only 35 out of 251 days for trading. The average trading volume was 222, 136, and 149 shares during the twelve month, six month and three month period ending June 14, 2005. The total number of shares traded during the twelve month period was 37,150. BCG, in order to compute a fair market price per share for the shares to be cashed out as part of the reorganization, BCG calculated the Company's weighted averaged share price for the most recent twenty trades and applied a 12.50% transaction premium to account for the involuntary nature of the transaction. The weighted


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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


average price per share for the recent 20 trades was $15.73 and, when applying a 12.50% premium, results in a fair market valuation per share of $17.70.

Market  Approach  Summary

Table VII below applies median valuation statistics of the public comparables and the acquisition comparables to the Company's individual performance. The average adjusted valuation derived from public companies is $17.39/share. The average adjusted valuation, after adjusting the multiples paid for a change-in-control premium in the precedent transactions, is $18.30/share.


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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


                                    Table VII
                            Cherokee Banking Company
                            Market Approach Analysis

-------------------------------------------------------------------------------------------------------------------------------

                                                   MARKET APPROACH VALUATION
-------------------------------------------------------------------------------------------------------------------------------
CHEROKEE BANKING COMPANY SUMMARY FINANCIALS - 3/31/2005 ($IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
  TOTAL EQUITY                                                                                                   $       13,775
  LTM CORE NET INCOME                                                                                            $          739
  CORE DEPOSITS                                                                                                  $      109,298
-------------------------------------------------------------------------------------------------------------------------------
SUMMARY VALUATION - MARKET APPROACH ($IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
  COMPARABLE PUBLIC COMPANIES
  ---------------------------

                                                                                       EARNINGS
                            COMPARATIVE                                  COMPARABLE       MIX          DERIVED
                               METRIC                                     MULTIPLES    ADJUSTMENT     MULTIPLES   VALUE / SHARE
    -------------------------------------------------------------------  -----------  -------------  ----------  --------------
    Price / Book                                                             1.48 x           0.00%     1.48 x   $       20,409
    Price / LTM Core Earnings                                               26.68 x           0.00%    26.68 x   $       19,714
    Core Deposit Premium                                                     7.83%            0.00%     7.83%    $       22,330
    ---------------------------------------------------------------------------------------------------------------------------
    AVERAGE STAND-ALONE VALUATION                                                                                $       20,818
    ---------------------------------------------------------------------------------------------------------------------------
    AVERAGE STAND-ALONE VALUATION / SHARE                                                                        $        15.46
    ---------------------------------------------------------------------------------------------------------------------------
    TRANSACTION PREMIUM                                                                                          $         1.93
    ---------------------------------------------------------------------------------------------------------------------------
    ADJUSTED VALUATION / SHARE                                                                                   $        17.39
    ---------------------------------------------------------------------------------------------------------------------------

  PRECEDENT TRANSACTIONS
  ----------------------
                                                                         CHANGE-IN-
                            COMPARATIVE                                   CONTROL      CONTROL        DERIVED
                               METRIC                                    MULTIPLES    ADJUSTMENT *   MULTIPLES        VALUE
    -------------------------------------------------------------------  -----------  -------------  ----------  --------------
    Price / Book                                                             2.74 x         -35.00%     1.78 x   $       24,526
    Price / LTM Core Earnings                                               27.67 x         -35.00%    17.98 x   $       13,289
    Core Deposit Premium                                                    20.57%          -35.00%    13.37%    $       28,389
    ---------------------------------------------------------------------------------------------------------------------------
    AVERAGE STAND-ALONE VALUATION                                                                                $       22,068
    ---------------------------------------------------------------------------------------------------------------------------
    AVERAGE STAND-ALONE VALUATION / SHARE                                                                        $        16.27
    ---------------------------------------------------------------------------------------------------------------------------
    TRANSACTION PREMIUM                                                                                          $         2.03
    ---------------------------------------------------------------------------------------------------------------------------
    ADJUSTED VALUATION / SHARE                                                                                   $        18.30
    ---------------------------------------------------------------------------------------------------------------------------

*  Typically,  change  in  control  transactions result in a 35% premium to stand alone  trading valuation (usually a result of projected cost savings and revenue enhancements).

-------------------------------------------------------------------------------------------------------------------------------


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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


INCOME APPROACH

The income approach quantifies the present value of future economic benefits by discounting the cash flow ("DCF") of a business. This approach considers projected dividends, dividend paying capacity, earnings, book value and future residual value. Typically, an appraiser will determine a terminal value based upon the expected price/earnings and price/book multiples at the end of the period and discount to present value. The forecast was compiled using management projections, which included financial goals / estimates from 2005 to 2009. The forecast is shown on the following page and provides the basis of the cash flows used in the following DCF analysis.

                                                  Table VIII
                                           Cherokee Banking Company
                                        Projected Financial Information

----------------------------------------------------------------------------------------------------------------------
                                                               PROJECTED
                                                    FOR THE YEAR ENDING DECEMBER 31,                          CAGR
                              ---------------------------------------------------------------------------  ----------
($thousands)                    2003A      2004A      2005E      2006E      2007E      2008E      2009E    2005-2009
----------------------------------------------------------------------------------------------------------------------
  BALANCE SHEET
  -------------
  Assets                      $117,944   $147,509   $161,500   $201,000   $247,500   $298,000   $350,000        24.1%
  Asset Growth Rate (annual)      21.7%      25.1%       9.5%      24.5%      23.1%      20.4%      17.4%
  Average Assets              $105,710   $134,739   $154,505   $181,250   $224,250   $272,750   $324,000

  CAPITAL IMPLICATIONS
  --------------------
  Stated Equity               $  7,644   $ 14,013   $ 14,906   $ 16,368   $ 18,658   $ 21,808   $ 25,788        16.5%
  Tier 1 Capital              $  7,905   $ 14,443   $ 16,072   $ 17,618   $ 20,008   $ 23,158   $ 27,138
  Equity / Assets                  6.5%       9.5%       9.2%       8.1%       7.5%       7.3%       7.4%
  Leverage Ratio                   7.5%      10.7%      10.4%       9.7%       8.9%       8.5%       8.4%

  PERFORMANCE
  -----------
  Net Income                  $    455   $    559   $    893   $  1,462   $  2,290   $  3,150   $  3,980        63.3%
  Earnings Growth Rate              NM         NM       49.8%      63.7%      56.6%      37.6%      26.3%
  ROAA                            0.43%      0.41%      0.58%      0.81%      1.02%      1.15%      1.23%
  ROAE                            5.96%      5.16%      6.18%      9.35%     13.08%     15.57%     16.72%

  PER SHARE DATA
  --------------
  Book Value / Share          $   9.41   $  11.28   $  12.00   $  13.17   $  15.02   $  17.55   $  20.75        16.5%
  Fully Diluted E.P.S. (1)    $   0.50   $   0.44   $   0.66   $   1.08   $   1.69   $   2.32   $   2.93        60.7%

* 2005 to 2009 projections are consistent with Management's strategic plan.

(1)  Assumes current shares outstanding and options remain constant.
----------------------------------------------------------------------------------------------------------------------

The projections shown above reflect Management's projected financial highlights. Projections do not assume the addition of new equity. Assets are expected to grow from $150 million (2004A) to $350 million in 2009, representing a GAGR of 24% over the next five years. Net income is expected to grow at a CAGR of 63%, reaching $4 million in 2009. Projections assume the Company's ROAA and ROAE will approach 1.20% and 17.00%, respectively, by 2009. Projections assume the Company remains well capitalized in the future years. The Company is projected to pay a dividend from 2006 through 2009. The Company does not currently have plans to pay a dividend.

Discount rates are generally estimated by three methods: (I) the capital asset pricing model; (2) build-up methods; and (3) comparative yields on similar investments. Discounted cash flow analyses are subjective, and a range of discount rates and terminal values can be used to arrive at a value. BCG


CONFIDENTIAL                                                                  11
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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


has chosen a discount rate that ranges from 16% to 20%. These discount rates are within the range of the Company's projected future ROAE, and are consistent with rates of return for more established (mature) community banks. BCG believes this adequately reflects the risk associated with the cash flows in question. Secondly, BCG has chosen a terminal value multiple of 12.0x to 15.0x trailing earnings and 1.40x to 1.70x book value to each respective valuation in Table XI as described below. These multiples reflect the average trading multiples of community bank public comparables over the last five years. The Company's per share value is based upon these ranges is summarized below. A 12.50% premium has been applied to the stand-alone valuation to reflect the involuntary nature of this transaction.

                               Table IX
                       Cherokee Banking Company
                     Discounted Cash Flow Analysis

                            EARNINGS METHOD
                            ---------------

     -------------------------------------------------------
      LTM EARNINGS
      PUBLIC MARKET               DISCOUNT RATE
         TERMINAL            16.0%      18.0%         20.0%
     ---------------  --------------------------------------
           12.0X             17.37     $16.18        $15.10
           13.0X             18.65     $17.36         16.20
           14.0X             19.93      18.55         17.29
           15.0X             21.22      19.73         18.38
                      --------------------------------------
                      IMPLIED RANGE    $15.10   <=>  $21.22
                      --------------------------------------
     ($in thousands)
     -------------------------------------------------------

                           BOOK VALUE METHOD
                           -----------------

     --------------------------------------------------------
       BOOK VALUE
      PUBLIC MARKET               DISCOUNT RATE
        TERMINAL             16.0%      18.0%         20.0%
      --------------  ---------------------------------------
           1.40X             13.61     $12.72        $11.90
           1.50X             14.44     $13.48         12.61
           1.60X             15.28      14.25         13.32
           1.70X             13.93      13.00         12.17
                      --------------------------------------
                      IMPLIED RANGE    $11.90   <=>  $15.28
                      --------------------------------------
     ($in thousands)
     --------------------------------------------------------


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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


VALUATION SUMMARY

                                     Table X
                            Cherokee Banking Company
                           Detailed Valuation Summary

----------------------------------------------------------------------------------
                           SUMMARY VALUATION DETAILED BREAKDOWN
----------------------------------------------------------------------------------
CHEROKEE BANKING COMPANY SUMMARY FINANCIALS - 3/31/2005 ($ IN THOUSANDS)
----------------------------------------------------------------------------------
  TOTAL EQUITY                       $       13,775  CORE DEPOSITS        $109,298
  LTM CORE NET INCOME                $          739  BOOK VALUE / SHARE   $  11.09

  COMMON SHARES OUTSTANDING               1,242,515
  OPTIONS OUTSTANDING                       302,362
                                     --------------
  FULLY DILUTED SHARES OUTSTANDING        1,544,877  OPTION STRIKE        $  10.13

----------------------------------------------------------------------------------
MARKET BASED APPROACHES ($IN THOUSANDS, EXCEPT PER SHARE VALUES)
----------------------------------------------------------------------------------

  PUBLIC MARKET COMPARABLES
  -------------------------
  ----------------------------------------------------------------------------
  IMPLIED STAND-ALONE VALUATION / SHARE                                 $15.46
  ----------------------------------------------------------------------------
  TRANSACTION PREMIUM                                                   $ 1.93
  ----------------------------------------------------------------------------
  ADJUSTED VALUATION / SHARE                                            $17.39
  ----------------------------------------------------------------------------

  ACQUISITION COMPARABLES
  -------------------------
  ----------------------------------------------------------------------------
  IMPLIED STAND-ALONE VALUATION / SHARE                                 $16.27
  ----------------------------------------------------------------------------
  TRANSACTION PREMIUM                                                   $ 2.03
  ----------------------------------------------------------------------------
  ADJUSTED VALUATION / SHARE                                            $18.30
  ----------------------------------------------------------------------------

  RECENT STOCK TRANSACTIONS
  -------------------------
  ----------------------------------------------------------------------------
  AVERAGE TRADING VALUE PER SHARE (20 RECENT TRADES)                    $15.73
  ----------------------------------------------------------------------------
  TRANSACTION PREMIUM                                                   $ 1.97
  ----------------------------------------------------------------------------
  ADJUSTED VALUATION / SHARE                                            $17.70
  ----------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INCOME BASED APPROACH - STAND-ALONE ($ IN THOUSANDS, EXCEPT PER SHARE VALUES)
----------------------------------------------------------------------------------------

                                          TERMINAL  VALUE /
            DISCOUNT RATE                 MULTIPLE   SHARE    WEIGHTING   WEIGHTED VALUE
----------------------------------------  --------  --------  ----------  ---------------
               18%                         13.00 X  $  17.36       50.0%  $          8.68
               18%                          1.50 X  $  13.48       50.0%  $          6.74
                                                                          ---------------
-----------------------------------------------------------------------------------------
  IMPLIED STAND-ALONE VALUATION / SHARE                                   $         15.42
-----------------------------------------------------------------------------------------
  TRANSACTION PREMIUM                                                     $          1.93
-----------------------------------------------------------------------------------------
  ADJUSTED VALUATION / SHARE                                              $        17.35
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------


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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


                                    Table XI
                            Cherokee Banking Company
                        Valuation Summary Reconciliation

--------------------------------------------------------------------------------
                                SUMMARY VARIATION
--------------------------------------------------------------------------------
                                                   VALUATION /   WEIGHTED VALUE
        APPROACH           WEIGHTING   VALUATION      SHARE         PER SHARE
-------------------------  ----------  ----------  ------------  ---------------

PUBLIC COMPARABLES              40.0%  $   23,803  $      17.39  $          6.96

PRECEDENT TRANSACTIONS          20.0%  $   25,209  $      18.30  $          3.66

RECENT STOCK TRANSACTIONS       20.0%  $   24,276  $      17.70  $          3.54

DCF - STAND-ALONE               20.0%  $   23,742  $      17.35  $          3.47

--------------------------------------------------------------------------------
SUMMARY VALUATION / SHARE                                        $         17.63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BCG has arrived at a valuation range of $17.00 to $18.00 per share (summary valuation of $17.63 per share) based upon its expertise and the analyses presented herein. BCG's Valuation is not a recommendation with respect to the purchase or sale of any shares of the Company. BCG's Valuation is solely of the fair market value of the Company's shares at the valuation date, which is as of June 15, 2005 and may be materially different at any date other than the valuation date. The Valuation is provided to assist the Board of Directors to determine a cash price to be paid for shares in a corporate reorganization.


CONFIDENTIAL                                                                  14
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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


APPENDIX  A


ITEMS REVIEWED BY BCG

For the purposes of the analysis, BCG reviewed the following items:

1. 2003, 2004 year-end consolidated financial statements as audited by Porter Keadle Moore, LLP.

2.   10-QSB financial statements for March 31, 2005.

3.   The composition of the Company's loan portfolio.

4. Explanation of any significant non-recurring charges over the last three years.

5. Five-year financial highlights for the Company that Company management reviewed.

6. The capital structure of the Company and the level of concentration of ownership in the Company's voting stock.

7.   Transactions in the stock of the Company over the last twelve months.

8. Economic and demographic information for the primary markets in which the Company operates.

9. Trading statistics and reports of change in control transactions involving comparable companies.


CONFIDENTIAL                                                                  15
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
BURKE CAPITAL GROUP, L.L.C.
--------------------------------------------------------------------------------


APPENDIX  B


STATEMENT OF LIMITING CONDITIONS

BCG's Valuation is subject to certain conditions, limitations and assumptions as stated in its agreement with Cherokee Banking Company including but not limited to, the following:

BCG's Valuation is limited to an analysis of (a) publicly available information with respect to the Company, the Company's outstanding securities, and such other matters as BCG deems appropriate, and (b) such other information as the Company supplies to BCG. The Valuation may be in such form as BCG shall determine, including by stating therein that BCG has relied upon the information furnished to it and BCG has assumed the accuracy and completeness of such information and has not attempted independently to verify any of such information.


CONFIDENTIAL                                                                  16
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
                                   APPENDIX E

                 FINANCIAL STATEMENTS AND MANAGEMENT DISCUSSION
               AND ANALYSIS FOR THE YEAR ENDED DECEMBER 31, 2004

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

Cherokee Banking Company is a bank holding company headquartered in Canton, Georgia organized to own all of the common stock of its bank subsidiary, Cherokee Bank, N.A. The principal activity of the bank is to provide banking services to domestic markets, principally in Cherokee County, Georgia. The bank is primarily regulated by the Office of the Comptroller of the Currency ("OCC") and undergoes periodic examinations by this regulatory agency. Our bank holding company is regulated by the Federal Reserve Bank and also is subject to periodic examinations.

The following discussion describes our results of operations for 2004 as compared to 2003 and also analyzes our financial condition as of December 31, 2004 as compared to December 31, 2003. Like most community banks, we derive most of our income from interest we receive on our loans and investments. Our primary source of funds for making these loans and investments is our deposits, on which we pay interest. Consequently, one of the key measures of our success is our amount of net interest income, or the difference between the income on our interest-earning assets, such as loans and investments, and the expense on our interest-bearing liabilities, such as deposits. Another key measure is the spread between the yield we earn on these interest-earning assets and the rate we pay on our interest-bearing liabilities.

We have included a number of tables to assist in our description of these measures. For example, the "Average Balances" table shows the average balance during 2004 and 2003 of each category of our assets and liabilities, as well as the yield we earned or the rate we paid with respect to each category. A review of this table shows that our loans typically provide higher interest yields than do other types of interest earning assets, which is why we intend to channel a substantial percentage of our earning assets into our loan portfolio. Similarly, the "Rate/Volume Analysis" table helps demonstrate the impact of changing interest rates and changing volume of assets and liabilities during the years shown. We also track the sensitivity of our various categories of assets and liabilities to changes in interest rates, and we have included a "Sensitivity Analysis Table" to help explain this. Finally, we have included a number of tables that provide detail about our investment securities, our loans, and our deposits.

Of course, there are risks inherent in all loans, so we maintain an allowance for loan losses to absorb possible losses on existing loans that may become uncollectible. We establish and maintain this allowance by charging a provision for loan losses against our operating earnings. In the following section we have included a detailed discussion of this process, as well as several tables describing our allowance for loan losses.

In addition to earning interest on our loans and investments, we earn income through fees and other expenses we charge to our customers. We describe the various components of this noninterest income, as well as our noninterest expense, in the following discussion.

The following discussion and analysis also identifies significant factors that have affected our financial position and operating results during the periods included in the accompanying financial statements. We encourage you to read this discussion and analysis in conjunction with the financial statements and the related notes and the other statistical information also included in this report.

FORWARD-LOOKING  STATEMENTS

This report contains "forward-looking statements" relating to, without limitation, future economic performance, plans and objectives of management for future operations, and projections of revenues and other financial items that are based on the beliefs of management, as well as assumptions made by and information currently available to management. The words "may," "will," "anticipate," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. Our actual results may differ materially from the results discussed in the forward-looking statements, and our operating performance each quarter is subject to various risks and uncertainties that are discussed in detail in our filings with the Securities and Exchange Commission, including, without limitation:

     -    the  effects  of  future  economic  conditions;
     - governmental monetary and fiscal policies, as well as legislative and regulatory changes;
     - changes in interest rates and their effect on the level and composition of deposits, loan demand, and the values of loan collateral, securities and other interest-sensitive assets and liabilities;
     -    our  ability  to  control costs, expenses, and loan delinquency rates;
          and

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED


- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally, and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet.

CRITICAL ACCOUNTING POLICIES

We have adopted various accounting policies, which govern the application of accounting principles generally accepted in the United States of America in the preparation of our financial statements. Our significant accounting policies are described in note 1 in the footnotes to the consolidated financial statements at December 31, 2004 included elsewhere in this annual report.

We believe that the allowance for loan losses is a critical accounting policy that requires the most significant judgments and estimates used in preparation of our consolidated financial statements. Please refer to the portion of management's discussion and analysis of financial condition and results of operations that addresses the allowance for loan losses for a description of our processes and methodology for determining the allowance for loan losses.

RESULTS  OF  OPERATIONS

Net income for 2004 was $559,000 compared to $455,000 in 2003. Our operational results depend to a large degree on net interest income, which is the difference between the interest income received on investments (such as loans, investment securities, federal funds sold, etc.) and the interest expense on deposit liabilities and other borrowings (such as Federal Home Loan Bank advances, federal funds purchased and advances on the line of credit). Net interest income was $4,622,000 for the year ended December 31, 2004 compared to $3,441,000 for the year ended December 31, 2003.

The provision for loan losses in 2004 was $285,000 compared to $194,000 in 2003. The provision for loan losses reflects management's estimate of potential losses inherent in the loan portfolio and the creation of an allowance for loan losses adequate to absorb such losses.

Other operating income for the year ended December 31, 2004 totaled $1,017,000 compared to $866,000 in 2003. Other operating income includes service charges on deposit accounts, mortgage origination fee income and investment security gains. Historically low interest rates during 2004 and 2003 provided us with an opportunity to derive significant income from the origination of mortgage loans. Other operating expenses in 2004 were $4,559,000 compared to $3,458,000 in 2003. The largest component of other operating expenses is salaries and benefits, which totaled $2,318,000 for the year ended December 31, 2004 compared to $1,838,000 in 2003.

NET  INTEREST  INCOME

As stated above, for the years ended December 31, 2004 and 2003, net interest income totaled $4,622,000 and $3,441,000, respectively. Interest income from loans, including fees was $4,589,000 representing a yield of 6.37% in 2004 compared to a yield of 6.73% in 2003. The decrease in the yield during 2004 is directly attributable to the refinancing by customers of existing fixed rate loans at lower prevailing market rates. Also, while the prime rate increased during 2004, many of our variable rate loans are structured with floors well above the prime rate and, as such, the increase in the prime rate during 2004 did not produce an increase in our yield. Interest expense totaled $1,775,000 for the year ended December 31, 2004 compared to $1,607,000 in 2003. The net interest margin realized on earning assets and the interest rate spread were 3.74% and 3.51%, respectively, for the year ended December 31, 2004 compared to an interest rate margin of 3.57% and interest rate spread of 3.34% in 2003.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

AVERAGE  BALANCES  AND  INTEREST  RATES

The table below shows the average balance outstanding for each category of interest earning assets and interest-bearing liabilities for 2004 and 2003 and the average rate of interest earned or paid thereon. Average balances have been derived from the daily balances throughout the period indicated.

                                                For the Year Ended               For the Year Ended
                                                 December 31, 2004                December 31, 2003
                                         --------------------------------  ------------------------------
                                                        (Amounts presented in thousands)

                                          Average                Yield/     Average               Yield/
                                          Balance   Interest      Rate      Balance    Interest    Rate
                                         ---------  ---------  ----------  ---------  ----------  -------
Assets:
  Interest earning assets:
    Loans (including loan fees)          $ 72,087      4,589        6.37%  $ 49,700   $   3,344     6.73%
    Investment securities                  48,679      1,763        3.62%    43,982       1,662     3.78%
    Interest-bearing deposits                 299          6        2.05%       242           9     3.72%
    Federal funds sold                      2,497         39        1.56%     2,556          33     1.29%
                                         ---------  ---------  ----------  ---------  ----------  -------

Total interest earning assets             123,562      6,397        5.18%    96,480       5,048     5.23%
Other non-interest earnings assets         11,177                             9,230
                                         ---------                         ---------

        Total assets                     $134,739                          $105,710
                                         =========                         =========

Liabilities and shareholders' equity:
  Interest-bearing liabilities:
    Deposits:
      Interest-bearing demand
        and savings                      $ 60,900        495        0.81%  $ 48,941   $     474     0.97%
      Time                                 33,367        938        2.81%    26,386         830     3.15%
      Federal Home Loan Bank
        advances                            8,523        277        3.25%     8,500         276     3.25%
      Other borrowings                        167          8        4.79%       416          10     2.40%
      Federal funds purchased               3,014         57        1.89%       877          17     1.94%
                                         ---------  ---------  ----------  ---------  ----------  -------

Total interest-bearing liabilities        105,971      1,775        1.67%    85,120       1,607     1.89%
Other non-interest bearing liabilities     15,130                            13,208
Shareholders' equity                       13,638                             7,382
                                         ---------                         ---------

      Total liabilities and
        shareholders' equity             $134,739                          $105,710
                                         =========                         =========

Excess of interest-earning assets over
  interest bearing liabilities           $ 17,591                          $ 11,360
                                         =========                         =========

Ratio of interest-earning assets
  to interest-bearing liabilities          116.60%                           113.35%

Net interest income                                    4,622                          $   3,441
                                                    =========                         ==========

Net interest spread                                     3.51%                              3.34%

Net interest margin                                     3.74%                              3.57%

Non-accrual loans are included in average loan balances during the periods presented as the balances were not significant.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

VOLUME/RATE  ANALYSIS

Net interest income can also be analyzed in terms of the impact of changing rates and changing volume. The following table describes the extent to which changes in interest rates and changes in the volume of interest-earning assets and interest-bearing liabilities have affected our interest income and interest expense during the periods indicated.

                                               2004 compared to 2003
                                          -------------------------------
                                                Increase (decrease)
                                                 due to change in
                                                                   Net
                                            Rate      Volume     Change
                                          ---------  ---------  ---------
  Interest income on:
    Loans (including loan fees)           $   (188)  $  1,433   $  1,245
    Investment securities                      (72)       173        101
    Interest-bearing deposits                   (5)         2         (3)
    Federal funds sold                           7         (1)         6
                                          ---------  ---------  ---------
        Total interest income                 (258)     1,607      1,349
                                          ---------  ---------  ---------

  Interest expense on:
    Interest-bearing demand and savings        (85)       106         21
    Time deposits                              (96)       204        108
    Federal Home Loan Bank advances              -          1          1
    Other borrowings                             6         (8)        (2)
    Federal funds purchased                     (5)        45         40
                                          ---------  ---------  ---------
        Total interest expense                (180)       348        168
                                          ---------  ---------  ---------

        Net interest income               $    (78)  $  1,259   $  1,181
                                          =========  =========  =========

INTEREST  RATE  SENSITIVITY  AND  ASSET  LIABILITY  MANAGEMENT

Interest rate sensitivity measures the timing and magnitude of the repricing of assets compared with the repricing of liabilities and is an important part of asset/liability management of a financial institution. The objective of interest rate sensitivity management is to generate stable growth in net interest income, and to control the risks associated with interest rate movements. Management constantly reviews interest rate risk exposure and the expected interest rate environment so that adjustments in interest rate sensitivity can be timely made. Since the assets and liabilities of a bank are primarily monetary in nature (payable in fixed, determinable amounts), the performance of a bank is affected more by changes in interest rates than by inflation. Interest rates generally increase as the rate of inflation increases, but the magnitude of the change in rates may not be the same.

Net interest income is the primary component of net income for financial institutions. Net interest income is affected by the timing and magnitude of repricing of as well as the mix of interest sensitive and noninterest sensitive assets and liabilities. "Gap" is a static measurement of the difference between the contractual maturities or repricing dates of interest sensitive assets and interest sensitive liabilities within the following twelve months. Gap is an attempt to predict the behavior of the bank's net interest income in general terms during periods of movement in interest rates. In general, if the bank is asset sensitive, more of its interest sensitive assets are expected to reprice within twelve months than its interest sensitive liabilities over the same period. In a rising interest rate environment, assets repricing more quickly is expected to enhance net interest income. Alternatively, decreasing interest rates would be expected to have the opposite effect on net interest income since assets would theoretically be repricing at lower interest rates more quickly than interest sensitive liabilities. Although it can be used as a general predictor, Gap as a predictor of movements in net interest income has limitations due to the static nature of its definition and due to its inherent assumption that all assets will reprice immediately and fully at the contractually designated time. At December 31, 2004, the bank, as measured by Gap, is in a liability sensitive position. Management has several tools available to it to evaluate and affect interest rate risk, including deposit pricing policies and changes in the mix of various types of assets and liabilities.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

We also measure the actual effects that repricing opportunities have on earnings through simulation modeling, referred to as earnings at risk. For short-term interest rate risk, the bank's model simulates the impact of balance sheet strategies on net interest income, pre-tax income, and net income. The model includes interest rate ramps to test the impact of rising and falling interest rates on projected earnings. Rates are ramped over a one-year period and include a level rate scenario as the benchmark with rising and falling 200 basis point scenarios for comparison. The bank determines the assumptions that are used in the model.

In addition to measuring the effect changes in rates will have on earnings, we also measure the effect of interest rate changes on the economic value of the bank. Economic Value of Equity is measured by calculating the present value of future cash flows for financial instruments on the balance sheet. The model utilizes rate shocks of rising and falling 200 basis points to compare against the level benchmark for best and worst case scenarios. All rates are shocked instantaneously for the 200 basis point movements. The purpose of this measurement is to determine the long-term effect interest rate changes have on the economic value of the balance sheet.

The following table summarizes the amounts of interest-earning assets and interest-bearing liabilities outstanding at December 31, 2004, that are expected to mature, prepay, or reprice in each of the future time periods shown. Except as stated below, the amount of assets or liabilities that mature or reprice during a particular period was determined in accordance with the contractual terms of the asset or liability. Adjustable rate loans are included in the period in which interest rates are next scheduled to adjust rather than in the period in which they are due, and fixed rate loans and mortgage-backed securities are included in the periods in which they are anticipated to be repaid based on scheduled maturities. The bank's savings accounts and interest-bearing demand accounts (NOW and money market deposit accounts), which are generally subject to immediate withdrawal, are included in the "Three Months or Less" category, although historical experience has proven these deposits to be more stable over the course of a year.

                                                             At December 31, 2004
                                                            (dollars in thousands)

                                            Three
                                            Months     Four Months     1 to 5     Over 5
                                           or Less     to 12 Months     Years     Years     Total
                                          ----------  --------------  ---------  --------  --------
Interest-earning assets:
   Investment securities                  $       -   $           -   $ 16,351   $32,533   $ 48,884
   Interest-bearing deposits                      -             595        495         -      1,090
   Loans                                     58,620           4,257     19,376     2,761     85,014
                                          ----------  --------------  ---------  --------  --------

Total interest-bearing assets                58,620           4,852     36,222    35,294    134,988
                                          ----------  --------------  ---------  --------  --------

Interest-bearing liabilities:
   Deposits:
      Savings and demand                     59,665               -          -         -     59,665
      Time deposits                          11,605          18,375     10,203         -     40,183
   Federal Home Loan Bank advances                -               -      3,000     5,500      8,500
   Federal funds purchased                    8,858               -          -         -      8,858
                                          ----------  --------------  ---------  --------  --------

Total interest-bearing liabilities           80,128          18,375     13,203     5,500    117,206
                                          ----------  --------------  ---------  --------  --------

Interest sensitive difference per period    (21,508)        (13,523)    23,019    29,794   $ 17,782
                                                                                           ========
Cumulative interest sensitivity
   difference                             $ (21,508)        (35,031)   (12,012)   17,782
                                          ==========  ==============  =========  ========

Cumulative difference to total assets       (14.58%)        (23.75%)    (8.14%)    12.05%
                                          ==========  ==============  =========  ========

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

At December 31, 2004, the difference between the bank's liabilities and assets repricing or maturing within one year was $35,031,000. Due to an excess of liabilities repricing or maturing within one year, an increase in interest rates would cause the bank's net interest income to decline.

Certain shortcomings are inherent in the method of analysis presented in the foregoing table. For example, although certain assets and liabilities may have similar maturities or periods of repricing, they may reflect changes in market interest rates differently. Additionally, certain assets, such as adjustable-rate mortgages, have features that restrict changes in interest rates, both on a short-term basis and over the life of the asset. Other factors which may affect the assumptions made in the table include changes in interest rates, pre-payment rates, early withdrawal levels, and the ability of borrowers to service their debt.

PROVISION  AND  ALLOWANCE  FOR  LOAN  LOSSES

The provision for loan losses is the charge to operating earnings that management believes is necessary to maintain the allowance for loan losses at an adequate level. The provision charged to expense was $285,000 for the year ended December 31, 2004 as compared to $194,000 for the year ended December 31, 2003. The loan portfolio increased by approximately $27.4 million during the year ended December 31, 2004 compared to an increase of $13.5 million during the year ended December 31, 2003. The allowance for loan losses was 1.26% of gross loans at December 31, 2004 compared to 1.39% at December 31, 2003. There are risks inherent in making all loans, including risks with respect to the period of time over which loans may be repaid, risks resulting from changes in economic and industry conditions, risks inherent in dealing with individual borrowers, and, in the case of a collateralized loan, risks resulting from uncertainties about the future value of the collateral. We anticipate maintaining an allowance for loan losses based on, among other things, historical experience, an evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality. Our judgment about the adequacy of the allowance is based upon a number of assumptions about future events, which we believe to be reasonable, but which may not prove to be accurate. Thus, there is a risk that charge-offs in future periods could exceed the allowance for loan losses or that substantial additional increases in the allowance for loan losses could be required. Additions to the allowance for loan losses would result in a decrease of our net earnings and, possibly, our capital.

The following table summarizes information concerning the allowance for loan losses:

                                                     December 31,
                                                  ------------------
                                                   2004      2003
                                                  -------  ---------
Balance at beginning of year                      $  802   $    640
  Charge-offs:
     Commercial                                        5          -
     Real estate - construction                        -         19
     Real estate - mortgage                            -          -
     Consumer                                          7         26
                                                  -------  ---------

        Total charge-offs                             12         45

     Recoveries:
     Commercial                                        -          -
     Real estate - construction                        -          -
     Real estate - mortgage                            -          7
     Consumer                                          -          6
                                                  -------  ---------

        Total recoveries                               -         13
                                                  -------  ---------

  Net charge-offs                                     12         32
  Additions charged to operations                    285        194
                                                  -------  ---------

  Balance at end of year                          $1,075   $    802
                                                  =======  =========

  Ratio of net charge-offs during period to
     average loans outstanding during the period    .017%      .064%

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

The following table summarizes other real estate and repossessions, past due and non-accrual loans, and income that would have been reported on non-accrual loans as of December 31, 2004 and 2003 (amounts are presented in thousands):

                                           December 31,
                                         ----------------
                                          2004     2003
                                         ------  --------
Other real estate and repossessions      $    -  $      -
Accruing loans 90 days or more past due       -         -
Non-accrual loans                            16         -
Interest on non-accrual loans which
   would have been reported                   -         -

NONINTEREST  INCOME  AND  EXPENSE

Noninterest income for the year ended December 31, 2004 totaled $1,017,000 as compared to $866,000 for the year ended December 31, 2003. This increase in noninterest income was primarily due to an increase in service charges on deposit accounts. Service charges on deposit accounts grew as the number of accounts increased in 2004 as compared to 2003.

Total noninterest expense for the year ended December 31, 2004 was $4,559,000 as compared to $3,458,000 for the same period in 2003. Salaries and benefits, the largest component of noninterest expense, totaled $2,318,000 for the year ended December 31, 2004, compared to $1,838,000 for the same period a year ago. Salary and benefits expense primarily increased due to the increase in full time equivalent employees from 37 at December 31, 2003 to 41 at December 31, 2004 as well as other annual salary increases. Other operating expenses were $1,742,000 for the year ended December 31, 2004 as compared to $1,266,000 for the year ended December 31, 2003. The increase in noninterest expenses is due primarily to the continued growth of the bank.

INCOME  TAXES

For the year ended December 31, 2004, we recognized income tax expense of $237,000 compared to $199,000 in 2003. Our effective tax rate in 2004 and 2003 was approximately 30%.

FINANCIAL CONDITION

Total assets increased $29,565,000, or 25% from December 31, 2003 to December 31, 2004. The primary source of growth in assets was net loans, which increased $27,157,000 or 48%, during the year ended December 31, 2004. Total deposits increased $20,659,000, or 22% during 2004.

INTEREST  EARNING  ASSETS

LOANS

Gross loans totaled $85,014,000 at December 31, 2004, an increase of $27,430,000 or 48% since December 31, 2003. The largest increase in loans was in commercial, financial and agricultural loans, which increased $11,980,000 or 40% to $41,998,000 at December 31, 2004. Real estate construction loans increased $9,522,000 during 2004. Balances within the major loans receivable categories as of December 31, 2004 and December 31, 2003 are as follows:

                                               2004              2003
                                        -----------------  -----------------
Commercial, financial and agricultural  $41,997,789   49%  $30,017,333   52%
Real estate - mortgage                   14,210,709   17%    8,423,916   15%
Real estate - construction               25,676,400   30%   16,154,111   28%
Consumer                                  3,129,361    4%    2,989,302    5%
                                        -----------  ----  -----------  ----

                                        $85,014,259  100%  $57,584,662  100%
                                        ===========  ====  ===========  ====

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

As of December 31, 2004, maturities of loans in the indicated classifications were as follows:

                             Real Estate
               Commercial   Construction      Total
               -----------  -------------  -----------
Maturity

Within 1 year  $ 9,471,660  $  21,635,323  $31,106,983
1 to 5 years    27,710,952      4,041,077   31,752,029
Over 5 years     4,815,177              -    4,815,177
               -----------  -------------  -----------

  Totals       $41,997,789  $  25,676,400  $67,674,189
               ===========  =============  ===========

As of December 31, 2004, the interest terms of loans in the indicated classification for the indicated maturity ranges are as follows:

                            Fixed Interest   Variable Interest
                                 Rates             Rates            Total
                            ---------------  ------------------  -----------
Commercial
  1 to 5 years              $    12,303,019  $       15,407,933  $27,710,952
  Over 5 years                      752,646           4,062,532    4,815,178

Real estate - construction
  1 to 5 years                            -           4,041,077    4,041,077
  Over 5 years                            -                   -            -
                            ---------------  ------------------  -----------

                            $    13,055,665  $       23,511,542  $36,567,207
                            ===============  ==================  ===========

INVESTMENT  SECURITIES

Investment securities available-for-sale decreased slightly to $47,865,000 at December 31, 2004 from $48,096,000 at December 31, 2003. All of the bank's marketable investment securities were designated as available-for-sale at December 31, 2004 and 2003.

The following table presents the investments by category at December 31, 2004 and 2003:

                                      2004                      2003
                            ------------------------  ------------------------
                             Amortized    Estimated    Amortized    Estimated
                               Cost      Fair Value      Cost      Fair Value
                            -----------  -----------  -----------  -----------
U.S. Government and
  federal agencies          $17,942,139  $17,793,753  $ 5,647,195  $ 5,566,393
Mortgage-backed securities   30,616,058   30,071,359   42,869,781   42,529,340
                            -----------  -----------  -----------  -----------

                            $48,558,197  $47,865,112  $48,516,976  $48,095,733
                            ===========  ===========  ===========  ===========

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

The following table presents the maturities of investment securities at carrying value and the weighted average yields for each range of maturities presented:

                                     U.S.
                                  Government   Weighted    Mortgage    Weighted
                                 and Federal    Average     Backed      Average
                                   Agencies     Yields    Securities    Yields
                                 ------------  ---------  -----------  ---------
Maturities at December 31, 2004

After 1 through 5 years          $ 15,815,332      3.16%  $   535,661      4.00%
After 5 through 10 years            1,978,421      3.53%   13,099,497      4.22%
After 10 years                              -         -    16,436,201      4.20%
                                 ------------  ---------  -----------  ---------

Totals                           $ 17,793,753      3.20%  $30,071,359      4.20%
                                 ============  =========  ===========  =========

DEPOSITS

At December 31, 2004, total deposits increased by $20,659,000, or 22% from December 31, 2003. Noninterest-bearing demand deposits increased $2,103,000 or 16% and interest-bearing deposits increased $18,556,000 or 23%.

Balances within the major deposit categories as of December 31, 2004 and December 31, 2003 are as follows:

                                          2004         2003
                                      ------------  -----------
Non-interest bearing demand deposits  $ 15,445,889  $13,342,450
Interest-bearing demand deposits        55,158,217   52,394,310
Savings deposits                         4,506,941    2,438,973
Time deposits                           25,754,392   20,108,509
Time deposits over $100,000             14,428,709    6,351,371
                                      ------------  -----------

                                      $115,294,148  $94,635,613
                                      ============  ===========

The average balance of deposits and the average rates paid on such deposits are summarized for the periods indicated in the following table:

                                                      December 31,
                                     ---------------------------------------------
                                              2004                   2003
                                     ---------------------------------------------
                                         (Amounts are presented in thousands)

                                       Amount       Rate        Amount      Rate
Non-interest bearing demand          $    16,013         -   $     12,495       -
Interest-bearing demand and savings       60,900      0.81%        48,941    0.97%
Time deposits                             33,367      2.81%        26,386    3.15%
                                     -----------             ------------

                                     $   110,280             $     87,822
                                     ===========             ============

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

Maturities of time certificates of deposit of $100,000 or more outstanding at December 31, 2004, are summarized as follows (Amounts are presented in thousands):

Within 3 months            $ 6,048
After 3 through 6 months     2,383
After 6 through 12 months    2,736
After 12 months              3,262
                           -------

     Total                 $14,429
                           =======

CAPITAL  RESOURCES

Total shareholders' equity increased from $7,644,000 at December 31, 2003 to $14,013,000 at December 31, 2004. This increase of $6,369,000 was due to net earnings of $559,000 for the period and proceeds from our common stock offering of $6,020,000, net of stock issue costs of $41,000, partially offset by a decrease of $169,000 in the fair value of securities available-for-sale, net of tax. The proceeds from the offering will primarily be used to provide additional working capital for the Bank.

Bank holding companies, such as ours, and their banking subsidiaries are required by banking regulators to meet certain minimum levels of capital adequacy, which are expressed in the form of certain ratios. Capital is separated into Tier 1 capital (essentially common shareholders' equity less intangible assets) and Tier 2 capital (essentially the allowance for loan losses limited to 1.25% of risk-weighted assets). The first two ratios, which are based on the degree of credit risk in our assets, provide the weighting of assets based on assigned risk factors and include off-balance sheet items such as loan commitments and stand-by letters of credit. The ratio of Tier 1 capital to risk-weighted assets must be at least 4.0% and the ratio of total capital (Tier 1 capital plus Tier 2 capital) to risk-weighted assets must be at least 8.0%. The capital leverage ratio supplements the risk-based capital guidelines.

Banks and bank holding companies are required to maintain a minimum ratio of Tier 1 capital to adjusted quarterly average total assets of 3.0%.

The following table summarizes the bank's risk-based capital ratios at December 31, 2004:

Tier 1 capital (to risk-weighted assets)  12.56%
Total capital (to risk-weighted assets)   13.61%
Tier 1 capital (to total average assets)   8.89%

LIQUIDITY

The Bank must maintain, on a daily basis, sufficient funds to cover the withdrawals from depositors' accounts and to supply new borrowers with funds. To meet these obligations, the bank keeps cash on hand, maintains account balances with its correspondent banks, and purchases and sells federal funds and other short-term investments. Asset and liability maturities are monitored in an attempt to match the maturities to meet liquidity needs. It is the policy of the bank to monitor its liquidity to meet regulatory requirements and our local funding requirements.

Management is not aware of any significant concentrations of loans to classes of borrowers or industries that would be affected similarly by economic conditions. Although the Bank's loan portfolio is diversified, a substantial portion of its borrowers' ability to honor the terms of their loans is dependent on the economic conditions in Cherokee County and surrounding areas.

The Bank maintains relationships with correspondent banks that can provide funds to it on short notice, if needed. Presently, the Bank has arrangements with commercial banks for short term unsecured advances up to $14,400,000, with $5,542,000 available at December 31, 2004.

Cash and cash equivalents as of December 31, 2004 increased $442,000 from December 31, 2003. Cash provided by operating activities totaled $1,231,000 in 2004, while inflows from financing activities totaled $28,631,000, which were attributable to net increases in deposits, federal funds purchased, and proceeds from the issuance of common stock.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

During 2004, investing activities used $29,421,000 of cash and cash equivalents. Investing activities included net loans made to customers of approximately $27,442,000, purchases of investment securities available-for-sale of $24,676,000 and purchases of premises and equipment of $560,000, partially offset by maturities and sales of investment securities available-for-sale of approximately $24,590,000.

OFF  BALANCE  SHEET  ARRANGEMENTS

We are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of our customers. These financial instruments consist of commitments to extend credit and standby letters of credit. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Standby letters of credit are written conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. Most letters of credit extend for less than one year. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. A commitment involves, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets. Our exposure to credit loss in the event of non-performance by the other party to the instrument is represented by the contractual notional amount of the instrument.

Since certain commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. We use the same credit policies in making commitments to extend credit as we do for on-balance-sheet instruments. Collateral held for commitments to extend credit varies but may include accounts receivable, inventory, property, plant, equipment, and income-producing commercial properties.

The following table summarizes our off-balance-sheet financial instruments whose contract amounts represent credit risk as of December 31, 2004:

Commitments to extend credit  $19,923,000
Standby letters of credit     $   443,000

INFLATION

Inflation impacts the growth in total assets in the banking industry and causes a need to increase equity capital at higher than normal rates to meet capital adequacy requirements. We cope with the effects of inflation through the management of interest rate sensitivity gap position, by periodically reviewing and adjusting its pricing of services to consider current costs and through managing our level of net income relative to our dividend payout policy.

SELECTED  RATIOS

The following table sets out certain ratios of the Company for the years indicated.

                                   2004   2003
                                  ------  -----
Net income to:
  Average stockholders' equity     4.10%  6.17%
  Average assets                    .41%   .43%
Dividends to net income               -      -
Average equity to average assets  10.12%  6.98%

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, CONTINUED

RECENT  ACCOUNTING  PRONOUNCEMENTS

In December 2004, the Financial Accounting Standards Board ("FASB") adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment ("SFAS No. 123(R)"), which revises and amends SFAS No. 123. SFAS No. 123(R) requires all share-based payments to employees, including stock options, to be recognized in the financial statements based on their fair values. Upon adoption, pro forma disclosure is no longer an alternative to financial statement recognition. SFAS No. 123(R) will be effective for the Company for financial statements beginning after December 15, 2005. The Company is still evaluating the transition provisions allowed by SFAS No. 123(R) and expects to adopt its provisions in the first quarter of 2006. The Company has not yet determined the financial statement impact of the pronouncement.

In March 2004, The Emerging Issues Task Force ("EITF") issued EITF 03-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance for evaluating whether an investment is other-than-temporarily impaired. The disclosure guidance was effective for other-than-temporary impairment evaluations made in reporting periods beginning after June 15, 2004,whereas the recognition and measurement guidance has been deferred. The disclosures required by EITF 03-1 are included in Note 2 to the consolidated financial statements. The Company did not recognize an impairment loss on any investment in 2004 or 2003.

Other accounting standards that have been issued or proposed by the Financial Accounting Standards Board and other standard setting entities that do not require adoption until a future date are not expected to have a material impact on our consolidated financial statements upon adoption.

                                 [LOGO OMITTED]
                            Porter Keadle Moore, LLP
                            ------------------------


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Cherokee Banking Company
Canton, Georgia

We have audited the accompanying consolidated balance sheets of Cherokee Banking Company and subsidiary as of December 31, 2004 and 2003, and the related statements of earnings, changes in shareholders' equity, comprehensive income and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cherokee Banking Company and subsidiary as of December 31, 2004 and 2003 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ Porter Keadle Moore, LLP

Atlanta, Georgia
February 4, 2005


                          Certified Public Accountants
--------------------------------------------------------------------------------
      Suite 1800 - 235 Peachtree Street NE - Atlanta, Georgia 30303 - Phone
                 404-588-4200 - Fax 404-588-4222 - www.pkm.com

                                        CHEROKEE BANKING COMPANY

                                      CONSOLIDATED BALANCE SHEETS
                                       DECEMBER 31, 2004 AND 2003


                                  Assets                                       2004           2003
                                  ------                                   -------------  -------------
Cash and due from banks, including reserve requirements
    of $1,425,000 and $1,665,000                                           $  4,813,723   $  4,371,985

Interest-bearing deposits at other financial institutions                     1,090,000        100,000
Investment securities available-for-sale                                     47,865,112     48,095,733
Other investments                                                             1,018,750        675,350
Loans, net                                                                   83,939,597     56,782,597
Premises and equipment, net                                                   5,159,501      4,909,085
Accrued interest receivable and other assets                                  3,622,675      3,009,164
                                                                           -------------  -------------

          Total assets                                                     $147,509,358   $117,943,914
                                                                           =============  =============

                  Liabilities and Shareholders' Equity
                  ------------------------------------

Deposits:
    Demand                                                                 $ 15,445,889   $ 13,342,450
    Money market and NOW accounts                                            55,158,217     52,394,310
    Savings                                                                   4,506,941      2,438,973
    Time                                                                     25,754,392     20,108,509
    Time over $100,000                                                       14,428,709      6,351,371
                                                                           -------------  -------------
           Total deposits                                                   115,294,148     94,635,613

Advances from Federal Home Loan Bank                                          8,500,000      8,500,000
Federal funds purchased                                                       8,858,000      5,864,000
Other borrowings                                                                      -      1,000,000
Accrued interest payable and other liabilities                                  844,016        300,110
                                                                           -------------  -------------

          Total liabilities                                                 133,496,164    110,299,723
                                                                           -------------  -------------

Commitments

Shareholders' equity:
    Preferred stock, no par value, 2,000,000 shares authorized,
        no shares issued and outstanding                                              -              -
    Common stock, no par value, 10,000,000 shares authorized,
        1,242,515 and 812,515 shares issued and outstanding, respectively    13,728,330      7,749,680
    Retained earnings                                                           714,576        155,681
    Accumulated other comprehensive loss                                       (429,712)      (261,170)
                                                                           -------------  -------------

          Total shareholders' equity                                         14,013,194      7,644,191
                                                                           -------------  -------------

          Total liabilities and shareholders' equity                       $147,509,358   $117,943,914
                                                                           =============  =============

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                     CHEROKEE BANKING COMPANY

                               CONSOLIDATED STATEMENTS OF EARNINGS
                          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                              2004        2003
                                                                           ----------  ----------
Interest income:
    Interest and fees on loans                                             $4,589,113  $3,343,771
    Interest and dividends on investment securities                         1,763,432   1,662,352
    Interest on federal funds sold                                             38,547      32,646
    Interest on interest-bearing deposits at other financial institutions       6,121       9,258
                                                                           ----------  ----------

          Total interest income                                             6,397,213   5,048,027
                                                                           ----------  ----------

Interest expense:
    Interest on money market and NOW accounts                                 478,691     459,829
    Interest on savings and time deposits                                     953,921     843,828
    Interest on other borrowings                                              342,251     303,729
                                                                           ----------  ----------

          Total interest expense                                            1,774,863   1,607,386
                                                                           ----------  ----------

          Net interest income                                               4,622,350   3,440,641

Provision for loan losses                                                     284,949     194,076
                                                                           ----------  ----------

          Net interest income after provision for loan losses               4,337,401   3,246,565
                                                                           ----------  ----------

Other income:
    Service charges on deposit accounts                                       560,314     432,269
    Mortgage origination fees                                                 233,259     242,939
    Investment security gains, net                                              4,462      34,616
    Other income                                                              219,211     155,769
                                                                           ----------  ----------

          Total other income                                                1,017,246     865,593
                                                                           ----------  ----------

Other expenses:
    Salaries and employee benefits                                          2,318,022   1,838,193
    Occupancy and equipment                                                   498,681     354,278
    Other operating                                                         1,741,979   1,265,522
                                                                           ----------  ----------

          Total other expenses                                              4,558,682   3,457,993
                                                                           ----------  ----------

          Earnings before income taxes                                        795,965     654,165

Income tax expense                                                            237,070     198,916
                                                                           ----------  ----------

          Net earnings                                                     $  558,895  $  455,249
                                                                           ==========  ==========

Basic earnings per share                                                   $     0.48  $     0.56
                                                                           ==========  ==========

Diluted earnings per share                                                 $     0.44  $     0.50
                                                                           ==========  ==========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                        CHEROKEE BANKING COMPANY

                            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                             FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                    2004        2003
                                                                                 ----------  ----------
Net earnings                                                                     $ 558,895   $ 455,249
                                                                                 ----------  ----------

Other comprehensive loss, net of tax:
    Unrealized losses on investment securities available-
        for-sale, net of income taxes of $101,604 and $260,736                    (165,776)   (425,391)

    Reclassification adjustments for gains on sale of investment securities
        available-for-sale, net of income taxes of $1,696 and $13,154               (2,766)    (21,462)
                                                                                 ----------  ----------

Other comprehensive loss                                                          (168,542)   (446,853)
                                                                                 ----------  ----------

Comprehensive income                                                             $ 390,353   $   8,396
                                                                                 ==========  ==========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                           CHEROKEE BANKING COMPANY

                          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                               ACCUMULATED
                                             COMMON STOCK                         OTHER            TOTAL
                                         ----------------------   RETAINED    COMPREHENSIVE    SHAREHOLDERS'
                                          SHARES      AMOUNT      EARNINGS    INCOME (LOSS)       EQUITY
                                         ---------  -----------  ----------  ---------------  ---------------
BALANCE, DECEMBER 31, 2002                 738,658  $ 7,330,505  $ 119,607   $      185,683   $    7,635,795
    Net earnings                                 -            -    455,249                -          455,249
    Stock dividend                          73,857      419,175   (419,175)               -                -
    Change in unrealized gain/loss on
      investment securities available-
      for-sale, net of tax                       -            -          -         (446,853)        (446,853)
                                         ---------  -----------  ----------  ---------------  ---------------
BALANCE, DECEMBER 31, 2003                 812,515    7,749,680    155,681         (261,170)       7,644,191
    Net earnings                                 -            -    558,895                -          558,895
    Issuance of common stock, net
     of stock issuance costs of $41,350    430,000    5,978,650          -                -        5,978,650
    Change in unrealized gain/loss on
      investment securities available-
      for-sale, net of tax                       -            -          -         (168,542)        (168,542)
                                         ---------  -----------  ----------  ---------------  ---------------
BALANCE, DECEMBER 31, 2004               1,242,515  $13,728,330  $ 714,576   $     (429,712)  $   14,013,194
                                         =========  ===========  ==========  ===============  ===============

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                     CHEROKEE BANKING COMPANY

                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                         2004           2003
                                                                     -------------  -------------
Cash flows from operating activities:
    Net earnings                                                     $    558,895   $    455,249
    Adjustments to reconcile net earnings to net cash
        provided by operating activities:
        Depreciation, amortization and accretion                          358,193        293,570
        Provision for loan losses                                         284,949        194,076
        Deferred income tax benefit                                      (139,291)       (36,232)
        Investment security gains, net                                     (4,462)       (34,616)
        Change in:
              Accrued interest receivable and other assets               (370,921)      (420,985)
              Accrued interest payable and other liabilities              543,906       (239,243)
                                                                     -------------  -------------

              Net cash provided by operating activities                 1,231,269        211,819
                                                                     -------------  -------------

Cash flows from investing activities:
    Proceeds from sales of investment securities available-for-sale    15,710,937      4,124,494
    Proceeds from calls and maturities of investment securities
       available-for-sale                                               8,879,284     18,399,582
    Purchases of investment securities available-for-sale             (24,676,077)   (36,516,588)
    Change in interest-bearing deposits                                  (990,000)       198,000
    Purchases of other investments                                       (343,400)             -
    Proceeds from sale of other real estate                                     -         62,000
    Net change in loans                                               (27,441,949)   (13,555,992)
    Purchase of premises and equipment                                   (559,511)    (1,377,749)
                                                                     -------------  -------------

            Net cash used in investing activities                     (29,420,716)   (28,666,253)
                                                                     -------------  -------------

Cash flows from financing activities:
    Net change in deposits                                             20,658,535     14,378,778
    Net change in federal funds purchased                               2,994,000      5,864,000
    Proceeds from other borrowings                                              -      1,000,000
    Repayment of other borrowings                                      (1,000,000)             -
    Proceeds from issuance of common stock                              6,020,000              -
    Stock issuance costs                                                  (41,350)             -
                                                                     -------------  -------------

            Net cash provided by financing activities                  28,631,185     21,242,778
                                                                     -------------  -------------

Net change in in cash and cash equivalents                                441,738     (7,211,656)

Cash and cash equivalents at beginning of year                          4,371,985     11,583,641
                                                                     -------------  -------------

Cash and cash equivalents at end of year                             $  4,813,723   $  4,371,985
                                                                     =============  =============

    Supplemental schedule of noncash investing and financing
       activities consisting of change in unrealized gain/loss on
       investment securities available-for-sale, net of tax          $   (168,542)  $   (446,853)

    Supplemental disclosures of cash flow information:
       Cash paid during the year for interest                        $  1,550,504   $  1,662,925
       Cash paid during the year for income taxes                    $    396,186   $    297,973


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                            CHEROKEE BANKING COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

                            CHEROKEE BANKING COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION

          The consolidated financial statements include the accounts of Cherokee Banking Company (the "Company") and its wholly owned subsidiary, Cherokee Bank, N.A. (the "Bank"). All significant intercompany accounts and transactions have been eliminated in consolidation.

          The Company was incorporated for the purpose of becoming a bank holding company. The Bank commenced business on July 26, 1999 upon receipt of its banking charter from the Office of the Comptroller of the Currency ("OCC"). The Bank is primarily regulated by the OCC and undergoes periodic examinations by this regulatory agency. The Company is regulated by the Federal Reserve and also is subject to periodic examinations. The Bank provides a full range of commercial and consumer banking services throughout the city of Canton and the Cherokee County area in Georgia.

          The accounting principles followed by the Company and the Bank, and the methods of applying these principles, conform with accounting principles generally accepted in the United States of America ("GAAP") and with general practices in the banking industry. In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ significantly from these estimates. Material estimates common to the banking industry that are particularly susceptible to significant change in the near term include, but are not limited to, the determination of the allowance for loan losses, the valuation of real estate acquired in connection with or in lieu of foreclosure on loans, and valuation allowances associated with the realization of deferred tax assets, which are based on future taxable income.

          CASH AND CASH EQUIVALENTS

          Cash and cash equivalents include amounts due from banks, interest-bearing demand deposits with banks and federal funds sold. Generally, federal funds are sold for one-day periods.

          INVESTMENT SECURITIES

          The Company classifies its securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities for which the Company has the ability and intent to hold until maturity. All securities not included in trading or held-to-maturity are classified as available-for-sale. At December 31, 2004 and 2003, all investment securities were classified as available-for-sale.

          Trading and available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses on trading securities of which the Company currently has none would be recognized in earnings. Unrealized holding gains and losses, net of the related tax effect, on securities available-for-sale are excluded from earnings and are reported as a separate component of shareholders' equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer.

          A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary is charged to earnings and establishes a new cost basis for the security.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          INVESTMENT SECURITIES (CONTINUED)

          Premiums and discounts are amortized or accreted over the life of the related securities as adjustments to the yield. Realized gains and losses for securities classified as available-for-sale and held-to-maturity are included in earnings and are derived using the specific identification method for determining the cost of securities sold. In estimating other-than-temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in the fair value.

          OTHER  INVESTMENTS

          Other investments include equity securities with no readily determinable fair value. These investments are carried at cost.

          LOANS  AND  ALLOWANCE  FOR  LOAN  LOSSES

          Interest on loans is calculated by using the simple interest method on daily balances of the principal amount outstanding.

          Nonrefundable loan fees and certain direct loan origination costs are accounted for over the life of the related loan as an adjustment to the yield.

          A loan is considered impaired when, based on current information and events, it is probable that all amounts due according to contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price, or at the fair value of the collateral of the loan if the loan is collateral dependent. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful.

          The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance represents an amount which, in management's judgment, will be adequate to absorb probable losses on existing loans that may become uncollectible.

          Management's judgment in determining the adequacy of the allowance is based on evaluations of the collectibility of loans. These evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, current economic conditions that may affect the borrower's ability to pay, overall portfolio quality and review of specific problem loans. In determining the adequacy of the allowance for loan losses, management uses a loan grading system that rates loans in eight different categories. Grades are assigned allocations of loss based on peer group loss experience and regulatory guidelines. The combination of these results are compared monthly to the recorded allowance for loan losses and material differences are adjusted by increasing or decreasing the provision for loan losses. Management uses an external independent loan reviewer to challenge and corroborate its loan gradings and provide additional analysis, including peer group comparisons, in determining the adequacy of the allowance for loan losses and necessary provisions to the allowance.

          Management believes that the allowance for loan losses is adequate. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on judgments different than those of management.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          PREMISES AND EQUIPMENT

          Premises and equipment are stated at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Costs incurred for maintenance and repairs are expensed currently.

          Depreciation expense is computed over the following estimated useful lives:

Land improvements               15 years
Buildings and improvements      10 - 40 years
Furniture and equipment          3 - 10 years

          INCOME TAXES

          Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

          In the event the future tax consequences of differences between the financial reporting bases and the tax bases of the assets and liabilities results in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such asset is required. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the realizability of the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

          EARNINGS  PER  SHARE

          Basic earnings per share are based on the weighted average number of common shares outstanding during the period while the effects of potential shares outstanding during the year are included in diluted earnings per share.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          EARNINGS PER SHARE (CONTINUED)

          The reconciliation of the amounts used in the computation of both basic earnings per share and diluted earnings per share for 2004 and 2003 is presented as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      ---------------------------
                                                          2004          2003
                                                      ------------  -------------
Net earnings                                          $    558,895  $     455,249
                                                      ============  =============

Weighted average number of common shares outstanding     1,166,811        812,515
Effect of dilutive options and warrants                    106,498         96,546
                                                      ------------  -------------

Weighted average number of common shares outstanding
   used to calculate diluted earnings per share          1,273,309        909,061
                                                      ============  =============

Basic earnings per share                              $        .48  $         .56
                                                      ============  =============

Diluted earnings per share                            $        .44  $         .50
                                                      ============  =============

          STOCK-BASED  COMPENSATION  PLANS

          The Company sponsors stock-based compensation plans, which are described more fully in Note 10. The Company accounts for these plans under the recognition and measurement principles of Accounting
          Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based employee compensation cost is reflected in net earnings, as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net earnings and earnings per share if the Company had applied the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the years ended December 31, 2004 and 2003.

                                                   YEARS ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2004          2003
                                                 ------------  -------------
Net earnings, as reported                        $    558,895  $     455,249
Deduct: Total stock-based employee compensation
    expense determined under fair value based
    method for all awards, net of tax                  31,290         19,343
                                                 ------------  -------------
Pro forma net earnings                           $    527,605        435,906
                                                 ============  =============
Basic earnings per share:
  As reported                                    $        .48  $        0.56
                                                 ============  =============
  Pro forma                                      $        .45  $        0.54
                                                 ============  =============
Diluted earnings per share:
  As reported                                    $        .44  $        0.50
                                                 ============  =============
  Pro forma                                      $        .41  $        0.48
                                                 ============  =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          RECENT  ACCOUNTING  PRONOUNCEMENTS

          In December 2004, the Financial Accounting Standards Board ("FASB") published FASB Statement No. 123 (revised 2004), "Share-Based Payment" ("FAS 123(R)" or the "Statement"). FAS 123(R) requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. FAS 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. FAS 123(R) is a replacement of FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to
          Employees,  and  its  related  interpretive  guidance  (APB  25).

          The effect of the Statement will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award. FAS 123(R) permits entities to use any option-pricing model that meets the fair value objective in the Statement. The Company will be required to apply FAS 123(R) as of the beginning of its first interim period that begins after December 15, 2005, which will be the year ending December 31, 2006. The Company is still evaluating the transition provisions allowed by SFAS No. 123(R) and expects to adopt its provisions in the first quarter of 2006. The Company has not yet determined the financial statement impact of the pronouncement.

          In March 2004, the Emerging Issues Task Force ("EITF") released EITF Issue 03-01, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. The Issue provides guidance for determining whether an investment is other-than-temporarily impaired and requires certain disclosures with respect to these investments. The recognition and measurement guidance for other-than-temporary impairment has been delayed by the issuance of FASB Staff Position EITF 03-1-1 on September 30, 2004. The disclosures required by EITF 03-1 are included in Note 2 to the consolidated financial statements. The Company did not recognize an impairment loss on any investment in 2004 or 2003.

          Other accounting standards that have been issued or proposed by the FASB and other standard setting entities that do not require adoption until a future date are not expected to have a material impact on the Company's consolidated financial statements upon adoption.

NOTE 2.   INVESTMENT SECURITIES

          At December 31, 2004 and 2003, investment securities available-for-sale consisted of the following:

                                            GROSS        GROSS      ESTIMATED
                             AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                               COST         GAINS       LOSSES        VALUE
                            -----------  -----------  -----------  -----------
DECEMBER 31, 2004:
U.S. GOVERNMENT AND
   FEDERAL AGENCIES         $17,942,139  $     5,244  $   153,630  $17,793,753
MORTGAGE-BACKED SECURITIES   30,616,058        4,614      549,313   30,071,359
                            -----------  -----------  -----------  -----------
                            $48,558,197  $     9,858  $   702,943  $47,865,112
                            ===========  ===========  ===========  ===========
December 31, 2003:
U.S. Government and
   federal agencies         $ 5,647,195  $    10,926  $    91,728  $ 5,566,393
Mortgage-backed securities   42,869,781      209,424      549,865   42,529,340
                            -----------  -----------  -----------  -----------
                            $48,516,976  $   220,350  $   641,593  $48,095,733
                            ===========  ===========  ===========  ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          Unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2004 and 2003 are summarized as follows:

                              LESS THAN TWELVE MONTHS       OVER TWELVE MONTHS
                            ---------------------------  ------------------------
                                              GROSS                      GROSS
                                FAIR       UNREALIZED       FAIR      UNREALIZED
                               VALUE         LOSSES         VALUE       LOSSES
                            ------------  -------------  -----------  -----------
DECEMBER 31, 2004:
U.S. Government and
   federal agencies         $ 13,808,441  $     153,630  $         -  $         -
Mortgage-backed securities    15,640,728        244,268   12,462,411      305,045
                            ------------  -------------  -----------  -----------
                            $ 29,449,169  $     397,898  $12,462,411  $   305,045
                            ============  =============  ===========  ===========

                              Less Than Twelve Months       Over Twelve Months
                            ---------------------------  ------------------------
                                              Gross                      Gross
                                Fair       Unrealized       Fair      Unrealized
                               Value         Losses         Value       Losses
                            ------------  -------------  -----------  -----------
December 31, 2003:
U.S. Government and
   federal agencies         $  2,901,394  $      91,728  $         -  $         -
Mortgage-backed securities    28,107,836        537,559    1,531,121       12,306
                            ------------  -------------  -----------  -----------
                            $ 31,009,230  $     629,287  $ 1,531,121  $    12,306
                            ============  =============  ===========  ===========

          At December 31, 2004, unrealized losses in the investment portfolio related to debt securities. The unrealized losses on the debt securities arose due to changing interest rates and market conditions and are considered to be temporary because of acceptable investment grades where the repayment sources of principal and interest are largely backed by the U.S. Government. At December 31, 2004, there were 40 out of 46 securities issued by U.S. Government agencies and Government sponsored corporations, including mortgage-backed securities, that contained unrealized losses.

          At December 31, 2003, unrealized losses in the investment portfolio related to debt securities. The unrealized losses on the debt securities arose due to changing interest rates and market conditions and are considered to be temporary because of acceptable investment grades where the repayment sources of principal and interest are largely backed by the U.S. Government. At December 31, 2003, there were 29 out of 62 securities issued by U.S. Government agencies and Government sponsored corporations, including mortgage-backed securities, that contained unrealized losses.

          The amortized cost and estimated fair value of investment securities available for sale as of December 31, 2004 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                             AMORTIZED   ESTIMATED FAIR
                               COST           VALUE
                            -----------  ---------------
U.S. Government and
   federal agencies:
   1 to 5 years             $15,950,402  $    15,815,332
   5 to 10 years              1,991,737        1,978,421
Mortgage-backed securities   30,616,058       30,071,359
                            -----------  ---------------
                            $48,558,197  $    47,865,112
                            ===========  ===============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          For the years ended December 31, 2004 and 2003, proceeds from sales of investment securities available- for-sale totaled approximately $15,711,000 and $4,124,000, respectively. The Company recognized gross gains of $110,222 and $35,197 on those sales during 2004 and 2003, respectively. The Company recognized gross losses of $105,760 and $581 on those sales during 2004 and 2003, respectively.

          At December 31, 2004 and 2003, securities with a carrying value of approximately $32,439,000 and $43,000,000, respectively, were pledged to secure public deposits, Federal Home Loan Bank advances and for other purposes as required by law.

NOTE 3.   LOANS

          Major classifications of loans at December 31, 2004 and 2003 are presented below:

                                           2004         2003
                                        -----------  -----------
Commercial, financial and agricultural  $41,997,789  $30,017,333
Real estate - mortgage                   14,210,709    8,423,916
Real estate - construction               25,676,400   16,154,111
Consumer                                  3,129,361    2,989,302
                                        -----------  -----------
                                         85,014,259   57,584,662
Less:  Allowance for loan losses          1,074,662      802,065
                                        -----------  -----------
                                        $83,939,597  $56,782,597
                                        ===========  ===========

          The Bank grants loans and extensions of credit to individuals and a variety of businesses and corporations located in its general trade area of Cherokee County, Georgia and adjoining counties. Although the Bank has a diversified loan portfolio, a substantial portion of the loan portfolio is collateralized by improved and unimproved real estate and is dependent upon the real estate market.

          Activity in the allowance for loan losses is summarized as follows for the years ended December 31, 2004 and 2003:

                                       2004        2003
                                    -----------  ---------
BALANCE, BEGINNING OF YEAR          $  802,065   $640,158
  Provisions charged to operations     284,949    194,076
  Loan charge-offs                     (12,352)   (44,749)
  Loan recoveries                            -     12,580
                                    -----------  ---------
BALANCE, END OF YEAR                $1,074,662   $802,065
                                    ===========  =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.   PREMISES AND EQUIPMENT

          Major classifications of premises and equipment as of December 31, 2004 and 2003 are summarized as follows:

                                    2004        2003
                                 ----------  ----------
Land and land improvements       $1,104,141  $1,100,641
Buildings and improvements        3,667,589   2,279,889
Furniture and equipment           1,398,048     996,481
Construction in process                   -   1,236,468
                                 ----------  ----------
                                  6,169,778   5,613,479
Less:  Accumulated depreciation   1,010,277     704,394
                                 ----------  ----------
                                 $5,159,501  $4,909,085
                                 ==========  ==========

          Depreciation expense amounted to $312,712 and $209,690 for the years ended December 31, 2004 and 2003, respectively.


NOTE 5.   DEPOSITS

          At December 31, 2004, contractual maturities of time deposits are summarized as follows:

2005      $29,980,939
2006        6,285,365
2007        2,535,547
2008          994,475
2009          386,775
          -----------
          $40,183,101
          ===========

          At December 31, 2004, the Bank held $4,611,000 in certificates of deposit obtained through the efforts of third party brokers. The weighted average cost of these deposits was 1.92%.

NOTE 6.   ADVANCES FROM FEDERAL HOME LOAN BANK

          Advances from Federal Home Loan Bank ("FHLB") are collateralized by FHLB stock and certain investment securities. Advances from FHLB outstanding at December 31, 2004 and 2003 mature and bear interest as follows:

Maturing In    Amount    Interest Rate   Early Conversion Option Date
-----------  ----------  --------------  ----------------------------
       2007  $3,000,000           2.88%         September 4, 2005
       2012   5,500,000           3.38%         January 31, 2004
             ----------
             $8,500,000
             ==========

          The advances from FHLB contain provisions that give the FHLB the option on the dates noted above to convert the fixed interest rates noted above into floating interest rates based on the three month
          LIBOR rate. The advances from FHLB are secured by certain qualifying loans of approximately $12,472,000, investment securities of $1,998,000 and FHLB stock of $618,000 as of December 31, 2004. At December 31, 2003, investment securities of approximately $7,888,000 were pledged to secure advances from the FHLB.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.   OTHER BORROWINGS

          During 2003, the Company entered into a line of credit agreement with a correspondent bank totaling $1,000,000. Under the agreement, the line accrued interest at the prime interest rate minus 25 basis points with interest payable quarterly and a maturity of August 1, 2015. The facility was collateralized by the stock of the Bank. The line of credit also included certain covenants including requirements to maintain defined levels of tangible net worth, net income and capital. Additionally, the note included limitations on the Company's leveraging and dividend payments. The outstanding balance was repaid and the line was closed in March 2004.

          The Bank also had lines of credit for overnight borrowing of $14,400,000 and $7,400,000 at December 31, 2004 and 2003,
          respectively. At December 31, 2004 and 2003, the Bank had outstanding borrowings on the lines totaling $8,858,000 and $5,864,000, respectively.

NOTE 8.   INCOME TAXES

          The components of income tax expense for the years ended December 31, 2004 and 2003 are as follows:

             2004       2003
          ----------  ---------
Current   $ 376,361   $235,148
Deferred   (139,291)   (36,232)
          ----------  ---------
          $ 237,070   $198,916
          ==========  =========

          The differences between income tax expense and the amount computed by applying the statutory federal income tax rate to earnings before taxes for the years ended December 31, 2004 and 2003 are as follows:

                                                         2004       2003
                                                       ---------  ---------
Pretax income at statutory rate                        $270,628   $222,416
Add (deduct):
   State income taxes, net of federal effect              4,164      9,733
   Increase in cash surrender value of life insurance   (32,780)   (21,572)
   Other                                                 (4,942)   (11,661)
                                                       ---------  ---------
                                                       $237,070   $198,916
                                                       =========  =========

          The following summarizes the components of the net deferred tax asset, included in other assets at December 31, 2004 and 2003:

                                                      2004      2003
                                                    --------  --------
Deferred income tax assets:
  Allowance for loan losses                         $397,362  $291,098
  Pre-opening expenses                                     -    11,405
  Unrealized loss on available-for-sale securities   263,372   160,072
  Deferred compensation                              131,318    34,698
                                                    --------  --------
          Gross deferred tax assets                  792,052   497,273
                                                    --------  --------

Deferred income tax liabilities:
  Premises and equipment                             139,241    87,053
                                                    --------  --------
          Gross deferred tax liabilities             139,241    87,053
                                                    --------  --------

          Net deferred tax asset                    $652,811  $410,220
                                                    ========  ========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9.   COMMITMENTS

          The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheets. The contractual amounts of those instruments reflect the extent of involvement the Bank has in particular classes of financial instruments.

          Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation. Collateral held varies but may include unimproved and improved real estate, certificates of deposit, or personal property.

          Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to businesses within the Bank's trade area. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank holds real estate and assignments of deposit accounts as collateral supporting those commitments for which collateral is deemed necessary. The extent of collateral held for these commitments at December 31, 2004 and 2003 varies.

          The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. In most cases, the Bank requires collateral to support financial instruments with credit risk.

                                                 2004         2003
                                              -----------  -----------
Financial instruments whose contract amounts
  represent credit risk:
    Commitments to extend credit              $19,923,000  $19,301,000
    Standby letters of credit                     443,000      166,000

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10.  EMPLOYEE AND DIRECTOR BENEFIT PLANS

          DEFINED  CONTRIBUTION  PLAN

          The Company sponsors a defined contribution profit-sharing plan that is qualified pursuant to section 401(k) of the Internal Revenue Code. The plan allows eligible employees to defer a portion of their income by making contributions into the plan on a pretax basis. The plan provides a matching contribution based on a percentage of the amount contributed by the employee. The plan also provides that the Board of Directors may make discretionary profit-sharing contributions to the plan. During the years ended December 31, 2004 and 2003, the Company contributed approximately $39,900 and $30,200, respectively, to this plan under its matching provisions.

          STOCK OPTION PLAN AND WARRANTS

          The Company sponsors an employee stock option plan for the benefit of key officers and employees. A total of 130,941 shares were reserved for possible issuance under the plan. The options generally vest over a five-year period and expire after ten years.

          In connection with the Company's formation and initial offering, warrants for 201,850 shares were issued to the organizers. The warrants allow each holder to purchase one additional share of common stock for each share purchased in connection with the initial offering and were issued as of the date of issuance of the common stock sold in the offering. The warrants will be exercisable for a period of ten years following issuance, but generally no later than three months after ceasing to serve as a director, at the initial offering price of $10 per share.

          A summary of activity in the directors' warrants and stock option plans for the years ended December 31, 2004 and 2003 are presented below:

                                       2004                2003
                                -------------------  -------------------
                                         WEIGHTED-            WEIGHTED-
                                          AVERAGE              AVERAGE
                                          EXERCISE             EXERCISE
                                NUMBER     PRICE     NUMBER     PRICE
                                -------  ----------  -------  ----------
Outstanding, beginning of year  272,151  $     9.54  246,730  $     9.11
Granted during the year          35,671       15.41   25,421       13.64
                                -------  ----------  -------  ----------
Outstanding, end of year        307,822  $    10.22  272,151  $     9.54
                                =======  ==========  =======  ==========

Exercisable, end of year        248,349  $     9.20  234,300  $     9.10
                                =======  ==========  =======  ==========

          A summary of options and warrants outstanding as of December 31, 2004 is presented below:

                               Weighted                Options      Weighted
Options          Range of      Average               and Warrants   Average
and Warrants    Price per       Price       Years     Currently      Price
Outstanding       Share       Per Share   Remaining  Exercisable   Per Share
------------  --------------  ----------  ---------  ------------  ----------
     246,730  $  9.09 - 9.55  $     9.11          4       243,265  $     9.11
      61,092   13.64 - 15.49       14.67          9         5,084       13.64
------------  --------------  ----------  ---------  ------------  ----------

     307,822  $ 9.09 - 15.49  $    10.22          5       248,349  $     9.20
============  ==============  ==========  =========  ============  ==========

          The fair value of each option is estimated on the date of grant using the Minimum Value pricing model with the following assumptions: dividend yield of 0%; risk free interest rates ranging from 4.09% to 4.42% for 2004 and 3.00% for 2003, and an expected life of 10 years. The weighted-average fair value of options granted in 2004 and 2003 was $5.05 and $3.79, respectively.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          POST RETIREMENT BENEFITS

          The Company has adopted a defined contribution post retirement benefit plan to provide retirement benefits to certain of the Company's executive officers and directors and to provide death benefits for their designated beneficiaries. Under this plan, single-premium, split-dollar, whole-life insurance contracts totaling approximately $2,288,000 have been purchased on certain executive officers and directors. For the years ended December 31, 2004 and 2003, the Company incurred expenses of $231,000 and $85,000 in connection with this plan.

NOTE  11.  SHAREHOLDERS'  EQUITY

          Shares of preferred stock may be issued from time to time in one or more series as established by resolution of the Board of Directors of the Company, up to a maximum of 2,000,000 shares. Each resolution shall include the number of shares issued, preferences, special rights and limitations as determined by the Board.

          In October 2003, the Company declared a ten percent stock dividend. As a result of this stock dividend, the Company issued 73,857 shares of common stock. Upon issuance of these new shares, the Company reclassified its retained earnings of $419,175 into common stock. All references to the number of common shares, including per share amounts, have been restated to reflect this stock dividend.

          The Company closed its intrastate offering of common stock on March 23, 2004, having sold 430,000 shares for total proceeds of $6,020,000. The proceeds of the offering will primarily be used to provide additional working capital for the Bank.

NOTE  12.  RELATED  PARTY  TRANSACTIONS

          The Bank conducts transactions with its directors and executive officers, including companies in which they have a beneficial interest, in the normal course of business. It is the Bank's policy to comply with federal regulations that require that loan and deposit transactions with directors and executive officers be made on substantially the same terms as those prevailing at the time made for comparable loans and deposits to other persons. As of December 31, 2004 and 2003, there were $4,117,746 and $3,252,388, respectively, of related party deposits. Following is a summary of related party loans:

Balance at December 31, 2003  $ 3,796,746
New Loans/Advances              3,885,108
Less:  Repayments              (2,089,603)
                              ------------
Balance at December 31, 2004  $ 5,592,251
                              ============

NOTE  13.  MISCELLANEOUS  OPERATING  EXPENSES

          Components of other operating expenses which are greater than 1% of interest income and other operating income for the years ended December 31, 2004 and 2003 are as follows:

                          2004      2003
                        --------  --------
Supplies                $ 65,147  $ 65,835
Other outside services   159,236    87,690
Advertising               72,466    59,836
Bookkeeping              160,740   156,227
Data processing          193,693   152,036
BOLI fees                230,524    85,414

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14.  REGULATORY MATTERS

          The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the financial statements. Under certain adequacy guidelines and the regulatory framework for prompt corrective action, specific capital guidelines that involve quantitative measures of the assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices must be met. The capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

          Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth in the table below) of Total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I Capital (as defined) to average assets (as defined). Management believes, as of December 31, 2004 and 2003, the Company and Bank met all capital adequacy requirements to which they are subject.

          As of December 31, 2004 and 2003, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum Total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank's category.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                    TO BE WELL
                                                              FOR CAPITAL        CAPITALIZED UNDER
                                                                ADEQUACY         PROMPT CORRECTIVE
                                                ACTUAL          PURPOSES         ACTION PROVISIONS
                                           ---------------  ----------------  ----------------------
                                           AMOUNT   RATIO   AMOUNT    RATIO     AMOUNT      RATIO
                                           -------  ------  -------  -------  ----------  ----------
                                                           (DOLLARS IN THOUSANDS)
                                           ---------------------------------------------------------
DECEMBER 31, 2004:
  TOTAL CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                          $15,518   15.0%  $ 8,260     8.0%  $      N/A        N/A
     BANK                                  $14,047   13.6%  $ 8,260     8.0%  $   10,325       10.0%
  TIER I CAPITAL TO RISK WEIGHTED ASSETS:
     CONSOLIDATED                          $14,443   14.0%  $ 4,130     4.0%  $      N/A        N/A
     BANK                                  $12,972   12.6%  $ 4,130     4.0%  $    6,195        6.0%
  TIER I CAPITAL TO AVERAGE ASSETS:
     CONSOLIDATED                          $14,443    9.9%  $ 5,840     4.0%  $      N/A        N/A
     BANK                                  $12,972    8.9%  $ 5,840     4.0%  $    7,300        5.0%

December 31, 2003:
  Total Capital to Risk Weighted Assets:
     Consolidated                          $ 8,707   11.4%  $ 6,086     8.0%  $      N/A        N/A
     Bank                                  $ 9,163   12.1%  $ 6,083     8.0%  $    7,604       10.0%
  Tier I Capital to Risk Weighted Assets:
     Consolidated                          $ 7,905   10.4%  $ 3,043     4.0%  $      N/A        N/A
     Bank                                  $ 8,361   11.0%  $ 3,042     4.0%  $    4,562        6.0%
  Tier I Capital to Average Assets:
     Consolidated                          $ 7,905    6.8%  $ 4,630     4.0%  $      N/A        N/A
     Bank                                  $ 8,361    7.2%  $ 4,628     4.0%  $    5,785        5.0%

          Dividends paid by the Bank are the primary source of funds available to the Company. Banking regulations limit the amount of dividends that may be paid without prior approval of the regulatory authorities. At December 31, 2004, the Bank could pay dividends of approximately $566,000 without prior approval.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  15.  PARENT  COMPANY  FINANCIAL  INFORMATION

                                 BALANCE SHEETS

                           DECEMBER 31, 2004 AND 2003

                                         2004         2003
                                      -----------  ----------
                         Assets
                         ------
Cash and cash equivalents             $ 1,484,759  $  583,664
Investment in Bank                     12,542,679   8,100,323
Other assets                                6,308       6,308
                                      -----------  ----------

                                      $14,033,746  $8,690,295
                                      ===========  ==========

         Liabilities and Shareholders' Equity
         ------------------------------------

Other borrowings                      $         -  $1,000,000
Other liabilities                          20,552      46,104
Shareholders' equity                   14,013,194   7,644,191
                                      -----------  ----------

                                      $14,033,746  $8,690,295
                                      ===========  ==========

                             STATEMENTS OF EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                            2004        2003
                                                          ---------  ----------

Interest income                                           $ 33,932   $  26,701
Other operating expense                                    117,434     132,510
                                                          ---------  ----------

    Loss  before income taxes and equity
       in undistributed earnings of Bank                   (83,502)   (105,809)

Income tax benefit                                          31,499      39,895
                                                          ---------  ----------

    Loss before equity in undistributed earnings of Bank   (52,003)    (65,914)

Equity in undistributed earnings of Bank                   610,898     521,163
                                                          ---------  ----------

    Net earnings                                          $558,895   $ 455,249
                                                          =========  ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  15.  PARENT  COMPANY  FINANCIAL  INFORMATION  (CONTINUED)

                              STATEMENTS OF CASH FLOWS

                   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                              2004          2003
                                                          ------------  ------------
OPERATING ACTIVITIES
  Net earnings                                            $   558,895   $   455,249
  Adjustments to reconcile net earnings to net
    cash (used) provided by operating activities:
    Equity in undistributed earnings of Bank                 (610,898)     (521,163)
    Change in other assets and liabilities                    (25,552)      102,571
                                                          ------------  ------------

        NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES      (77,555)       36,657
                                                          ------------  ------------


INVESTING ACTIVITIES
  Investment in Bank                                       (4,000,000)   (1,000,000)
                                                          ------------  ------------

FINANCING ACTIVITIES
  Proceeds from other borrowings                                    -     1,000,000
  Repayment of other borrowings                            (1,000,000)            -
  Proceeds from issuance of common stock                    6,020,000             -
  Stock issuance costs                                        (41,350)            -
                                                          ------------  ------------

        NET CASH PROVIDED BY FINANCING ACTIVITIES           4,978,650     1,000,000
                                                          ------------  ------------

Net change in cash and cash equivalents                       901,095        36,657

Cash and cash equivalents at beginning of year                583,664       547,007
                                                          ------------  ------------

Cash and cash equivalents at end of year                  $ 1,484,759   $   583,664
                                                          ============  ============

NOTE 16.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

          The Company is required to disclose fair value information about financial instruments, whether or not recognized on the face of the balance sheet, for which it is practicable to estimate that value. The assumptions used in the estimation of the fair value of the Company's financial instruments are detailed below. Where quoted prices are not available, fair values are based on estimates using discounted cash flows and other valuation techniques. The use of discounted cash flows can be significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The following disclosures should not be considered a surrogate of the liquidation value of the Company or its subsidiary, but rather a good-faith estimate of the increase or decrease in value of financial instruments held by the Company since purchase, origination or issuance.

          CASH AND CASH EQUIVALENTS: For cash, due from banks and federal funds sold, the carrying amount is a reasonable estimate of fair value.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS  (CONTINUED)

          INTEREST-BEARING DEPOSITS: For interest-bearing deposits, the carrying value is a reasonable estimate of fair value.

          INVESTMENT SECURITIES AVAILABLE-FOR-SALE: Fair values of investment securities available-for-sale are based on quoted market prices.

          OTHER INVESTMENTS: For other investments, the carrying value is a reasonable estimate of fair value.

          LOANS: The fair value of fixed-rate loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. For variable rate loans, the carrying amount is a reasonable estimate of fair value.

          CASH SURRENDER VALUE OF LIFE INSURANCE: For cash surrender value of life insurance, the carrying value is a reasonable estimate of fair value.

          DEPOSITS: The fair value of demand deposits, NOW and money market accounts, and savings accounts is the amount payable on demand at the reporting date. The fair value of fixed maturity certificates of deposit is estimated by discounting the future cash flows using the rates currently offered for deposits of similar remaining maturities.

          ADVANCES FROM THE FEDERAL HOME LOAN BANK: The fair value of the Federal Home Loan Bank fixed rate borrowings are estimated using discounted cash flows, based on the current incremental borrowing rates for similar types of borrowing arrangements.

          FEDERAL FUNDS PURCHASED: For federal funds purchased, the carrying amount is a reasonable estimate of fair value.

          OTHER BORROWINGS: The note bears interest on a floating basis and, as such, the carrying amount approximates fair value.

          COMMITMENTS TO EXTEND CREDIT AND STANDBY LETTERS OF CREDIT: Because commitments to extend credit and standby letters of credit are generally short-term and at variable rates, the contract value and estimated fair value associated with these instruments are immaterial.

          LIMITATIONS: Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on many judgments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

          Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Significant assets and liabilities that are not considered financial instruments include deferred income taxes and premises and equipment. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  16.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS  (CONTINUED)

          The carrying amount and estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 are as follows (amounts in thousands):

                                        2004                  2003
                              ----------------------  ----------------------
                              CARRYING    ESTIMATED   CARRYING    ESTIMATED
                               AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                              ---------  -----------  ---------  -----------
Assets:
   Cash and cash equivalents  $   4,814  $     4,814  $   4,372  $     4,372
   Interest-bearing deposits      1,090        1,090        100          100
   Investment securities
      available-for-sale         47,865       47,865     48,096       48,096
   Other investments              1,019        1,019        675          675
   Loans, net                    83,940       83,471     56,783       58,220
   Cash surrender value of
      life insurance              2,288        2,288      2,105        2,105

Liabilities:
   Deposits                     115,294      115,883     94,636       94,528
   Federal funds purchased        8,858        8,858      5,864        5,864
   Advances from Federal
      Home Loan Bank              8,500        7,982      8,500        7,933
   Other borrowings                   -            -      1,000        1,000

                                   APPENDIX F
                 FINANCIAL STATEMENTS AND MANAGEMENT DISCUSSION
              AND ANALYSIS FOR THE SIX MONTHS ENDED JUNE 30, 2005


                            PART I - FINANCIAL INFORMATION

                               CHEROKEE BANKING COMPANY
                              CONSOLIDATED BALANCE SHEET
                                    JUNE 30, 2005
                                     (UNAUDITED)

                         ASSETS
                         ------
Cash and due from banks                                        $  4,878,569
Federal funds sold                                               13,862,000
                                                               -------------
    Cash and cash equivalents                                    18,740,569

Interest-bearing deposits at other financial institutions         1,090,000
Investment securities available-for-sale                         42,644,090
Restricted equity securities, at cost                             1,077,550
Loans, net                                                       92,305,804
Premises and equipment, net                                       5,033,011
Accrued interest receivable and other assets                      3,952,291
                                                               -------------

                                                               $164,843,315
                                                               =============

           LIABILITIES AND STOCKHOLDERS' EQUITY
           ------------------------------------

Deposits:
  Demand                                                       $ 16,722,005
  Money market and NOW accounts                                  61,918,281
  Savings                                                         9,151,515
  Time                                                           27,419,923
  Time over $100,000                                             25,628,346
                                                               -------------
    Total deposits                                              140,840,070

Advances from the Federal Home Loan Bank                          8,500,000
Accrued interest payable and other liabilities                    1,209,181
                                                               -------------

    Total liabilities                                           150,549,251
                                                               -------------

Commitments
Stockholders' equity:
  Preferred stock, no par value; 2,000,000 shares authorized;
    no shares issued and outstanding                                      -

  Common stock, no par value; 10,000,000 shares authorized;
    1,242,515 shares issued and outstanding                      13,728,330
  Retained earnings                                               1,219,450
  Accumulated other comprehensive loss                             (653,716)
                                                               -------------

    Total stockholders' equity                                   14,294,064
                                                               -------------

                                                               $164,843,315
                                                               =============

     SEE ACCOMPANYING NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.

                                                 CHEROKEE BANKING COMPANY
                                           CONSOLIDATED STATEMENTS OF EARNINGS
                           FOR THE THREE MONTHS AND THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                                       (UNAUDITED)

                                                                THREE MONTHS                    SIX MONTHS
                                                                ENDED JUNE 30,                 ENDED JUNE 30,
                                                         ----------------------------  -----------------------------
                                                             2005           2004            2005           2004
                                                         -------------  -------------  --------------  -------------
Interest income:
  Interest and fees on loans                             $   1,676,398  $   1,091,840  $   3,165,930   $   2,069,737
  Interest and dividends on investment securities              389,109        459,122        806,454         911,175
  Interest on federal funds sold                                 8,344          3,072         17,920          15,584
  Interest on interest-bearing deposits at other
   financial institutions                                        7,540            240         14,913             868
                                                         -------------  -------------  --------------  -------------
    Total interest income                                    2,081,391      1,554,274      4,005,217       2,997,364

Interest expense:
  Interest on money market and NOW accounts                    187,659         99,180        357,645         205,175
  Interest on savings and time deposits                        432,139        191,865        787,095         396,944
  Interest on other borrowings                                  86,336         89,752        200,137         168,380
                                                         -------------  -------------  --------------  -------------
    Total interest expense                                     706,134        380,797      1,344,877         770,499

    Net interest income                                      1,375,257      1,173,477      2,660,340       2,226,865

Provision for loan losses                                       17,520        152,673        115,219         259,263
                                                         -------------  -------------  --------------  -------------
    Net interest income after provision for loan losses      1,357,737      1,020,804      2,545,121       1,967,602
                                                         -------------  -------------  --------------  -------------

Other income:
  Service charges on deposit accounts                          209,446        140,264        405,456         252,669
  Mortgage origination fees                                     73,050         52,824        132,305         119,428
  Investment security gains (losses) , net                           -             93        (12,996)          4,361
  Other income                                                  61,191         57,658        134,050         110,253
                                                         -------------  -------------  --------------  -------------
    Total other income                                         343,687        250,839        658,815         486,711
                                                         -------------  -------------  --------------  -------------

Other expenses:
  Salaries and employee benefits                               633,485        584,479      1,252,918       1,179,461
  Occupancy and equipment                                      135,719        127,659        256,944         251,225
  Other operating                                              486,804        437,322        946,522         846,010
                                                         -------------  -------------  --------------  -------------
    Total other expense                                      1,256,008      1,149,460      2,456,384       2,276,696
                                                         -------------  -------------  --------------  -------------

    Earnings before income taxes                               445,416        122,183        747,552         177,617

Income tax expense                                             145,580         44,570        242,678          64,401
                                                         -------------  -------------  --------------  -------------

    Net earnings                                         $     299,836  $      77,613  $     504,874   $     113,216
                                                         =============  =============  ==============  =============

Basic earnings per share                                 $        0.24  $        0.06  $        0.41   $        0.10
                                                         =============  =============  ==============  =============

Diluted earnings per share                               $        0.22  $        0.06  $        0.37   $        0.10
                                                         =============  =============  ==============  =============

     SEE ACCOMPANYING NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.

                                                     CHEROKEE BANKING COMPANY
                                      CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                                  FOR THE THREE AND THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                                           (UNAUDITED)

                                                                   THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                         JUNE 30,                       JUNE 30,
                                                               -----------------------------  ------------------------------
                                                                   2005            2004            2005            2004
                                                               -------------  --------------  --------------  --------------
Net earnings                                                   $     299,836  $      77,613   $     504,874   $     113,216
                                                               -------------  --------------  --------------  --------------

Other comprehensive income (loss), net of tax:
  Unrealized holding gains (losses) on investment securities available-for-sale, net of income taxes of $134,103,
    ($804,163), ($142,231) and ($626,070)                            218,799     (1,312,055)       (232,062)     (1,021,483)
  Reclassification adjustment for (gains) losses on sale of
    investment securities available-for-sale, net of income
    taxes of $35, ($4,938) and $1,657                                      -            (58)          8,058          (2,704)
                                                               -------------  --------------  --------------  --------------
    Total other comprehensive income (loss)                          218,799     (1,312,113)       (224,004)     (1,024,187)
                                                               -------------  --------------  --------------  --------------

    Comprehensive income (loss)                                $     518,635  $  (1,234,500)  $     280,870   $    (910,971)
                                                               =============  ==============  ==============  ==============

     SEE ACCOMPANYING NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.

                                      CHEROKEE BANKING COMPANY
                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                          FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                            (UNAUDITED)

                                                                       2005           2004
                                                                   ------------  -------------
OPERATING ACTIVITIES
  Net earnings                                                     $   504,874   $    113,216
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
    Provision for loan losses                                          115,219        259,263
    Depreciation, amortization and accretion                           172,914        182,562
    Investment security losses (gains) , net                            12,996         (4,361)
    Change in:
      Accrued interest receivable and other assets                    (192,324)      (226,742)
      Accrued interest payable and other liabilities                   365,166        203,422
                                                                   ------------  -------------

        Net cash provided by operating activities                      978,845        527,360
                                                                   ------------  -------------

INVESTING ACTIVITIES
  Proceeds from calls and maturities of
    of investment securities available-for-sale                      2,967,860      5,480,194
  Proceeds from sales of investment securities available-for-sale    1,863,298     11,135,799
  Purchases of investment securities available-for-sale                      -    (16,696,214)
  Purchases of restricted equity securities                            (58,800)       (30,000)
  Net change in loans                                               (8,481,426)   (16,036,537)
  Purchase of premises and equipment                                   (30,853)      (495,303)
                                                                   ------------  -------------

        Net cash used in investing activities                       (3,739,921)   (16,642,061)
                                                                   ------------  -------------

FINANCING ACTIVITIES
  Net change in deposits                                            25,545,922     20,824,853
  Net change in federal funds purchased                             (8,858,000)    (5,864,000)
  Repayment of other borrowings                                              -     (1,000,000)
  Proceeds from issuance of common stock                                     -      6,020,000
  Stock issuance costs                                                       -        (31,795)
                                                                   ------------  -------------

        Net cash provided by financing activities                   16,687,922     19,949,058
                                                                   ------------  -------------

Net change in cash and cash equivalents                             13,926,846      3,834,357

Cash and cash equivalents at beginning of period                     4,813,723      4,371,985
                                                                   ------------  -------------

Cash and cash equivalents at end of period                         $18,740,569   $  8,206,342
                                                                   ============  =============

     SEE ACCOMPANYING NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS.

                            CHEROKEE BANKING COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1.   BASIS  OF  PRESENTATION

          Cherokee Banking Company, Inc. (the "Company"), a bank holding company, owns 100% of the outstanding common stock of Cherokee Bank, N.A. (the "Bank"), which operates in the Canton, Georgia area. The
          Bank  opened  for  business  on  July  26,  1999.

          The consolidated financial statements include the accounts of the Company and the Bank. All intercompany accounts and transactions have been eliminated in consolidation.

          The accompanying financial statements have been prepared in accordance with the requirements for interim financial statements and, accordingly, they omit disclosures, which would substantially duplicate those contained in the most recent annual report to shareholders on Form 10-KSB. The financial statements as of June 30, 2005 and for the interim periods ended June 30, 2005 and 2004 are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. For further information, refer to the financial statements and the notes included in the Company's Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission.

NOTE 2.   EARNINGS PER SHARE

          Basic earnings per share are based on the weighted average number of common shares outstanding during the period while the effects of potential shares outstanding during the period are included in diluted earnings per share. The reconciliation of the amounts used in the computation of both "basic earnings per share" and "diluted earnings per share" for the quarter and six months ended June 30, 2005 and 2004 presented in the financial statements were calculated as follows:

          FOR THE QUARTER ENDED JUNE 30, 2005:     NET      COMMON     PER SHARE
                                                 EARNINGS   SHARES      AMOUNT
                                                ---------  ---------  -----------
          BASIC EARNINGS PER SHARE              $ 299,836  1,242,515  $      .24
          EFFECT OF STOCK OPTIONS                       -    106,851        (.02)
                                                ---------  ---------  -----------
          DILUTED EARNINGS PER SHARE            $ 299,836  1,349,366  $      .22
                                                =========  =========  ===========

          FOR THE QUARTER ENDED JUNE 30, 2004:     NET      COMMON     PER SHARE
                                                 EARNINGS   SHARES      AMOUNT
                                                ---------  ---------  -----------
          Basic earnings per share              $  77,613  1,242,515  $      .06
          Effect of stock options                       -     96,217           -
                                                ---------  ---------  -----------
          Diluted earnings per share            $  77,613  1,338,732  $      .06
                                                =========  =========  ===========

                            CHEROKEE BANKING COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   (UNAUDITED)


NOTE 2.   EARNINGS PER SHARE, CONTINUED

          FOR THE SIX MONTHS ENDED JUNE 30, 2005:     NET       COMMON    PER SHARE
                                                    EARNINGS    SHARES      AMOUNT
                                                   ---------  ---------  -----------
          BASIC EARNINGS PER SHARE                 $ 504,874  1,242,515  $      .41
          EFFECT OF STOCK OPTIONS                          -    110,484        (.04)
                                                   ---------  ---------  -----------
          DILUTED EARNINGS PER SHARE               $ 504,874  1,352,999  $      .37
                                                   =========  =========  ===========

          FOR THE SIX MONTHS ENDED JUNE 30, 2004:     NET       COMMON    PER SHARE
                                                    EARNINGS    SHARES      AMOUNT
                                                   ---------  ---------  -----------
          Basic earnings per share                 $ 113,216  1,090,274  $      .10
          Effect of stock options                          -     96,217           -
                                                   ---------  ---------  -----------
          Diluted earnings per share               $ 113,216  1,186,491  $      .10
                                                   =========  =========  ===========

NOTE 3.   STOCK-BASED COMPENSATION

          The Company sponsors stock-based compensation plans. The Company accounts for these plans under the recognition and measurement principles of APB Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. No stock-based employee compensation cost is reflected in net earnings, as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net earnings and earnings per share if the Company had applied the fair value recognition provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," to stock-based employee compensation for the six months ended June 30, 2005 and 2004:

                                                                           THREE MONTHS ENDED
                                                                                 JUNE 30,
                                                                        --------------------------
                                                                            2005          2004
                                                                        ------------  ------------
          Net earnings as reported                                      $    299,836  $     77,613
          Deduct:  Total stock-based employee compensation
            expense determined under fair-value based
            method associated with previous grants vesting, net of tax         9,963         7,111
                                                                        ------------  ------------
          Pro forma net earnings                                        $    289,873  $     70,502
                                                                        ============  ============
          Basic earnings per share:
            As reported                                                 $        .24  $        .06
                                                                        ============  ============
            Pro forma                                                   $        .23  $        .06
                                                                        ============  ============
          Diluted earnings per share:
            As reported                                                 $        .22  $        .06
                                                                        ============  ============
            Pro forma                                                   $        .21  $        .05
                                                                        ============  ============

                            CHEROKEE BANKING COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   (UNAUDITED)


NOTE 3.   STOCK-BASED COMPENSATION, CONTINUED

                                                                   ------------------------
                                                                      SIX MONTHS ENDED
                                                                           JUNE 30,
                                                                   ------------------------
                                                                      2005         2004
                                                                   -----------  -----------
     Net earnings as reported                                      $   504,874  $   113,216
     Deduct:  Total stock-based employee compensation
       expense determined under fair-value based
       method associated with previous grants vesting, net of tax       19,926       14,222
                                                                   -----------  -----------
     Pro forma net earnings                                        $   484,948  $    98,994
                                                                   ===========  ===========
     Basic earnings per share:
       As reported                                                 $       .41  $       .10
                                                                   ===========  ===========
       Pro forma                                                   $       .39  $       .09
                                                                   ===========  ===========
     Diluted earnings per share:
       As reported                                                 $       .37  $       .10
                                                                   ===========  ===========
       Pro forma                                                   $       .36  $       .08
                                                                   ===========  ===========


NOTE 4.   CURRENT ACCOUNTING DEVELOPMENTS

          There are recent accounting pronouncements that have had, or are expected to have, a material effect on the Company's financial statements. In December 2004, the Financial Accounting Standards Board
          (FASB) issued Statement No. 123R, Share-Based Payment, a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions such as the issuance of stock options in exchange for employee services. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award - the requisite service period (usually the vesting period). The Company has elected to continue with the accounting methodology of Opinion No. 25 until adoption of this standard is required.

                            CHEROKEE BANKING COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   (UNAUDITED)


NOTE 5.   MATTERS  SUBMITTED  FOR  SHAREHOLDER  APPROVAL

          On July 1, 2005, the Company filed a preliminary Proxy Statement with the Securities and Exchange Commission concerning the Company's intent to effect a reorganization that is designed to take the Company private by reducing its number of shareholders of record below 300. The reorganization will allow the Company to realize a significant cost savings by terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended, and its related reporting obligations. In the reorganization, shareholders owning fewer than 1,100 shares of Company common stock of record will receive $17.75 in cash for each share that they own on the effective date of the reorganization. All other shares will remain outstanding and be unaffected by the reorganization.

          The projected impact of this reorganization will be to reduce the number of record shareholders from approximately 795 to approximately 210 and the number of outstanding shares of Company common stock will decrease from approximately 1,242,515 to approximately 1,051,041. Upon completion of the reorganization, it is estimated that our capital will be reduced by approximately $3.5 million. Our regulatory capital and our capital ratios, however, are not expected to be affected as a result of the issuance of approximately $3.5 million in trust preferred securities, which will qualify for Tier I capital treatment.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD  LOOKING  STATEMENTS

The following is a discussion of our financial condition as of June 30, 2005 compared to December 31, 2004 and our results of operations for the three and six months ended June 30, 2005 compared to the three- and six-month periods ended June 30, 2004. These comments should be read in conjunction with our consolidated financial statements and accompanying footnotes appearing in this report. This report contains "forward-looking statements" relating to, without limitation, future economic performance, plans and objectives of management for future operations, and projections of revenue and other financial items that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. The words "expect", "estimate", "anticipate", and "believe", as well as similar expressions, are intended to identify forward-looking statements. Our actual results may differ materially from the results discussed in the forward-looking statements, and our operating performance each quarter is subject to various risks and uncertainties. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:


1. the strength of the U.S. economy in general and the strength of the local economies in which operations are conducted;
2. the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve system;
3.   inflation,  interest  rate,  market  and  monetary  fluctuations;
4. the timely development of and acceptance of new products and services and perceived overall value of these products and services by users;
5.   changes  in  consumer  spending,  borrowing  and  saving  habits;
6.   technological  changes;
7.   acquisitions;
8.   the  ability  to  increase  market  share  and  control  expenses;
9. the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which the Company and its subsidiary must comply;
10. the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board;
11.  changes  in  the  Company's  organization,  compensation and benefit plans;
12. the costs and effects of litigation and of unexpected or adverse outcome in such litigation; and
13.  the  Company's  success  at  managing  the risks involved in the foregoing.


Forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect the occurrence of unanticipated events.

RECENT  DEVELOPMENTS

On July 1, 2005, the Company filed a preliminary Proxy Statement with the Securities and Exchange Commission concerning the Company's intent to effect a reorganization that is designed to take the Company private by reducing its number of shareholders of record below 300. The reorganization will allow the Company to realize a significant cost savings by terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended, and its related reporting obligations. In the reorganization, shareholders owning fewer than 1,100 shares of Company common stock of record will receive $17.75 in cash for each share that they own on the effective date of the reorganization. All other shares will remain outstanding and be unaffected by the reorganization.

The projected impact of this reorganization will be to reduce the number of record shareholders from approximately 795 to approximately 210 and the number of outstanding shares of Company common stock will decrease from approximately 1,242,515 to approximately 1,051,041. Upon completion of the reorganization, it is estimated that our capital will be reduced by approximately $3.5 million. Our regulatory capital and our capital ratios, however, are not expected to be affected as a result of the issuance of approximately $3.5 million in trust preferred securities, which will qualify for Tier I capital treatment.

RESULTS  OF  OPERATIONS

NET  INTEREST  INCOME

For the six months ended June 30, 2005, net interest income totaled $2,660,000 as compared to $2,227,000 for the same period in 2004. Interest income from loans, including fees increased $1,096,000 or 53% to $3,166,000 for the six months ended June 30, 2005. The increase in net interest income is due to the continued overall growth in the volume of interest earning assets. The net interest margin realized on earning assets and the interest rate spread were 3.82% and 3.55%, respectively, for the six months ended June 30, 2005 as compared to 3.86% and 3.59%, respectively, for the six months ended June 30, 2004.

For the quarter ended June 30, 2005, interest income totaled $2,081,000 as compared to $1,554,000 for the same period in 2004. Interest expense increased to $706,000 for the quarter ended June 30, 2005 from $381,000 for the same period in 2004. The increase in net interest income is due to the overall growth in interest earning assets. For the quarter ended June 30, 2005, the net interest margin was 3.90% and the interest rate spread was 3.63%. For the quarter ended June 30, 2004, the net interest margin was 3.90% and the interest rate spread was 3.58%.

INTEREST  RATE  SENSITIVITY  AND  ASSET  LIABILITY  MANAGEMENT

Interest rate sensitivity measures the timing and magnitude of the repricing of assets compared with the repricing of liabilities and is an important part of asset/liability management of a financial institution. The objective of interest rate sensitivity management is to generate stable growth in net interest income, and to control the risks associated with interest rate movements. Management constantly reviews interest rate risk exposure and the expected interest rate environment so that adjustments in interest rate sensitivity can be made timely. Since the assets and liabilities of a bank are primarily monetary in nature (payable in fixed, determinable amounts), the performance of a bank is affected more by changes in interest rates than by inflation. Interest rates generally increase as the rate of inflation increases, but the magnitude of the change in rates may not be the same.

Net interest income is the primary component of net income for financial institutions. Net interest income is affected by the timing and magnitude of repricing of assets and liabilities as well as the mix of interest sensitive and noninterest sensitive assets and liabilities. "Gap" is a static measurement of the difference between the contractual maturities or repricing dates of interest sensitive assets and interest sensitive liabilities within the following twelve months. Gap is an attempt to predict the behavior of the Bank's net interest income in general terms during periods of movement in interest rates. In general, if the Bank is asset sensitive, more of its interest sensitive assets are expected to reprice within twelve months than its interest sensitive liabilities over the same period. In a rising interest rate environment, assets repricing more quickly is expected to enhance net interest income. Alternatively, decreasing interest rates would be expected to have the opposite effect on net interest income since assets would theoretically be repricing at lower interest rates more quickly than interest sensitive liabilities. Although it can be used as a general predictor, Gap as a predictor of movements in net interest income has limitations due to the static nature of its definition and due to its inherent assumption that all assets will reprice immediately and fully at the contractually designated time. At June 30, 2005, the Bank, as measured by Gap, is in an asset sensitive position.

The Bank also measures the actual effects that repricing opportunities have on earnings through simulation modeling, referred to as earnings at risk. For short-term interest rate risk, the Bank's model simulates the impact of balance sheet strategies on net interest income, pre-tax income, and net income. The model includes interest rate ramps to test the impact of rising and falling interest rates on projected earnings. Rates are ramped over a one-year period and include a level rate scenario as the benchmark with rising and falling 200 basis point scenarios for comparison. The Bank determines the assumptions that are used in the model.

In addition to measuring the effect changes in rates will have on earnings, the Bank also measures the effect of interest rate changes on the economic value of the Bank. Economic Value of Equity is measured by calculating the present value of future cash flows for financial instruments on the balance sheet. The model utilizes rate shocks of rising and falling 200 basis points to compare against the level benchmark for best and worst case scenarios. All rates are shocked instantaneously for the 200 basis point movements. The purpose of this measurement is to determine the long-term effect interest rate changes have on the economic value of the balance sheet.

For more information on asset-liability management, see the Company's most recent annual report on Form 10-KSB, as filed with the Securities and Exchange Commission.

PROVISION AND ALLOWANCE FOR LOAN LOSSES

The provision for loan losses is a critical accounting policy that is subject to the judgments and estimates of the Bank. The provision for loan losses represents the charge to operating earnings that management believes is necessary to maintain the allowance for possible loan losses at an adequate level. The provision charged to expense was $115,000 for the six months ended June 30, 2005 as compared to $259,000 for the six months ended June 30, 2004. The loan portfolio increased by approximately $8,481,000 during the six months ended June 30, 2005 as compared to $16,037,000 during the six months ended June 30, 2004. The allowance for loan losses was 1.23% of gross loans at June 30, 2005 as compared to 1.43% at June 30, 2004. We believe that the allowance for loan losses is adequate. There are risks inherent in making all loans, including risks with respect to the period of time over which loans may be repaid, risks resulting from changes in economic and industry conditions, risks inherent in dealing with individual borrowers, and, in the case of a collateralized loan, risks resulting from uncertainties about the future value of the collateral. We anticipate maintaining an allowance for loan losses based on, among other things, historical experience, an evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality. Our judgment about the adequacy of the allowance is based upon a number of assumptions about future events, which we believe to be reasonable, but which may not prove to be accurate. Thus, there is a risk that charge-offs in future periods could exceed the allowance for loan losses or that substantial additional increases in the allowance for loan losses could be required. Additions to the allowance for loan losses would result in a decrease of our net income and, possibly, our capital.

OTHER INCOME

Other income for the six months ended June 30, 2005 totaled $659,000 as compared to $487,000 for the six months ended June 30, 2004. The increase in other income was primarily due to an increase in service charges on deposit accounts of $153,000 during 2005 as compared to the same period in 2004 as well as increases of $24,000 in other income and $13,000 in mortgage origination fees for the same period. The growth in service charge income is directly attributable to the overdraft privilege program that was implemented in the fourth quarter of 2004. The increase in other income is primarily attributable to the receipt of a $14,000 premium related to the sale by Pulse of its EFT network, of which the Bank is a member, to a competitor. The increase was partially offset by losses on sales of investment securities of $13,000 compared to gains of $4,000 during the same period in 2004.

Other income for the quarter ended June 30, 2005, totaled $344,000 compared to $251,000 for the quarter ended June 30, 2004. This increase was due primarily to an increase in service charges on deposit accounts of $69,000 and in increase in mortgage origination fees of $20,000 for the quarter ended June 30, 2005, as compared to the same period in 2004.

OTHER EXPENSES

Total other expenses for the six months ended June 30, 2005 were $2,456,000 as compared to $2,277,000 for the same period in 2004. Salaries and benefits, the largest component of other expense, totaled $1,253,000 for the six months ended June 30, 2005, compared to $1,179,000 for the same period a year ago. Salary and benefits expense increased due to normal increases in salaries and employee benefits as well as an increase in full time equivalent employees from 40 at June 30, 2004 to 45 at June 30, 2005. Other operating expenses were $947,000 for the six months ended June 30, 2005 as compared to $846,000 for the six months ended June 30, 2004. Other expenses for the quarter ended June 30, 2005 totaled $1,256,000 as compared to $1,149,000 for the quarter ended June 30, 2004. This increase was due primarily to an increase in salaries and employee benefits of $49,000 and other operating expenses of $49,000 for the quarter ended June 30, 2005 as compared to the same period in 2004. The increases in other expenses for the three- and six-month periods ended June 30, 2005 are due to the continued growth of the Bank.

INCOME TAXES

The income tax expense for the six months ended June 30, 2005 and 2004 was $243,000 and $64,000 and was $146,000 and $45,000 for the quarters ended June 30, 2005 and 2004, respectively. The effective tax rate was 32% and 36% for the six months ended June 30, 2005 and 2004, respectively and 32% and 36% for the quarters ended June 30, 2005 and 2004, respectively. The decrease in the effective tax rate during 2005 is primarily attributable to the recording of $20,000 of income tax credits related to state training incentives.

NET EARNINGS

The combination of the above factors resulted in net earnings of $505,000 for the six months ended June 30, 2005, compared to $113,000 for the six months ended June 30, 2004. Basic earnings per share was $.41 for the six months ended June 30, 2005 compared to $.10 for the same period in 2004. Net earnings were $300,000 for the quarter ended June 30, 2005 compared to $78,000 for the same period in 2004. Basic earnings per share was $.24 for the quarter ended June
30,  2005,  compared  to  $.06  for  the  quarter  ended  June  30,  2004.

Diluted earnings per share were $.37 the six months ended June 30, 2005 compared to diluted earnings per share of $.10 in the same period in 2004. The dilutive effect of the Company's outstanding options and warrants was $.04 per share during the six months ended June 30, 2005. The dilutive effect of the Company's outstanding stock options and warrants during the six months ended June 30, 2004 was less than $.01 per share.

ASSETS AND LIABILITIES

During the first six months of 2005, total assets increased $17,334,000 or 12%, when compared to December 31, 2004. The most significant growth in assets was federal funds sold and net loans, which increased $13,862,000 and $8,366,000, respectively, during the first six months of 2005. Total deposits increased $25,546,000 or 24% from the December 31, 2004 amount of $115,294,000 and comprised  the  majority  of  the  growth  in  total  liabilities.

INVESTMENT SECURITIES

Investment securities available-for-sale decreased $5,221,000 from $47,865,000 at December 31, 2004 to $42,644,000 at June 30, 2005. All of the Bank's marketable investment securities were designated as available-for-sale at June 30, 2005. Proceeds from sales, calls, and maturities of investment securities were used to fund loan growth.

PREMISES AND EQUIPMENT

Premises and equipment, net of depreciation, totaled $5,033,000 at June 30, 2005. The decrease of $126,000 from the December 31, 2004 amount of $5,160,000 was due to additions of $31,000, net of depreciation expense of $157,000.

LOANS

Gross loans totaled $93,455,000 at June 30, 2005, an increase of $8,441,000 or 9% since December 31, 2004. The largest increase in loans was in real estate - construction loans, which increased $4,006,000 or 16% to $29,682,000 at June 30, 2005. Balances within the major loans receivable categories as of June 30, 2005 and December 31, 2004 are as follows:

                                   JUNE 30,    DECEMBER 31,
                                     2005          2004
                                 -----------  -------------
     Real estate - construction  $29,682,141  $  25,676,400
     Real estate - mortgage       16,496,868     14,210,709
     Commercial and industrial    44,029,068     41,997,789
     Consumer and other            3,247,239      3,129,361
                                 -----------  -------------
                                 $93,455,316  $  85,014,259
                                 ===========  =============

Activity in the allowance for loan losses for the period from January 1, 2005 to June 30, 2005 is as follows:

     Balance, January 1,                                   $ 1,074,662
     Provision for loan losses for the period                  115,219
     Net loans (charged off) recovered for the period          (40,369)
                                                           ------------
     Balance, end of period                                $ 1,149,512
                                                           ============
     Gross loans outstanding, end of period                $93,455,316
                                                           ============
     Allowance for loan losses to gross loans outstanding         1.23%
                                                           ============

DEPOSITS

At June 30, 2005 total deposits increased by $25,546,000, or 24% from December 31, 2004. Noninterest-bearing demand deposits increased $1,276,000 or 8% and interest-bearing deposits increased $24,270,000 or 24%.

Balances within the major deposit categories as of June 30, 2005 and December 31, 2004 are as follows:

                                                   JUNE 30,    DECEMBER 31,
                                                     2005          2004
                                                ------------  -------------
     Noninterest-bearing demand deposits        $ 16,722,005  $  15,445,889
     Interest-bearing demand deposits             61,918,281     55,158,217
     Savings deposits                              9,151,515      4,506,941
     Certificates of deposit $100,000 and over    25,628,346     14,428,709
     Other time deposits                          27,419,923     25,754,392
                                                ------------  -------------
                                                $140,840,070  $ 115,294,148
                                                ============  =============

LIQUIDITY

The Company's liquidity needs include the funding of loans, purchases of operating assets, and repayment of liabilities. Liquidity needs are met through scheduled maturities of loans and investments on the asset side and through pricing policies on the liability side for interest-bearing deposit accounts. The level of liquidity is measured by the loans-to-total borrowed funds ratio, which was at 62% at June 30, 2005 and 74% at December 31, 2004.

The loan portfolio is primarily collateralized by improved and unimproved real estate and is dependent upon the local real estate market.

We have also obtained lines of credit available with correspondent banks to purchase federal funds. At June 30, 2005, unused lines of credit totaled $16,400,000.

OFF-BALANCE SHEET RISK

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments consist of commitments to extend credit and standby letters of credit. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Standby letters of credit are commitments that generally have fixed expiration dates or other termination clauses and may require payment of a fee. A commitment involves, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets. The Company's exposure to credit loss in the event of non-performance by the other party to the instrument is represented by the contractual notional amount of the instrument.

Since certain commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company uses the same credit policies in making commitments to extend credit as it does for on-balance-sheet instruments.

Collateral held for commitments to extend credit varies but may include accounts receivable, inventory, property, plant, equipment, and income-producing commercial properties.

The following table summarizes the Company's off-balance-sheet financial instruments whose contract amounts represent credit risk as of June 30, 2005:

     Commitments to extend credit       $26,659,000
     Standby letters of credit          $   342,000

CAPITAL RESOURCES

Total shareholders' equity increased from $14,013,000 at December 31, 2004 to $14,294,000 at June 30, 2005. This increase of $281,000 was due to net earnings for the period of $505,000, offset by a decrease of $224,000 in the fair value of securities available-for-sale, net of tax.

Bank holding companies, such as us, and their banking subsidiaries are required by banking regulators to meet certain minimum levels of capital adequacy, which are expressed in the form of certain ratios. Capital is separated into Tier 1 capital (essentially common shareholders' equity less intangible assets) and Tier 2 capital (essentially the allowance for loan losses limited to 1.25% of risk-weighted assets). The first two ratios, which are based on the degree of credit risk in our assets, provide the weighting of assets based on assigned risk factors and include off-balance sheet items such as loan commitments and stand-by letters of credit. The ratio of Tier 1 capital to risk-weighted assets must be at least 4.0% and the ratio of total capital (Tier 1 capital plus Tier 2 capital) to risk-weighted assets must be at least 8.0%. The capital leverage ratio supplements the risk-based capital guidelines.

Banks and bank holding companies are required to maintain a minimum ratio of Tier 1 capital to adjusted quarterly average total assets of 3.0%.

The following table summarizes the Bank's risk-based capital ratios at June 30, 2005:

     Tier 1 capital (to risk-weighted assets)       11.67%
     Total capital (to risk-weighted assets)        12.66%
     Tier 1 capital (to total average assets)        8.81%

As of June 30, 2005, the Company had approximately $1,425,000 in unencumbered cash that could be contributed to the Bank if necessary. The Bank's capital ratios listed above would improve if these funds were injected.

REGULATORY MATTERS

From time to time, various bills are introduced in the United States Congress with respect to the regulation of financial institutions. Certain of these proposals, if adopted, could significantly change the regulation of banks and the financial services industry. We cannot predict whether any of these proposals will be adopted or, if adopted, how these proposals would affect us.

RECENT ACCOUNTING PRONOUNCEMENTS

Accounting standards that have been issued or proposed by the Financial Accounting Standards Board that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

--------------------------------------------------------------------------------
     DO NOT SEND STOCK CERTIFICATES TO THE COMPANY FOR EXCHANGE AT THIS TIME. IF THE REORGANIZATION IS APPROVED, THE COMPANY WILL SEND YOU A TRANSMITTAL LETTER WITH INSTRUCTIONS ON EXCHANGING YOUR STOCK CERTIFICATE(S) FOR ANY CASH PAYMENT DUE TO YOU.
--------------------------------------------------------------------------------

                                      PROXY
                            CHEROKEE BANKING COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Dennis W. Burnette and A. R. Roberts, III, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of Cherokee Banking Company ("Cherokee"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on November 1, 2005, at our main office located at 1275 Riverstone Parkway, Canton, Georgia, 30114 at 5:00 p.m. local time, and at any adjournment or postponement thereof (the "Special Meeting") upon the proposal described in the Proxy Statement and the Notice of the Special Meeting, dated September 30, 2005, the receipt of which is acknowledged in the manner specified below.

     1. To vote on an Agreement and Plan of Reorganization (the "Plan") providing for the merger of Cherokee Interim Corporation with and into Cherokee, with Cherokee surviving the merger and the holders of fewer than 1,100 shares of Cherokee common stock receiving $17.75 in cash in exchange for each of their shares of such stock.

           FOR [_]              AGAINST [_]              ABSTAIN [_]

     2. In the discretion of the proxies on such other matters that are unknown to Cherokee's board of directors as of a reasonable time prior to the date of this solicitation and are properly brought before the Special Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT ARE UNKNOWN TO CHEROKEE'S BOARD OF DIRECTORS AS OF A REASONABLE TIME PRIOR TO THE DATE OF THE SOLICITATION AND ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING.

DO NOT SEND STOCK CERTIFICATES TO THE COMPANY FOR EXCHANGE AT THIS TIME. IF THE REORGANIZATION IS APPROVED, THE COMPANY WILL SEND YOU A TRANSMITTAL LETTER WITH INSTRUCTIONS ON EXCHANGING YOUR STOCK CERTIFICATE(S) FOR ANY CASH PAYMENT DUE TO YOU.

Please sign this proxy exactly as your name appears herein. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:____________, 2005                 _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature if held jointly

    THIS PROXY IS SOLICITED BY CHEROKEE'S BOARD OF DIRECTORS AND MAY BE REVOKED
                             PRIOR TO ITS EXERCISE.

      Optional: I _____do _____ do not plan to attend the Special Meeting.